SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Visual Data Corporation

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VISUAL DATA CORPORATION

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 25, 2004

      The 2004 Annual Meeting of the Shareholders of Visual Data Corporation will be held at 2 p.m., local time, at the Courtyard by Marriott Fort Lauderdale North, 2440 West Cypress Creek Road, Fort Lauderdale, Florida 33309 on Wednesday, August 25, 2004. At the 2004 Annual Meeting, you will be asked to vote on the following matters:

1.	To elect a Board of Directors consisting of five members, which may subsequently be increased to nine members if Proposal 5, Proposal 6 and Proposal 7 are approved.

2.	To ratify the appointment of Goldstein Lewin & Co. as the independent auditors of Visual Data.

3.	To approve an amendment to our 1996 Stock Option Plan increasing the number of shares available for issuance under the plan.

4.	To approve the cancellation of outstanding options granted and the re-granting of those options to the option holders.

5.	To approve the possible issuance of in excess of 19.99% of the presently issued and outstanding common stock of Visual Data upon the conversion of shares of Series A-10 Convertible Preferred
Stock and the 8% senior secured convertible notes.

6.	To approve the possible issuance of in excess of 19.99% of the presently issued and outstanding common stock of Visual Data in the Onstream Merger in a transaction in which a Director owns more than 5%.

7.	To approve new employment agreements for executive officers following the Onstream Merger, the granting of options to certain members of management and the payment of severance benefits.

8.	To approve an amendment to our Articles of Incorporation changing the name of our company to Onstream Media Corporation.

9.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors recommends that you vote FOR Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, Proposal 7 and Proposal 8.

      Only shareholders of record, as shown by the transfer books of Visual Data at the close of business on June 28, 2004, will be entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the 2004 Annual Meeting will be available for examination by any shareholder for the proper purpose during normal business hours at our offices for a period of at least 10 days preceding the 2004 Annual Meeting.

     The audio portion of the meeting will be webcast on www.vdat.com/investors in real time, enabling shareholders who are not in attendance to listen-only to the meeting as it is being held.

     All shareholders are invited to attend the Annual Meeting in person. However, even if you expect to be present at the Annual Meeting, we ask that as promptly as possible you mark, sign, date and return the enclosed proxy card in the postage pre-paid envelope provided. Shareholders attending the 2004 Annual Meeting may vote in person even if they have previously voted.

By Order of the Board of Directors
/s/ Randy S. Selman
Pompano Beach, Florida	Randy S. Selman,
____________, 2004	Chairman, President and Chief Executive Officer

VISUAL DATA CORPORATION

PROXY STATEMENT
2004 ANNUAL MEETING

TABLE OF CONTENTS

Page No.
General	1

Questions and Answers	1

Security Ownership of Certain Beneficial Owners and Management	5

Matters to be Considered at the 2004 Annual Meeting

Proposal 1 - Election of Directors	6

Proposal 2 - Ratification of the Appointment of Goldstein Lewin & Co.
as Independent Auditors of Visual Data	18

Proposal 3 – To approve an amendment to Visual Data's 1996 Stock Option Plan increasing the number
of shares available for grant under the plan	20

Proposal 4 - To approve the cancellation of outstanding options and the re-granting of those options to
the option holders	25

Proposal 5 -To approve the possible issuance of in excess of 19.99% of the presently issued and outstanding common stock of Visual Data upon the conversion of shares of Series A-10 Convertible
Preferred Stock and the 8% senior secured convertible notes	27

Proposal 6 -To approve the possible issuance of in excess of 19.99% of the presently issued and
outstanding common stock of Visual Data in the Onstream Merger in a transaction in which a director owns more than 5%	34

Proposal 7 - To approve new employment agreements for executive officers following the Onstream
Merger, the granting of options to certain members of management and the payment of severance
benefits	41

Proposal 8 - To approve an amendment to our Articles of Incorporation changing the name of our company to
Onstream Media Corporation	48

How Proposal 5, Proposal 6, Proposal 7 and Proposal 8 will effect Visual Data	43

Appraisal Rights	49

Other Matters	49

Proposals of Shareholders	50

Annual Report on Form 10-KSB	50

Householding of Annual Meeting Materials	50

Appendix:

Appendix A - Onstream Media Corporation Financial Statements for the Years Ended December 31, 2003 and 2002 and for the Three Months Ended March 31, 2004 and 2003
Appendix B - Visual Data Pro Forma Financial Statements
Appendix C - Audit Committee Charter
Appendix D - Form of Employment Agreement for Messrs. Selman and Saperstein
Appendix E - Form of Employment Agreement for Messrs. Glassman and Friedland
Appendix F - Articles of Amendment to our Articles of Incorporation changing the name of the company to Onstream Media Corporation

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Shareholders Should Read the Entire Proxy Statement
Carefully Prior to Returning Their Proxies

VISUAL DATA CORPORATION

PROXY STATEMENT
DATED __________________, 2004

2004 ANNUAL MEETING OF SHAREHOLDERS
AUGUST 25, 2004

General

      The enclosed proxy is solicited on behalf of the Board of Directors of Visual Data Corporation for use at our 2004 Annual Meeting of shareholders to be held on Wednesday, August 25, 2004 at 2 p.m., and at any adjournment or postponement thereof. The 2004 Annual Meeting will be held at Courtyard by Marriott Fort Lauderdale North, 2440 West Cypress Creek Road, Fort Lauderdale, Florida 33309. These proxy solicitation materials were mailed on or about _________, 2004 to all shareholders entitled to vote at the 2004 Annual Meeting.

Questions and Answers

     Following are some commonly asked questions raised by our shareholders and answers to each of those questions.

1.  What may I vote on at the 2004 Annual Meeting?

     At the 2004 Annual Meeting, shareholders will consider and vote upon the following matters:

*	to elect a Board of Directors consisting of five members, which may subsequently be increased to nine members if Proposals 5, 6 and 7 are approved;

*	to ratify the appointment of Goldstein Lewin & Co. as the independent auditors of Visual Data;

*	to approve an amendment to our 1996 Stock Option Plan increasing the number of shares of common stock issuable under the Plan from 733,334 shares to 3,500,000 shares;

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*	to approve the cancellation of outstanding options and the re-granting of those options to the option holders;

*	to approve the possible issuance of in excess of 19.99% of the presently issued and outstanding common stock of Visual Data upon the conversion of shares of Series A-10 Convertible Preferred Stock and the 8% senior secured convertible notes;

*	to approve the possible issuance of in excess of 19.99% of the presently issued and outstanding common stock of Visual Data in the Onstream Merger in a transaction which a director owns more than 5%;

*	to approve new employment agreements for executive officers following the Onstream Merger, the granting of options to certain members of management and the payment of severance benefits;

*	to approve Articles of Amendment to our Articles of Incorporation changing the name of our company to Onstream Media Corporation; and

*	such other matters as may properly come before the 2004 Annual Meeting or any adjournment or postponement thereof.

2.  How does the Board recommend that I vote on the proposals?

     The Board of Directors recommends a vote FOR each proposal.

3.  How do I vote?

     Sign and date each proxy card you receive and return it in the postage-paid envelope prior to the 2004 Annual Meeting.

4.  Can I revoke my proxy?

     You have the right to revoke your proxy at any time before the 2004 Annual Meeting by:

*	notifying the Secretary of Visual Data in writing;

*	voting in person at the 2004 Annual Meeting; or

*	returning a later-dated proxy card.

5.  What shares are included on the proxy card(s)?

       The shares on your proxy card(s) represent ALL of your shares. If you do not  return your proxy card(s), your shares will not be voted.

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6.  What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Interwest Transfer Co., Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, telephone 801-272-9294, or if your shares are held in "street name," by contacting the broker or bank holding your shares.

7.  Who is entitled to vote at the 2004 Annual Meeting?

      Only holders of record of our common stock as of the close of business on June 28, 2004 are entitled to notice of and to vote at the 2004 Annual Meeting.

8.  How many votes may be cast?

      As of June 28, 2004, the record date for the 2004 Annual Meeting, 4,610,824 shares of our common stock, the only outstanding voting securities of Visual Data, were issued and outstanding. At the meeting, each outstanding share of common stock will be entitled to one vote.

9.  What is a "quorum" at the 2004 Annual Meeting?

     A "quorum" is a majority of the outstanding shares entitled to vote. The shares may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

10.  What vote is required to approve each proposal?

     Once a quorum has been established, a plurality of the votes cast by the shares entitled to vote at the 2004 Annual Meeting is necessary to elect the directors (Proposal 1), to ratify the appointment of auditors (Proposal 2) and to amend our stock option plan (Proposal 3). Once a quorum has been established, the majority of all the votes cast in person or by proxy at the 2004 Annual Meeting must vote FOR Proposals 4, 5, 6 and 7. If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

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11.  What happens if I abstain?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

12.  Why is the approval of Proposals 5, 6 and 7 intertwined?

     A condition to closing the Onstream Merger (Proposal 6) is the closing of the Financing Transactions (Proposal 5). If the Onstream Merger closes, under the terms of our existing employment agreements with Messrs. Selman and Saperstein, we would be obligated to pay them significant funds and accelerate the vesting of currently outstanding options. Proposal 7 provides for the approval of new employment agreements with each of Messrs. Selman and Saperstein which eliminate the necessity to pay the funds. Accordingly, if Proposal 5, Proposal 6 and Proposal 7 are not approved, none of these Proposals presented at the 2004 Annual Meeting will be enacted and neither the Financing Transactions nor the Onstream Merger will close.

13.  How will voting on any other business be conducted?

     Although we do not know of any business to be considered at the 2004 Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the 2004 Annual Meeting, your signed proxy card gives authority to the proxy holder, Randy S. Selman, to vote on such matters at his discretion.

14.      Who are the largest principal shareholders?

     For information regarding holders of more than 5% of Visual Data's outstanding common stock, see "Security Ownership of Certain Beneficial Owners and Management" appearing later in this Proxy Statement.

15.  Who will bear the cost of this solicitation?

     Visual Data will bear the entire cost of the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers and employees of Visual Data without additional compensation. We anticipate that the costs of the solicitation will not exceed $10,000.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table contains information regarding beneficial ownership of our common stock as of May 31, 2004 held by:

*	persons who own beneficially more than 5% of our outstanding common stock,
*	our directors,
*	named executive officers, and
*	all of our directors and officers as a group.

     Unless otherwise indicated, the address of each of the listed beneficial owners identified is c/o Visual Data Corporation, 1291 Southwest 29 Avenue, Pompano Beach, Florida 33069. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from May 31, 2004 upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from the date hereof have been exercised.

NAME AND ADDRESS OF OF BENEFICIAL OWNER	SHARES OF COMMON STOCK BENEFICIALLY OWNED NUMBER	PERCENTAGE

Randy S. Selman(1)	61,520	1.3%
Alan M. Saperstein(2)	63,487	1.4%
George Stemper (3)	22,204	*
Gail Babitt (4)	21,513	*
Benjamin Swirsky(5)	15,752	*
Robert Wussler(6)	22,283	*
Charles C. Johnston (7)	40,668	*
All directors and
officers (seven persons)(8)	247,427	5.2%
Fred Deluca (9)	387,514	7.8%

* represents less than 1%

(1)      This amount includes options to acquire an aggregate of 20,000 shares of common stock at an exercise price of $22.50 per share, options to acquire an aggregate of 23,334 shares of common stock at an exercise price of $30.00 per share and options to acquire an aggregate of 8,333 shares of common stock at an exercise price of $31.88 per share. Excludes options to purchase 13,334 shares of common stock at an exercise price of $22.50, which have not yet vested.

(2)      This amount includes options to acquire an aggregate of 20,000 shares of common stock at an exercise price of $22.50 per share, options to acquire an aggregate of 23,334 shares of common stock at an exercise price of $30.00 per share and options to acquire an aggregate of 8,333 shares of common stock at an exercise price of $31.88 per share. Excludes options to purchase 13,334 shares of common stock at an exercise price of $22.50, which have not yet vested.

(3)      This amount includes options to acquire an aggregate of 1,667 shares of common stock at an exercise price of $3.45 per share, options to purchase 6,667 shares of common stock at an exercise price of $11.25 per share, options to purchase 5,000 shares of common stock at an exercise price of $30.00 per share and options to purchase 6,667 shares of common stock at an exercise price of $62.82 per share.

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(4)      This amount includes options to acquire an aggregate of 1,667 shares of common stock at an exercise price of $3.45 per share, options to purchase 6,667 shares of common stock at an exercise price of $11.25 per share, options to purchase 5,000 shares of common stock at an exercise price of $30.47 per share and options to purchase 6,667 shares of common stock at an exercise price of $30.00 per share.

(5)      This amount includes options to acquire an aggregate of 6,667 shares of common stock at an exercise price of $11.25 per share, options to purchase 5,000 shares of common stock at an exercise price of $30.00 per share and options to purchase 3,334 shares of common stock at an exercise price of $112.50 per share.

(6)      This amount includes options to acquire an aggregate of 6,667 shares of common stock at an exercise price of $7.50 per share, options to purchase 6,667 shares of common stock at an exercise price of $11.25 per share, options to purchase 5,000 shares of common stock at an exercise price of $30.00 per share and options to purchase 3,333 shares of common stock at an exercise price of $257.82 per share. Excludes options to acquire an aggregate of 3,333 shares of common stock at an exercise price of $11.25 per share, which have not yet vested.

(7)      This amount includes shares owned by J&C Resources, LLC of which Mr. Johnston is the President, Chairman and CEO.

(8)      See notes (1) through (7) above.

(9)      This amount includes warrants to acquire 66,667 shares of our common stock at an exercise price of $15.00 per share and 310,334 shares of our common stock issuable upon the conversion of shares of our Class A-8 Convertible Preferred Stock.

MATTERS TO BE CONSIDERED AT THE 2004 ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the Board of Directors

     Our Board of Directors currently consists of five members, Randy S. Selman, Alan M. Saperstein, Benjamin Swirsky, Robert J. Wussler and Charles S. Johnston, who were elected at our 2003 annual meeting of shareholders.

     At the 2004 Annual Meeting, five directors will be elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified. Our Board of Directors may be increased by an additional four members if Proposals 5, 6 and 7 are approved as described later in this proxy statement. With respect to this Proposal 1, the five nominees receiving the greatest number of votes cast by the holders of our common stock entitled to vote at the 2004 Annual Meeting will be elected directors of Visual Data (assuming a quorum is present). We have no reason to believe that any nominee of the Board will be unable to serve if elected. A vote FOR the nominees includes discretionary authority to vote for a substitute nominee named by the Board if any of the nominees become unable or unwilling to serve.

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     The following persons have been nominated by the Board for election to the Board of Directors:

Name	Age	Position

Randy S. Selman	48	Chairman of the Board, President and Chief
		Executive Officer
Alan M. Saperstein	45	Director, Chief Operating Officer and
		Treasurer
Benjamin Swirsky(1)(2)(3)(4)	62	Director
Robert J. Wussler(1)(2)(3)(4)	67	Director
Charles C. Johnston (1)(2)(3)(4)	69	Director

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Finance Committee
(4)	Member of the Governance and Nominating Committee

     Randy S. Selman. Since our inception in May 1993, Mr. Selman has served as our Chairman and Chief Executive Officer, President, and a director, and from September 1996 through June 1999, as our Chief Financial Officer. Mr. Selman has been a member of the Board of Directors of Onstream Media Corporation since June 2001. From March 1985 through May 1993, Mr. Selman was Chairman of the Board, President and Chief Executive Officer of SK Technologies Corporation (OTC Bulletin Board: SKTC), a publicly-traded software development company. Mr. Selman founded SKTC in 1985 and was involved in their initial public offering in 1989. Mr. Selman's responsibilities included management of SKTC, public and investor relations, finance, high level sales and general overall administration.

     Alan M. Saperstein. Mr. Saperstein has served as our Executive Vice President, Treasurer and a director since our inception in May 1993. If re-elected to our Board of Directors at our 2004 Annual Meeting, he will subsequently be appointed our Chief Operating Officer. Since June 2001 Mr. Saperstein has been a member of the Board of Directors of Onstream Media Corporation. From March 1989 until May 1993, Mr. Saperstein was a free-lance producer of video film projects. Mr. Saperstein has provided consulting services for corporations which have set up their own sales and training video departments. From 1983 through 1989, Mr. Saperstein was the Executive Director/Entertainment Division of NFL Films where he was responsible for supervision of all projects, budgets, screenings and staffing.

     Benjamin Swirsky. Mr. Swirsky has been a member of the Board of Directors since July 1997. Mr. Swirsky is the owner of Beswir Properties Inc., an investment capital company. From June 1993 until January 1998, Mr. Swirsky was President and Chief Executive Officer of Slater Steel, Inc., a publicly-traded company (TSE: SSI) with investments in the steel, steel service, forging, pole-line hardware and trucking industries. Mr. Swirsky was Chairman of P.C. Docs International, Inc., a Canadian publicly-traded company (Nasdaq: DOCSF, TSE: DXX) from 1997 to 1999. Mr. Swirsky is also a member of the Board of Directors of the Four Seasons Hotel Inc. (NYSE: FS), which owns a chain of first class hotels located throughout the world, and serves on the Audit, Compensation and Governance committees of its Board. Mr. Swirsky also sits on the Board of Directors of a number of other companies, including (i) CamVec Corp., a Canadian publicly-traded company (CAT.CV), (ii) Commercial Alcohols, Inc., in which he is also a principal shareholder, (iii) AMICA Mature Lifestyles Inc., a Toronto Stock Exchange company, and (iv) Alliance Financial Inc. a Canadian publicly-traded company where he serves as Chairman.

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     Robert J. Wussler. Mr. Wussler has been a member of our Board of Directors since July 1999. Mr. Wussler is currently the President of Ted Turner Pictures LLC, and is Chairman of the Board of Directors of Team Sports Entertainment, Inc., a publicly-traded company (OTC Bulletin Board: TSPT) that is in the closed-wheeled auto racing business. Prior to that, he served as Chairman, Chief Executive Officer and President of U.S. Digital Communications, Inc., a global satellite communications firm. From June 1995 to May 1998, Mr. Wussler was President and Chief Executive Officer of Affiliate Enterprises, Inc., a company formed by ABC Television affiliates to pursue new business opportunities. From 1989 to 1992, he was President and Chief Executive Officer of COMSAT Video Enterprises. From 1980 to 1990, Mr. Wussler was Senior Vice President and Chief Operating Officer of Turner Broadcasting System. Mr. Wussler spent 21 years at CBS in various capacities, starting in the mailroom, and served as President of CBS Television and Sports from 1975 to 1978.

     Charles C. Johnston. Mr. Johnston has been a member of our Board of Directors since April 2003. Mr. Johnston has been the Chairman of Ventex Technology, Inc., a privately-held neon light transformer company, since July 1993. Mr. Johnston has also served as Chairman of Inshore Technologies, a private corporation since 1994 and J&C Resources a private corporation, a position that he has held since 1987. Mr. Johnston is a member of the Board of Directors of AuthentiDate Holding Company (Nasdaq National Market: ADAT), Internet Commerce Corporation (Nasdaq National Market: ICCA) and McData Corporation (Nasdaq National Market: MCDT). Mr. Johnston serves as a Trustee of Worcester Polytechnic Institute and earned his B.S. degree from WPI in 1957.

     If Proposal 5, Proposal 6 and Proposal 7, which appear elsewhere in this proxy statement, are approved at the 2004 Annual Meeting, in addition to the foregoing five members, the shareholders will be approving the election of four additional members to the Board of Directors as described in Proposal 5 and Proposal 6 which appear later in this proxy statement.

CORPORATE GOVERNANCE AND RELATED MATTERS

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Board of Directors Meetings and Committees

     The Board of Directors meets regularly during the year to review matters affecting Visual Data and to act on matters requiring Board approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent. During the fiscal year ended September 30, 2003, there were 12 meetings of the Board, and the Board took action an additional eight times by unanimous written consent. Each member of the Board participated in each action of the Board.

     The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Finance Committee and the Governance and Nominating Committee. From time to time, the Board of Directors may establish additional committees.

     Audit Committee. The Audit Committee of the Board of Directors is responsible for the engagement of our independent public accountants, approves services rendered by our accountants, reviews the activities and recommendations of our internal audit department, and reviews and evaluates our accounting systems, financial controls and financial personnel. The Board has previously adopted a charter for the Audit Committee. Pursuant to the requirements of the Securities and Exchange Commission which requires that we provide our shareholders with a copy of the Audit Charter at least once every three years, we have included a copy of the Audit Charter as Appendix C to this proxy statement.

     The Audit Committee is presently composed of Messrs. Swirsky, Wussler and Johnston. Mr. Swirsky is Chairman of the Audit Committee. Each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of The Nasdaq Stock Market, Inc., and is an "audit committee financial expert" within the meaning of the applicable regulations of the Securities and Exchange Commission promulgated pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee met four times in fiscal 2003.

2003 Audit Committee Report

     The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of Visual Data's financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with laws and regulations and standards of business conduct. The Board has adopted a charter for the Audit Committee. Management of Visual Data has responsibility for preparing financial statements of Visual Data as well as Visual Data's financial reporting process. Goldstein Lewin & Co., acting as independent auditors, are responsible for expressing an opinion on the conformity of Visual Data's audited financial statements with generally accepted accounting principles.

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     In this context, the Audit Committee hereby reports as follows:

     1.      The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2003 with Visual Data's management.

     2.      The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees.

     3.      The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed the matter of independence with the independent auditors.

     4.      Based on the review and discussion referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors of Visual Data, and the Board has approved, that the audited financial statements be included in Visual Data's Annual Report on Form 10-KSB for the year ended September 30, 2003, for filing with the Securities and Exchange Commission.

     Each member of the Audit Committee is independent as defined under the listing standards of the Nasdaq Stock Market.

Benjamin Swirsky - Chairman
Robert J. Wussler
Charles S. Johnston

     Compensation Committee. The Compensation Committee establishes and administers our executive compensation practices and policies, reviews the individual elements of total compensation for elected officers and recommends salary adjustments to the Board of Directors. In addition, the Committee administers our 1996 Stock Option Plan and determines the number of performance shares and other equity incentives awarded to elected officers and the terms and conditions on which they are granted, amends compensation plans within the scope of the Compensation Committee's authority and recommends plans and plan amendments to the Board, sets company policy for employee benefit programs and plans and oversees administration of employee retirement plans and various other benefit plans as we may establish from time to time. The Compensation Committee consists of Messrs. Swirsky, Wussler and Johnston. The Compensation Committee met in fiscal 2003 in conjunction with meetings of the full Board of Directors.

     Finance Committee. The Finance Committee reviews and makes recommendations concerning:

*	proposed dividend actions, stock splits and repurchases,

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*	current and projected capital requirements,
*	issuance of debt or equity securities,
*	strategic plans and transactions, including mergers, acquisitions, divestitures, joint ventures and other equity investments,
*	customer financing activities, business and related customer finance business and funding plans of Visual Data and its subsidiaries,
*	overall company risk management program and major insurance programs, and
*	investment policies, administration and performance of the trust investments of our employee benefit plans.

     Messrs. Swirsky, Wussler and Johnston are members of the Finance Committee. The Finance Committee met during in fiscal 2003 in conjunction with meetings of the full Board of Directors.

     Governance and Nominating Committee: In June 2003 our Board of Directors adopted Corporate Governance and Nominating Committee Principles. The Governance and Nominating Committee reviews and makes recommendations to the Board of Directors with respect to:

*	the responsibilities and functions of the Board and Board committees and with respect to Board compensation,
*	the composition and governance of the Board, including recommending candidates to fill vacancies on, or to be elected or re-elected to, the Board,
*	candidates for election as Chief Executive Officer and other corporate officers, and
*	monitoring the performance of the Chief Executive Officer and our plans for senior management succession.

     The consideration of any candidate to become a member of our Board of Directors will be based on our Board's assessment of the individual's background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time. The Board does not assign any particular weighting or priority to any particular factor it may consider. Candidates for Director may be identified by management, other directors or advisors to Visual Data. The Board of Directors may employ an executive search firm to assist it in future searches for Board candidates.

     Messrs. Swirsky, Wussler and Johnston are members of the Governance and Nominating Committee. The Governance and Nominating Committee met during fiscal 2003 in conjunction with meetings of our full Board of Directors.

Communications with Directors

     Shareholders may communicate with any member of the Board of Directors, or the Board of Directors as a whole, by writing to our Corporate Secretary at 1291 SW 29 Avenue, Pompano Beach, Florida 33069 with a request to forward same to the intended recipient. In general, all shareholder communications delivered to our Corporate Secretary for forwarding will be forwarded in accordance with the shareholder's instructions. However, the Corporate Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

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Directors' Compensation

     Directors who are not our employees received $3,750 per quarter as compensation for serving on the Board of Directors, as well as reimbursement of reasonable out-of-pocket expenses incurred in connection with their attendance at Board of Directors' meetings. As of September 30, 2003, we had accrued Board fees of approximately $37,500, which have subsequently been paid.

     From time to time we issue the members of our Board of Directors options to purchase shares of our common stock as compensation for their services as directors. At September 30, 2003 members of our Board of Directors hold outstanding options to purchase an aggregate of 171,670 shares of our common stock at prices ranging from $7.50 to $257.82 per share. As described in Proposal 4 which appears later in this proxy statement, these outstanding options may be cancelled and regranted at different exercise prices if the proposal is approved by our shareholders at the 2004 Annual Meeting.

EXECUTIVE COMPENSATION
Compensation Summary

The following table summarizes all compensation recorded by Visual Data in each of the last three fiscal years for our Chief Executive Officer and each of the other executive officers serving as such whose annual compensation exceeded $100,000.

NAME AND PRINCIPAL POSITION	YEAR	ANNUAL COMPENSATION						LONG-TERM COMPENSATION AWARDS						ALL OTHER COMPENSATION

						OTHER ANNUAL COMPENSATION		RESTRICTED STOCK AWDS		OPTIONS
		SALARY		BONUS						SARs(#)		LTIP

Randy S. Selman,	2003	$140,000		-0	-	$17,126	(1)	-0	-	-0	-	-0	-	-0	-
President, CEO	2002	$159,917	(13)	-0	-	$15,631	(2)	-0	-	-0	-	-0	-	-0	-
and Director	2001	$227,333	(13)	-0	-	$11,863	(3)	-0	-	-0	-	-0	-	-0	-
Alan M. Saperstein,	2003	$140,000		-0	-	$20,462	(4)	-0	-	-0	-	-0	-	-0	-
Vice President, Treasurer	2002	$159,917	(13)	-0	-	$19,199	(5)	-0	-	-0	-	-0	-	-0	-
and Director	2001	$227,333	(13)	-0	-	$14,178	(6)	-0	-	-0	-	-0	-	-0	-
George Stemper,	2003	$140,000		-0	-	$18,462	(7)	-0	-	-0	-	-0	-	-0	-
Chief Operating Officer	2002	$145,417		-0	-	$16,199	(8)	-0	-	-0	-	-0	-	-0	-
	2001	$150,000		-0	-	$8,248	(9)	-0	-	-0	-	-0	-	-0	-
Gail Babitt,	2003	$140,000		-0	-	$10,877	(10)	-0	-	-0	-	-0	-	-0	-
Chief Financial Officer	2002	$136,167		-0	-	$12,631	(11)	-0	-	-0	-	-0	-	-0	-
	2001	$115,761		-0	-	$7,068	(12)	-0	-	-0	-	-0	-	-0	-

(1)	Includes $5,126 for medical insurance and $12,000 automobile allowance.
(2)	Includes $4,381 for medical insurance and $11,250 automobile allowance.
(3)	Includes $2,863 for medical insurance and $9,000 automobile allowance.

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(4)	Includes $9,462 for medical insurance and $12,000 automobile allowance.
(5)	Includes $7,949 for medical insurance and $11,250 automobile allowance.
(6)	Includes $5,178 for medical insurance and $9,000 automobile allowance.
(7)	Includes $9,462 for medical insurance and $9,000 automobile allowance.
(8)	Includes $7,949 for medical insurance and $8,250 automobile allowance.
(9)	Includes $1,998 for medical insurance and $6,250 automobile allowance.
(10)	Includes $1,877 for medical insurance and $9,000 automobile allowance.
(11)	Includes $4,381 for medical insurance and $8,250 automobile allowance.
(12)	Includes $1,651 medical insurance and $5,417 automobile allowance.
(13)	Includes a $25,000 management fee paid by EDNET.

     In conjunction with the loan agreement with Mr. Fred Deluca entered into in December 2001, all members of our management each agreed to limit their annual salary to $140,000 under certain circumstances while the loan is outstanding. The management team has waived the difference between the contracted salaries as provided for in their respective employment agreement and this limitation.

Employment Agreements

     Effective January 9, 1998, we entered into amended and restated employment agreements with Randy S. Selman, our Chief Executive Officer, President and a director, and with Alan Saperstein, our Executive Vice President, Treasurer and a director. The agreements with each of Messrs. Selman and Saperstein are substantially similar and superseded in their entirety previous employment agreements with each of Messrs. Selman and Saperstein. The term of the agreement is for three years from the effective date of the agreements and is renewable for successive one-year terms unless terminated. The annual salary under each of the agreements is $137,500, which amount will be increased by 10% each year. Messrs. Selman and Saperstein are also each eligible to receive an annual bonus in cash or stock equal to 2% of our earnings before income tax, depreciation and amortization (EBITDA) on that portion of EBITDA that has increased over the previous year's EBITDA.

     Additionally, each of Messrs. Selman and Saperstein were granted options (which contain certain anti-dilution provisions) to purchase 25,000 shares of common stock at $31.88 per share, vesting 8,334 options on the first anniversary and 8,333 on each anniversary thereafter. The options, which are exercisable for a period of four years from the vesting date, automatically vest upon the occurrence of certain events, including a change in control, constructive termination (as defined in the agreements) of the employee, or the termination of the employee other than for cause.

     The agreements were amended, effective September 1, 1999, to (i) extend the term an additional two years, until January 9, 2003 (ii) increase the annual salary under each agreement to $195,000, and (iii) grant an additional 16,667 options at $133.125 (the fair market value at the date of grant) per share to each of Messrs. Selman and Saperstein, vesting 8,334 options on the first anniversary and 8,333 on second anniversary of the effective date of the additional two year term provided for under the amendment to the amended and restated employment agreements.

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     The agreements were further amended, effective August 1, 2001, to (i) extend the term an additional two years, until August 1, 2005 (ii) increase the annual salary under each agreement to $250,000, and (iii) grant an additional 33,334 options at $22.50 (the fair market value at the date of grant) per share to each of Messrs. Selman and Saperstein, vesting 3,333 options per year for the first two years and 13,334 options per year for the next two years on each anniversary date of the effective date of the term provided for under the amendment to the amended and restated employment agreements. The EBITDA annual bonus has been revised so that no bonus would be paid unless we have a positive Net Income (as defined in the agreement), and, at such time, the EBITDA bonus will be paid only up to an amount that maintains a positive Net Income.

     The agreements also provide, among other things, for (i) participation in any profit-sharing or retirement plan and in other employee benefits applicable to our employees and executives, (ii) an automobile allowance and fringe benefits commensurate with the duties and responsibilities of Messrs. Selman and Saperstein, (iii) benefits in the event of disability and (iv) contain certain non-disclosure and non-competition provisions. Additionally, Messrs. Selman and Saperstein may be granted certain bonus incentives by our Board of Directors. Furthermore, we have agreed to indemnify each of them for any obligations or guaranties that either of them may have undertaken on our behalf.

     Under the terms of the agreements, we may terminate the employment of Mr. Selman or Mr. Saperstein either with or without cause. If the Agreements are terminated by us without good cause, or by Mr. Selman or Mr. Saperstein with good cause, as applicable, we would be obligated to pay that executive an amount equal to three times that executive's current annual compensation (including base salary and bonus), payable in semi-monthly installments (except in the case of a termination upon a change in control wherein the executive may elect either a lump sum payment, discounted to present market value or payment over a three year period in semi-monthly installments). Additionally, the executive would be entitled to participate in and accrue medical benefits for a period of two years after the date of termination without cause (by us) or for good cause (by the executive). To the extent that either Messrs. Selman or Saperstein are terminated for cause, no severance benefits shall be paid.

     Effective January 1, 2002 we entered an employment agreement with Gail Babitt, our Chief Financial Officer. The term of the agreement was for two years from the effective date of the agreement and was renewable for successive one-year terms unless terminated. The annual salary under the agreement is $155,000, which amount will be increased by 10% each year. In December 2003 we renewed Ms. Babitt's agreement for an additional one year term effective January 1, 2004. Additionally, Ms. Babitt was granted options (which contain certain anti-dilution provisions) to purchase 6,667 shares of common stock at $11.25 per share, vesting 3,334 options on the first anniversary and 3,333 options on second anniversary of the effective date of each of the agreements. The options, which are exercisable for a period of four years from the vesting date, automatically vest upon the occurrence of certain events, including a change in control, constructive termination (as defined in the agreements) of the employee, or the termination of the employee other than for cause. The agreement also provides, among other things, for (i) participation in any profit-sharing or retirement plan and in other employee benefits applicable to our employees and executives, (ii) an automobile allowance and fringe benefits commensurate with the duties and responsibilities of Ms. Babitt, (iii) benefits in the event of disability and (iv) contain certain non-disclosure and non-competition provisions. Additionally, Ms. Babitt may be granted certain bonus incentives by our board of directors. Furthermore, we have agreed to indemnify her for any obligations or guaranties that she may have undertaken on our behalf.

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     Under the terms of the agreement, we may terminate the employment of Ms. Babitt either with or without cause. If the agreement is terminated by us without good cause, or by Ms. Babitt with good cause, as applicable, we would be obligated to provide her three months notice and then to pay current compensation and benefits for an additional six month period.

     As described in Proposal 7, if Proposals 5, 6 and 7 are approved at the 2004 Annual Meeting, we will enter into new employment agreements with each of Messrs. Selman and Saperstein, as well as employment agreements with Messrs. Friedland and Glassman, the executive officers of Onstream Media, the terms of which are described later in this Proxy Statement under Proposal 7. In addition, if Proposals 5, 6 and 7 are approved, such approvals will result in the early cancellation of Ms. Babitt's employment agreement and the payment to her of certain severance funds as described later in this Proxy Statement under Proposal 7.

Aggregated Option Exercises in 2003 and Fiscal Year-End Option Values

     The following table sets forth certain information regarding stock options granted in year ended September 30, 2003 to the named executive officers.

Option Grants in Year Ended September 30, 2003

NAME	NO. OF SECURITIES UNDERLYING OPTIONS GRANTED	% OF TOTAL OPTIONS GRANTED TO EMPLOYEES IN FISCAL YEAR	EXERCISE PRICE	EXPIRATION DATE

Randy S. Selman,
President, Chief
Executive Officer
and Director	—	—	—	—
Alan Saperstein,
Executive Vice
President and
Director	—	—	—	—
George Stemper,
Chief Operating
Officer	—	—	—	—
Gail Babitt, Chief
Financial Officer	—	—	—	—

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Aggregate Option Exercises in Year Ended September 30, 2003 and Year-End Option Values

     The following table sets forth certain information regarding stock options held as of September 30, 2003 by the Named Executive Officers.

			NO. OF SECURITIES
			UNDERLYING
			UNEXERCISED			VALUE OF UNEXERCISED
	SHARES		OPTIONS AT			IN-THE-MONEY OPTIONS AT
	ACQUIRED	$	SEPTEMBER 30, 2003			SEPTEMBER 30, 2003(1)
	ON	VALUE
NAME	EXERCISE	REALIZED	EXERCISABLE		UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE

Randy S. Selman,
President, Chief
Executive Officer
and Director	—	—	60,000	(2)	13,334(2)	$ —	$ —
Alan Saperstein,
Executive Vice
President and
Director	—	—	60,000	(2)	13,334(2)	$ —	$ —
George Stemper,
Chief Operating
Officer	—	—	20,001	(3)	—	$ —	$ —
Gail Babitt,
Chief Financial
Officer	—	—	20,001	(4)		$ —	$ —

(1)	The dollar value of the unexercised in-the-money options is calculated based upon the difference between the option exercise price and $2.58 per share, being the last sale price of our common stock on October 1, 2003 as reported by The Nasdaq SmallCap Market.
(2)	Of such exercisable options, at September 30, 2003, 20,000 were exercisable at $22.50, 23,334 options were exercisable at $30.00 per share and 16,666 options were exercisable at $31.88 per share. Of the unexercisable options, 13,334 have an exercise price of $22.50 per share at September 30, 2003.
(3)	Of such exercisable options, at September 30, 2003, 1,667 options were exercisable at $3.45 per share, 6,667 options were exercisable at $11.25 per share, 5,000 were exercisable at $30.00 per share and 6,667 were exercisable at $62.82 per share.
(4)	Of such exercisable options, at September 30, 2003, 1,667 options were exercisable at $3.45 per share, 6,667 options were exercisable at $11.25 per share, 6,667 were exercisable at $30.00 per share and 5,000 were exercisable at $30.47 per share.

1996 STOCK OPTION PLAN

     A description of our 1996 Stock Option Plan is contained later in this proxy statement under Proposal 3 which begins on page 20 .

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 4, 2001 we entered into a private debt financing transaction with Mr. Fred Deluca, a shareholder, pursuant to the terms and conditions of a Loan Agreement, a Secured Promissory Note in the principal amount of $3 million and a Security Agreement. Under the terms of the debt financing transaction, we agreed to pay 12% annual interest on the loan. We granted Mr. Deluca a security interest in substantially all of our tangible and intangible assets, and issued him a warrant to purchase approximately 66,667 shares of our common stock at an exercise price of $15.00 per share.

     On May 7, 2003 we entered into an Amended and Restated Loan Agreement with Mr. Deluca which restructured the original loan. Under the terms of the Amended and Restated Loan Agreement, Mr. Deluca agreed to renew the outstanding principal amount due under original loan and extend us a new loan in the amount of $1,950,000. The new loan is evidenced by a three year promissory note in the principal amount of $3,000,000, payable interest only on a quarterly basis beginning in July 2003 at the rate of 5.25% per annum. This new loan is collateralized by a blanket security interest in our assets and a pledge of the stock of our subsidiaries.

     We issued Mr. Deluca 140,000 shares of our newly created Class A-8 Convertible Preferred Stock as consideration for entering into the Amended and Restated Loan Agreement. He also exchanged approximately 123,667 shares of our currently issued and outstanding common stock owned by him for an additional 92,750 shares of our Class A-8 Convertible Preferred Stock. The approximately 123,667 shares of common stock returned now have the status of authorized but unissued shares. We granted Mr. Deluca demand and piggy-back registration rights covering the shares of common stock issuable upon the conversion of the Class A-8 Convertible Preferred Stock.

     In May 2003 in connection with this loan we placed $1,000,000 of the proceeds in a separate account to be used by us only with the approval of Mr. Deluca. These funds were reflected on our balance sheet as restricted cash. In June 2004 Mr. Deluca released $800,000 of this restricted cash to us. We used $500,000 of that amount to satisfy our obligations to Virage in the amount of $206,250 and advanced $293,750 to Onstream Media which was used as a reduction of the Onstream Media Note described later in this proxy statement under Proposal 6; we used the remaining $300,000 as general working capital.

     At March 31, 2004 we owed Mr. Deluca $3,000,000. If Proposal 5 and Proposal 6 are approved, we will repay him $2,000,000 of that amount in cash and he will convert the remaining $1,000,000 owed him into 50,000 shares of our Class A-10 Convertible Preferred Stock, and he will convert the 232,750 shares of Class A-8 Convertible Preferred Stock with a stated value of $1,396,500 into an additional 69,825 shares of Class A-10 Convertible Preferred Stock. With the closing of those transactions he will release the blanket security interest in our assets and the pledge of the stock of our subsidiaries and the remaining $200,000 in restricted cash will be released to us.

17

     On February 26, 2004, J&C Resources LLC lent us $300,000. The term of the loan is one year, and all interest was prepaid through the issuance of 21,000 shares of common stock. In addition, we issued 9,000 shares of common stock as an origination fee and 10,000 shares of common stock for legal and other fees. One of the members of our board of directors Charles C. Johnston, is the President, Chairman and CEO of J&C Resources, LLC.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the fiscal year ended September 30, 2003 and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended September 30, 2003, as well as any written representation from a reporting person that no Form 5 is required, Visual Data is not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act 1934 during the fiscal year ended September 30, 2003.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN LEWIN & CO.
AS INDEPENDENT AUDITORS OF VISUAL DATA

     The Audit Committee has selected Goldstein Lewin & Co. as our independent auditors for the current fiscal year. Representatives of Goldstein Lewin & Co. are expected to attend the 2004 Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from shareholders. Goldstein Lewin & Co. has served as our auditors since July 2002, and has audited our financial statements for the past two fiscal years.

Audit Fees

     The aggregate audit fees billed by Goldstein Lewin & Co. for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-QSB for the quarters ending December 31, 2002, and March 31 and June 30, 2003 were $97,000.

18

     The aggregate audit fees billed to Visual Data by Arthur Andersen LLP for the fiscal year ended September 30, 2002, from the beginning of that fiscal year through the date of Arthur Andersen LLP's termination, were approximately $ 12,000. The aggregate audit fees billed to Visual Data by Goldstein Lewin & Co. for the fiscal year ended September 30, 2002 and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-QSB for the quarter ending March 31 and June 30, 2002 were approximately $105,000.

Audit Related Fees

     For the fiscal years ended September 30, 2003 and 2002, the aggregate fees billed for assurance and related services by Goldstein, Lewin & Co. relating to the performance of the audit of our financial statements which are not reported under the caption "Audit Fees" above was $11,000 and $1,000, respectively.

Tax Fees

     For the fiscal years ended September 30, 2003 and 2002 the aggregate fees billed for tax compliance, tax advice and tax planning. Tax fees include the preparation of federal and state corporate income tax returns. The aggregate tax fees billed to Visual Data by Goldstein Lewin & Co. for the fiscal year ended September 30, 2003 were approximately $16,000. Prior to the engagement of Goldstein Lewin & Co. as our independent auditors, we had engaged that firm to assist us in tax-related matters. The aggregate tax fees billed to Visual Data by Goldstein Lewin & Co. for the fiscal year ended September 30, 2002 were approximately $13,000.

All Other Fees

     Other than fees relating to the services described above under "Audit Fees," "Audit-Related Fees" and "Tax Fees," there were no additional fees billed by Goldstein Lewin & Co. for services rendered to Visual Data for the fiscal years ended September 30, 2003 or 2002.

Audit Committee Pre-Approval Policies

     The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

19

     Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

     All of the services provided by Goldstein, Lewin & Co. described above under the captions "Audit-Related Fees" and "Tax Fees" were approved by our Audit Committee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF GOLDSTEIN LEWIN & CO. AS INDEPENDENT AUDITORS OF VISUAL DATA.

PROPOSAL 3

TO APPROVE AN AMENDMENT TO OUR 1996 STOCK OPTION PLAN TO
INCREASE THE TOTAL NUMBER OF SHARES OF OUR COMMON STOCK
AVAILABLE FOR ISSUANCE UNDER SUCH PLAN FROM 733,334 SHARES TO
3,500,000 SHARES

     On February 9, 1997, the Board of Directors and a majority of our shareholders adopted our 1996 Stock Option Plan (the "Plan"). Pursuant to an amendment to the Plan ratified by shareholders on April 22, 2002, we had reserved an aggregate of 11,000,000 shares of common stock for issuance under the Plan, which included up to 10,000,000 shares to be issued pursuant to options granted under the Plan ("Plan Options") and up to 1,000,000 shares to be issued pursuant to restricted stock grants ("Stock Grants") made under the Plan. On June 24, 2003 we effected a one-for-15 reverse stock split which had the effect of proportionately reducing both the number of shares of our common stock available for issuance under the Plan as well as the number of shares of common stock issuable upon the exercise of the then outstanding options. As a result of the reverse stock split, we now have approximately 733,334 shares reserved for issuance under the Plan, which includes up to 666,667 shares to be issued pursuant to Plan Options and 66,667 shares to be issued pursuant to Stock Grants. At May 31, 2004 we have options to purchase 255,769 shares of our common stock outstanding under the Plan. Such options were issued to our directors and, employees at exercise prices ranging from $3.45 to $257.82 per share.

     Our Board of Directors believes that it is in our best interest to amend the Plan to increase the number of shares of common stock issuable under the Plan to our employees, directors and advisors from approximately 733,334 shares to 3,500,000 shares, which will include up to 3,000,000 shares of common stock for issuance pursuant to Plan Options and up to 500,000 shares of common stock to be issued pursuant to Stock Grants.

20

Description of the Plan

     The stated purpose of the Plan is to increase our employees', advisors', consultants' and non-employee directors' proprietary interest in the company, and to align more closely their interests with the interests of the Visual Data shareholders, as well as to enable us to attract and retain the services of experienced and highly qualified employees and non-employee directors. The Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee determines, from time to time, those of our officers, directors, employees and consultants to whom Stock Grants and Plan Options will be granted, the terms and provisions of the respective Grants and Plan Options, the dates such Plan Options will become exercisable, the number of shares subject to each Plan Option, the purchase price of such shares and the form of payment of such purchase price. Stock Grants may be issued by the Compensation Committee at up to a 10% discount to market at the time of grant. Under the terms of the Plan the Compensation Committee cannot issue Stock Grants to exceed, in the aggregate, 66,667 shares, which will be increased to 500,000 shares if this Proposal is approved. All other questions relating to the administration of the Plan, and the interpretation of the provisions thereof are to be resolved at the sole discretion of the Compensation Committee.

     Plan Options granted under the Plan may either be options qualifying as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not so qualify ("Non-Qualified Options"). In addition, the Plan also allows for the inclusion of a reload option provision ("Reload Option"), which permits an eligible person to pay the exercise price of the Plan Option with shares of common stock owned by the eligible person and to receive a new Plan Option to purchase shares of common stock equal in number to the tendered shares. Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant.

     The term of each Plan Option and the manner in which it may be exercised is determined by the Compensation Committee, provided that no Plan Option may be exercisable more than 10 years after the date of its grant and, in the case of an Incentive Option granted to an eligible employee owning more than 10% of our common stock, no more than five years after the date of the grant. In any case, the exercise price of any stock option granted under the Plan will not be less than 85% of the fair market value of the common stock on the date of grant. The exercise price of Non-Qualified Options is determined by the Compensation Committee.

21

     The per share purchase price of shares subject to Plan Options granted under the Plan may be adjusted in the event of certain changes in our capitalization, but any such adjustment cannot change the total purchase price payable upon the exercise in full of Plan Options granted under the Plan. Officers, directors and key employees of and consultants to us and our subsidiaries will be eligible to receive Non-Qualified Options under the Plan. Only our officers, directors and employees who are employed by us or by any of our subsidiaries thereof are eligible to receive Incentive Options.

     All Plan Options are non-assignable and non-transferable, except by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by such optionee. If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, or if an optionee is not our employee but is a member of our Board of Directors and his or her service as a Director is terminated for any reason, other than death or disability, the Plan Option granted may be exercised on the earlier of the expiration date or 90 days following the date of termination. If the optionee dies during the term of his employment, the Plan Option granted to him or her will lapse to the extent unexercised on the earlier of the expiration date of the Plan Option or the date one year following the date of the optionee's death. If the optionee is permanently and totally disabled within the meaning of Section 22(c)(3) of the Code, the Plan Option granted to him or her lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability.

     The Board of Directors may amend, suspend or terminate the Plan at any time, except that no amendment can be made which:

     *     increases the total number of shares subject to the Plan or changes the minimum purchase price therefore (except in either case in the event of adjustments due to changes in our capitalization) without the consent of our shareholders,

     *      affects outstanding Plan Options or any exercise right thereunder,

     *      extends the term of any Plan Option beyond 10 years, or

     *      extends the termination date of the Plan.

     Unless the Plan has been earlier suspended or terminated by the Board of Directors, the Plan terminates 10 years from the date of the Plan's adoption. Any such termination of the Plan does not affect the validity of any Plan Options previously granted thereunder.

     The potential benefit to be received from a Plan Option is dependent on increases in the market price of the common stock. The ultimate dollar value of the Plan Options that have been or may be granted under the Plan is not currently ascertainable.

22

On June 17, 2004, the closing price of our common stock as reported on the Nasdaq SmallCap Market™ was $2.03.

Tax Aspects

     The following discussion applies to the Plan and is based on federal income tax laws and regulations in effect. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of applicable state, local or foreign tax laws. Accordingly, any person receiving a grant under the Plan should consult with his own tax adviser.

     The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. An employee granted an Incentive Option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of common stock received upon exercise of the Incentive Option over the Plan Option exercise price is an item of tax preference under Section 57(a)(3) of the Code and may be subject to the alternative minimum tax imposed by Section 55 of the Code. Upon disposition of stock acquired on exercise of an Incentive Option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the Incentive Option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the Incentive Option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an Incentive Option) without complying with both of these holding period requirements ("Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him or her to suit under Section 16(b) of the Securities Exchange Act of 1934) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the Incentive Option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the Incentive Option is exercised, it may be necessary for the employee to amend his or her return to eliminate the tax preference item previously reported). We are not entitled to a tax deduction upon either exercise of an Incentive Option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a Disqualifying Disposition. If the holder of an Incentive Option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the Incentive Option tax treatment of the exercise. No gain or loss should be recognized on the exchange, and the shares received by the employee, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The employee will not, however, be able to utilize the old holding period for the purpose of satisfying the Incentive Option statutory holding period requirements. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the common stock is issued to the employee upon exercise of the Incentive Option. If an exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

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     With respect to the holder of Non-Qualified Options, the option holder does not recognize taxable income on the date of the grant of the Non-Qualified Option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock on the date of exercise. However, if the holder of Non-Qualified Options is subject to the restrictions on resale of common stock under Section 16 of the Securities Exchange Act of 1934, such person generally recognizes ordinary income at the end of the six month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock at the end of the six month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by us in the year that income is recognized.

     In connection with the issuance of Stock Grants as compensation, the recipient must include in gross income the excess of the fair market value of the property received over the amount, if any, paid for the property in the first taxable year in which beneficial interest in the property either is "transferable" or is not subject to a "substantial risk of forfeiture." A substantial risk of forfeiture exists where rights and property that have been transferred are conditioned, directly or indirectly, upon the future performance (or refraining from performance) of substantial services by any person, or the occurrence of a condition related to the purpose of the transfer, and the possibility of forfeiture is substantial if such condition is not satisfied. Stock Grants received by a person who is subject to the short swing profit recovery rule of Section 16(b) of the Securities Exchange Act of 1934 is considered subject to a substantial risk of forfeiture so long as the sale of such property at a profit could subject the shareholder to suit under that section. The rights of the recipient are treated as transferable if and when the recipient can sell, assign, pledge or otherwise transfer any interest in the Stock Grant to any person. Inasmuch as the recipient would not be subject to the short swing profit recovery rule of Section 16(b) of the Securities Exchange Act of 1934, the Stock Grant, upon receipt following satisfaction of condition prerequisites to receipt, will be presently transferable and not subject to a substantial risk of forfeiture. The recipient would be obligated to include in gross income the fair market value of the Stock Grant received once the conditions to receipt of the Stock Grant are satisfied.

Securities Law Restrictions

     The sale of the shares must be made in compliance with federal and state securities laws. Our officers, directors and 10% or greater shareholders, as well as certain other persons or parties who may be deemed to be "affiliates" of ours under federal securities laws, should be aware that resales by affiliates can only be made pursuant to an effective registration statement, Rule 144 or other applicable exemption. Our officers, directors and 10% or greater shareholders may also be subject to the "short swing" profit rule of Section 16(b) of the Securities Exchange Act of 1934.

Why we need shareholder approval to increase the number of shares available under the Plan

     Section 20 of the Plan requires our shareholders to approve the increase in the number of shares available under the Plan. In addition, NASD Marketplace Rule IM-4350-5 of The Nasdaq Stock Market, Inc. requires shareholder approval when a stock option plan is materially amended, including a material increase in the number of shares available under a plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER SUCH PLAN FROM 733,334 SHARES 3,500,000 SHARES.

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PROPOSAL 4

TO APPROVE THE CANCELLATION OF OUTSTANDING OPTIONS
THE RE-GRANTING OF THOSE OPTIONS AT A LATER DATE

     As of May 31, 2004, we have granted Plan Options to acquire an aggregate of 230,944 shares of our common stock to members of our Board of Directors, executive officers and senior management, current employees and a former member of our Board of Directors which are outstanding and will be exercisable on the date of the 2004 Annual Meeting, as well as non-Plan options to purchase an aggregate of 66,216 shares of our common stock granted to certain executive officers and current employees which will be exercisable on the date of the 2004 Annual Meeting (collectively, the "Current Options"). The exercise price of these options range from $3.45 per share to $31.88 per share, with a weighted average exercise price of $23.00. The Current Options are held as follows:

Name of Option Holder	Total # of Shares Underlying Outstanding and Vested Options(1)	% of Total Current Options	Range of Exercise Price of Options	Average Exercise Price of Option

Randy S. Selman (2)	65,001	21.9%	$22.50 to $31.88	$26.39
Alan M. Saperstein (2)	65,001	21.9%	$22.50 to $31.88	$26.39
Benjamin Swirsky (3)	11,667	3.9%	$11.25 to $30.00	$19.29
Robert Wussler (3)	21,667	7.3%	$ 7.50 to $30.00	$14.42
Charles C. Johnston (3)	0	—	—	—
Gail Babitt (4)	15,001	5.0%	$ 3.45 to $30.00	$18.72
George Stemper (4)	13,334	4.5%	$ 3.45 to $30.00	$17.31
Eric Jabobs (5)	25,000	8.4%	$11.25 to $30.00	$16.50
Brian Service (6)	8,334	2.8%	$11.25 to $30.00	$22.50
Employees (7)	72,155	24.3%	$15.00 to $30.00	$24.30

	297,160	100%

(1)	Excludes options presently outstanding which expire between May 31, 2004 and December 31, 2004 which will note be subject to cancellation and re-grant as described herein.
(2)	Messrs. Selman and Saperstein are executive officers and members of our Board of Directors.
(3)	Messrs. Swirsky, Wussler and Johnston are members of our Board of Directors.
(4)	Ms. Babitt is our former Chief Financial Officer and Mr. Stemper is our former Chief Operating Officer.
(5)	Mr. Jacobs was formerly a member of our Board of Directors and is currently a member of our senior management.
(6)	Mr. Service was formerly a member of our Board of Directors.
(7)	Includes 27 current employees of our company who are neither officers, directors nor members of our senior management.

      While the exercise price of the Current Options were equal to the fair market value of our common stock on each of their respective dates of grant, as a result of the reverse stock split we effected during fiscal 2003 to remain in compliance with the listing requirements of the Nasdaq SmallCap Market, the exercise prices were increased 15 fold. If this Proposal 4 is approved, holders of the Current Options will be offered a one-time opportunity to exchange their Current Options for new options (the "Re-Grant Options") to be issued on the date which is six months and one day from the date of cancellation (the "Re-Grant Date"). The Re-Grant Options will represent the same number of shares of our common stock as the Current Options, but with an exercise price which equals the fair market value of our common stock on the Re-Grant Date. The term of the Re-Grant Option will be the longer of two years from the Re-Grant Date or the expi ration date of the Current Option. For example, if an option holder currently holds options to purchase 10,000 shares of our common stock at an exercise price of $15.00 per share and the fair market value of our common stock on the Re-Grant Date is $5.00 per share, the Current Options will be cancelled and on the Re-Grant Date the holder will be automatically granted 10,000 Re-Grant Options with an exercise price of $5.00 per share.

     The Board of Directors believes that it is in Visual Data's best interests to undertake this cancellation and re-grant to ensure that the exercise prices of these currently outstanding options have a more relative relationship to the fair market value of the common stock. As a result of the reverse stock split, the exercise price of the Current Options in most cases is significantly higher than the current fair market value of our common stock. This disproportionate relationship between the exercise price and the market value negates the compensatory nature of the Current Options.

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Why we need shareholder approval to undertake the cancellation and re-grant of the Current Options

     NASD Marketplace Rule IM-4350-5 of The Nasdaq Stock Market, Inc. requires shareholder approval when a stock option plan is materially amended, including a repricing of outstanding options.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CANCELLATION AND RE-GRANT OF OUTSTANDING STOCK OPTIONS.

PROPOSAL 5

     TO APPROVE THE POSSIBLE ISSUANCE OF IN EXCESS OF 19.99% OF THE
PRESENTLY ISSUED AND OUTSTANDING COMMON STOCK OF VISUAL DATA
UPON THE CONVERSION OF SHARES OF SERIES A-10 CONVERTIBLE
PREFERRED STOCK AND THE 8% SENIOR SECURED CONVERTIBLE NOTES.

     On June 8, 2004 we executed agreements for the sale of 8% senior secured convertible notes and related securities and the sale of Series A-10 Convertible Preferred Stock and common stock purchase warrants which will result in aggregate gross proceeds to us of $6.5 million. The financings, which are subject to shareholder approval and other customary conditions, will satisfy the $6.5 million financial requirement of the proposed merger between Visual Data and Onstream Media Corporation.

8% Senior Secured Convertible Notes

     We executed agreements to sell to 18 accredited investors $4.6 million principal amount of 8% senior secured convertible notes, together with common stock purchase warrants to purchase an aggregate of 805,000 shares of our common stock and an additional investment right entitling the holders to purchase from us up to an additional $2.3 million of 8% senior secured convertible notes. This transaction is structured as a private transaction exempt from registration under the Securities Act of 1933 in reliance on an exemption under Section 4(2) and Regulation D thereof which will result in gross proceeds to us of $4.6 million.

     These notes will be senior to all current and future indebtedness of Visual Data (other than up to $1.5 million of ordinary business debt) and we will pledge all of our assets and the securities we own in our subsidiaries as collateral for the notes. Additional terms of the 8% senior secured convertible notes include:

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     *      unless converted or redeemed as described below, the 8% senior secured convertible notes are due on or before the fourth anniversary of the issuance date,

     *      8% annual interest, payable quarterly in arrears beginning September 30, 2004. The interest is payable either in cash or at our option in shares of our common stock valued at 85% of the volume weighted average price of our common stock for the 20 days prior to the payment date, so long as the price is greater than $2.36 per share,

     *      subject to certain exceptions, while the notes are outstanding we cannot purchase, redeem or otherwise acquire any capital stock or issue any variable priced equity securities or variable price equity linked securities. We have also agreed not to redeem or repurchase any portion of our Series A-10 Preferred Stock, or any other preferred stock as may be issued in the future while the notes are outstanding, common stock or equity equivalent prior to either the maturity date of the notes or until all the notes have been converted without the consent of the holders of 51% of the outstanding notes,

     *      the notes are convertible at any time at the option of the holder into shares of our common stock at a conversion price of $2.00 per share which is subject to adjustment upon the occurrence of certain specified events, including stock dividends and stock splits, pro rata distributions of equity securities, evidences of indebtedness, rights or warrants to purchase common stock or cash or any other asset, mergers or consolidations, or certain issuances of common stock at a price below $2.00 per share, subject to adjustment as set forth above,

     *      if at any time while all or any portion of the 8% senior secured convertible notes are outstanding the trading price of our common stock exceeds $3.25 per share for a minimum of 20 days during a 30 day period, then an amount of the notes equal to the total volume for the 30 day period multiplied by the average daily closing price multiplied by 20% will automatically convert into shares of our common stock at the conversion price of $2.00 per share, subject to adjustment as set forth above,

     *      the number of shares of our common stock acquired by any holder upon conversion of the notes is limited to the extent necessary to ensure that following the conversion the total number of shares of our common stock beneficially owned by the holder does not exceed 9.999% of our issued and outstanding common stock,

     *      we can prepay all or any portion of the principal amount of the notes, plus any accrued but unpaid interest. If we should elect to prepay the notes, the holders will have five trading days to convert the notes into shares of our common stock. If we elect to prepay the notes, we must do so pro-rata amongst the holders, and at the time of prepayment we must issue the holders warrants which are equal to 50% of the quotient of (1) the portion of the note being prepaid and (2) $2.00 per share, subject to adjustment as set forth above, with an exercise price equal to the then conversion price,

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     *      beginning one year from the issuance date and ending 18 months from the issuance date each holder has the right to require us to prepay an amount equal to $500,000 less the principal amount of any notes which have been converted or paid during that period, and for the period beginning on or after 18 months from the issuance date, each holder has the right to require us to prepay an amount equal to $1,000,000 less the principal amount of any notes which have been converted or paid during that period, and

     *      beginning at the end of the 21st month following the issuance date the principal outstanding on any remaining 8% senior secured convertible notes will be paid in nine equal quarterly installments on the last day of each quarter. We have the option to pay the quarterly installments in shares of our common stock if the volume weighted average price during the preceding quarter is greater than $2.36 per share. That portion that can be paid in common stock is based upon a formula of 20% of the total trading volume for the quarter multiplied times the average closing price. In any quarter where this formula would result in the issuance of shares of common stock which exceed the amount of the quarterly installment, at the holders option an additional amount of up to 20% may be converted and applied to the final quarterly payment.

     The five year common stock purchase warrants have an exercise price of $2.50 per share, subject to adjustment in the event of stock splits, stock dividends, pro rata distributions of equity securities, evidences of indebtedness, rights or warrants to purchase common stock or cash or any other asset, mergers or consolidations, or certain issuances of common stock below at a price below $2.50 per share. The warrants include a cashless exercise feature which terminates at the time the shares underlying the warrants are registered. The number of shares of our common stock which can be issued upon the exercise of the warrants is limited to the extent necessary to ensure that following the exercise the total number of shares of our common stock beneficially owned by the holder does not exceed 9.999% of our issued and outstanding common stock.

     The additional investment right entitles the holders to purchase up to an additional $2.3 million principal amount of 8% senior secured convertible notes and warrants to purchase up to an additional 402,500 shares of our common stock beginning on the closing date and ending on the one year anniversary date of the registration of the underlying shares of common stock The terms and conditions of the securities contained in this additional investment right will be identical to the initial notes and warrants.

     At closing we will pay a placement agent fee of $322,000 and issue common stock purchase warrants to purchase 230,000 shares of our common stock at an exercise price of $2.50 per share. In addition, we agreed to pay an aggregate of $40,000 for legal fees and expenses incurred in connection with the preparation of the securities purchase agreement and related documents for the sale of these securities by us.

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Series A-10 Convertible Preferred Stock

     We also executed agreements to sell to 14 accredited investors an aggregate of 95,000 shares of our Series A-10 Convertible Preferred Stock at a purchase price of $20.00 per share, together with five year common stock purchase warrants to purchase 475,000 shares of our common stock at an exercise price of $2.25 per share, in a private transaction exempt from registration under the Securities Act of 1933 in reliance on an exemption under Section 4(2) and Regulation D which will result in gross proceeds to us of $1,900,000.

     In addition to the foregoing, we will issue Mr. Fred Deluca an aggregate of 119,825 shares of our Class A-10 Convertible Preferred Stock, including 50,000 shares upon the conversion of $1,000,000 of the amount we owe him under a loan agreement and 69,825 shares in exchange for 232,750 shares of our Class A-8 Convertible Preferred Stock with a stated value of $1,396,500. At the closing of the Financing Transactions, we will pay Mr. Deluca $2,000,000 thereby satisfying this note in full and he will release his security interest in our assets.

     The shares of Series A-10 Convertible Preferred Stock have no voting rights (other than as may be required under Florida law), have a liquidation preference of $20.00 per share plus declared but unpaid dividends, and include certain additional terms as follows:

     *      the shares are senior to all other classes of preferred stock and, as applicable, junior to or on a parity with other classes of preferred stock the terms of which expressly provide that they are senior to or on parity with the Series A-10 Convertible Preferred Stock. We cannot create or issue any preferred stock which ranks senior to or pari passu with the Series A-10 without the consent of the holders of at least 50% of the then outstanding shares of Series A-10,

     *      the holders are entitled to preferred, cumulative dividends at the rate of 8% per annum, payable quarterly in arrears at our option in cash or with additional shares of Series A-10 Convertible Preferred,

     *      each share of Series A-10 Convertible Preferred is convertible into of our common stock at the option of the holder at a conversion price of $2.00 per share, subject to adjustment in the event of stock splits and dividends and issuances of common stock at a price less than the then conversion price. Any shares of Series A-10 Convertible Preferred which are outstanding on the fifth anniversary of the closing date will automatically convert into common stock upon the same conversion ratio,

     *      the shares are not redeemable by us, and

     *      without the consent of holders of 50% of the outstanding shares of Series A-10 Convertible Preferred Stock, we cannot incur any indebtedness greater than $1.5 million.

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     At closing we will grant the holders of the Series A-10 Convertible Preferred Stock the right to designate one member of our board of directors. As of the date hereof, the purchasers have not identified the board designee. At closing, we will pay placement agent fees and a non-accountable expense allowance of $133,000, and issue four year common stock purchase warrants which are identical to the warrants sold with the Series A-10 Convertible Preferred Stock to purchase an aggregate of 95,000 shares at an exercise price of $2.25 per share.

Closings of the transactions

     The closing of both the sale of the 8% senior secured convertible notes and the Series A-10 Convertible Preferred Stock and each of their related securities are subject to shareholder approval, as well as other customary conditions. The aggregate of $1,900,000 to be received by us from the sale of the Series A-10 Convertible Preferred Stock has been deposited in escrow at a financial institution subject to closing of the transaction. There are no similar escrow provisions for the 8% senior secured convertible notes. If Proposals 5, 6 and 7 are approved at our annual meeting, the closing of the sale of the securities will occur immediately following the meeting, at which time the funds will be released from escrow representing the purchase price of the Series A-10 Convertible Preferred Stock and warrants, and the purchasers of the notes and related securities will tender payment in full for those securities. Immediately following these events, the Onstream Merger will close. If Proposals 5, 6 and 7 are not approved at the 2004 Annual Meeting, the funds presently held in escrow will be returned to the purchasers, without interest or deduction, and we will not sell any of these securities and we will not close the Onstream Media transaction.

Registration Rights

     We have agreed to file a registration statement with the Securities and Exchange Commission within 30 days from the closing date of these transactions registering the shares of common stock issuable upon the conversion of the notes and the Series A-10 Convertible Preferred Stock, the exercise of the warrants, and the shares related to the additional investment right if it is exercised in the future. We have also granted the purchaser's piggy-back registration rights under certain circumstances. If we fail to file the registration statement on a timely basis, or if it is not declared effective by the Securities and Exchange Commission within a maximum of 120 days from the filing date, we are subject to certain penalties.

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Use of Proceeds

     We estimate that we will receive net proceeds of approximately $ 5,923,000 upon the closing of the Financing Transactions, after payment of offering expenses and placement agent fees. We anticipate that we will use these proceeds as follows:

Use	Amount

Virage transaction (1)	$1,112,500
Net repayment to Deluca (2)	1,800,000
Accrued Onstream Media salaries and expenses (3)	200,000
Repayment to J&C Resources, LLC. (4)	300,000
Jessup & Lamont Securities Corporation (5)	125,000
Redemption of A-11 Convertible Preferred Stock (6)	500,000
Onstream Media capital expenditures (7)	600,000
General working capital (8)	1,285,500

$5,923,000

(1)      Includes amounts payable by Onstream Media in satisfaction of the Onstream Media Note. On February 11, 2004 we guaranteed a promissory note (the "Onstream Media Note") in the principal amount of $1,406,250 to Virage from Onstream Media for the licensing of certain software by Onstream Media. The principal was due and payable upon the earlier of (i) May 11, 2004 or (ii) the closing of any debt or equity financing by us of at least $2,000,000. If we did not conclude a financing of at least $2,000,000 or Onstream Media had not satisfied the Onstream Media Note by May 11, 2004, then Onstream Media would be in default under the Onstream Media Note and the software agreement could be terminated at the discretion of Virage and the Onstream Media Note will be cancelled. In June 2004 in connection with a payment of $293,750 to them by us on Onstream Media's behalf, Virage extended the due date of the Onstream Media Note to July 31, 2004 and the closing by us of any debt or equity financing of at least $2,000,000.

(2)      At May 31, 2004 we owed Mr. Deluca $3,000,000. If Proposals 5, 6 and 7 are approved, we will repay him $2,000,000 of that amount in cash and he will convert the remaining $1,000,000 owed him into 50,000 shares of our Class A-10 Convertible Preferred Stock. Upon the satisfaction of this loan, the $200,000 presently held by us as restricted cash will be released to us and, accordingly, the foregoing table reflects a net of $1,800,000 in proceeds being paid to Mr. Deluca from the Financing Transactions. Please see Proposal 1, Certain Relationships and Related Transactions, which appears on page 16 of this proxy statement for a description of this transaction.

(3)      Onstream Media has accrued and unpaid salaries of $338,534 due Messrs. Friedland and Glassman ($169,267 each) through May 31, 2004 together with accrued expenses due them of an aggregate of $10,136. They will each receive $100,000 from the proceeds of the Financing Transactions and the balance of the amounts due them will remain as a liability on our financial statements.

(4)      On February 26, 2004, we borrowed $300,000 from J&C Resources, LLC. Charles C. Johnston, a member of our board of directors, is the President, Chairman and CEO of J&C Resources, LLC. We used these funds for working capital. The term of the loan is one year, and all interest was prepaid through the issuance of 21,000 shares of common stock. In addition, we issued 9,000 shares of common stock as an origination fee and 10,000 shares of common stock for legal and other fees. The shares issued for interest, origination and other fees resulted in a charge of approximately $83,000, which was recorded as a discount and is being amortized over the term of the note. The balance of the unamortized discount is approximately $76,000 as of March 31, 2004 and is included in current portion of note payable.

(5)      Represents payment for the fairness opinion issued in connection with the Onstream Merger.

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(6)      On February 10, 2004, we sold 25,000 shares of Class A-11 Convertible Preferred Stock and three-year warrants to purchase 130,000 shares of its common stock to an unaffiliated third party for $500,000 in a private offering. Upon redemption of the Class A-11 Convertible Preferred Stock the shareholder will be entitled to retain the warrants.

(7)      Includes anticipated capital expenditures for software licenses and integration by Onstream Media during the next 12 months.

(8)      Includes funds to be utilized to further the development of Onstream Media, as well as funds to be used for general corporate purposes.

Why we need shareholder approval to issue these shares and the dilutive effect to our current shareholders

     The only condition to closing the Financing Transactions is approval by our shareholders of this Proposal 5. Rule 4460(i)(1)(D) of The Nasdaq Stock Market, Inc. Nasdaq Marketplace Rules requires certain companies whose securities are traded on the Nasdaq SmallCap Market (such as Visual Data) to obtain shareholder approval prior to issuing common stock (or shares convertible into common stock) in a transaction other than a public offering at a price less than the market value of the common stock when the amount of common stock to be issued (or issuable upon conversion) is or will be greater than 20% of the common stock or voting power of the company outstanding prior to issuance. No shareholder approval was required under Florida law for the sale of the Series A-10 Convertible Preferred Stock or the 8% senior secured convertible notes.

     The approval of the issuance in excess of 19.99% of our common stock will cause dilution in our current stockholders' ownership interests. Any such issuance of additional stock could also have the effect of diluting any earnings per share we may report in the future, together with the book value per share of outstanding shares of our common stock.

     Because the number of shares of our common stock owned at any one time by either the Series A-10 Convertible Preferred Stockholders or the 8% senior secured debenture holders cannot, by the terms of the purchase agreement, exceed 9.999% of our then issued and outstanding common shares, it is also likely that these preferred shareholders will be required to dispose of the shares of our common stock owned by them from time to time, including in open market transaction, to remain under this threshold which could adversely affect the market price of our common stock.

     As discussed above, both the shares of our Series A-10 Convertible Preferred Stock and the 8% senior secured convertible notes are convertible into shares of our common stock at an effective conversion rate of $2.00 per share. As of the date of this proxy statement, our common stock is quoted on the Nasdaq SmallCap Market at $ per share, however, the trading in our shares has historically been subject to much volatility and we cannot predict that the market price of our common stock in the future may be greater than the effective conversion rate. As a result of this potential for a conversion at a discount to market, any sales by the converting Series A-10 Convertible Preferred Stockholders or the debenture holders may cause a decline in the trading price of our common stock when these additional shares are resold into the public market. Any possible decrease in the market price of our common stock will adversely affect the value of the shares held by our current shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVING THE ISSUANCE BY VISUAL DATA OF IN EXCESS OF 19.99% OF THE PRESENTLY ISSUED AND OUTSTANDING COMMON STOCK OF VISUAL DATA UPON THE CONVERSION OF SHARES OF SERIES A-10 CONVERTIBLE PREFERRED STOCK AND THE 8% SENIOR SECURED CONVERTIBLE NOTES.

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PROPOSAL 6

     TO APPROVE THE POSSIBLE ISSUANCE OF IN EXCESS OF 19.99% OF THE
PRESENTLY ISSUED AND OUTSTANDING COMMON STOCK OF VISUAL DATA
UPON THE CLOSING OF THE ONSTEAM MERGER IN A TRANSACTION
IN WHICH A DIRECTOR OWNS MORE THAN 5%.

The Onstream Merger

     On October 22, 2003 we executed an agreement and plan of merger agreement with privately held Onstream Media Corporation to acquire the remaining interest in Onstream Media that we do not presently own. In December 2001, we acquired an initial 20% stake in and formed a strategic partnership with Onstream Media. In March 2003, we increased our ownership in Onstream Media to 28.6% .

      Pursuant to the agreement and plan of merger OSM, Inc., a wholly-owned subsidiary of Visual Data formed for the purposes of the transaction, will merge with Onstream Media and Onstream Media will be the surviving corporation (the "Onstream Merger"). Under the terms of the Onstream Merger each share of Onstream Media's common stock issued and outstanding immediately prior to the effective time of the Onstream Merger, exclusive of shares of Onstream Media's common stock owned by our company, will be converted into the right to receive 0.1481 shares of our common stock and every Onstream Media option or warrant issued and outstanding immediately prior to the effective time of the Onstream Merger be converted into the right to receive an option or warrant of based upon the same exchange ratio, with the exercise price adjusted by the inverse of the exchange ratio. We did not use a business broker or finder in this pending transaction and, accordingly, we will not pay any commissions or finders fees to any parties upon the closing of the Onstream Merger. The approximate 71% of Onstream Media which we will acquire in the Onstream Merger is held by shareholders of Onstream Media. All of these shareholders are accredited investors. Certain affiliates of our company are shareholders and option and warrant holders of Onstream Media and will participate in the Onstream Merger, including:

      Messrs. Johnston and Wussler, members of our board of directors, are shareholders and/or options holders in Onstream Media. As a result of the Onstream Merger each of Messrs. Wussler and Johnston will exchange their securities in Onstream Media for securities in Visual Data, as a result of the merger, upon the same terms and conditions as all other Onstream Media shareholders. Please see HOW PROPOSAL 5, PROPOSAL 6 , PROPOSAL 7 AND PROPOSAL 8 WILL EFFECT VISUAL DATA - PROFORMA PRINCIPAL SHAREHOLDERS beginning on page 52 of this proxy.

      On the effective date of the merger we will issue 2,184,429 shares of our common stock to acquire the remaining interest in Onstream Media, together with options and warrants to acquire 463,554 shares of our common stock at an exercise price of $3.376 per share in exchange for the Onstream Media options and warrants outstanding immediately prior to the effective time of the Onstream Merger. In the issuance of the securities in the Onstream Merger, we will rely upon an exemption from registration under the Securities Act of 1933 which is available under Rule 506 of Regulation D of that act.

     The closing of the Onstream Merger is subject to various conditions, including the completion by us of a financing for a minimum of $6.5 million. All other conditions precedent have been satisfied and, if this Proposal 6 is approved by our shareholders, such approval will satisfy the remaining conditions to closing the Onstream Merger. Jesup & Lamont Securities Corporation has issued a fairness opinion regarding this transaction to our Board of Directors.

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About Onstream Media
Its history

     Onstream Media is a development stage company which was founded in 2001 with the business objective of developing a feature rich digital asset management service and offering the service on an application service provider (ASP) basis to exploit the confluence of trends in broadband access and the cost of digital storage media. Digital asset management is a set of coordinated technologies and processes that allow the quick and efficient storage, retrieval, and reuse of the digital files that are essential to all businesses. These digital files include photos, videos, audio files, engineering specs, architectural plans, web pages, and many other pieces of business collateral. Digital asset management provides the business rules and processes needed to acquire, store, index, secure, search, export and transform these assets and their descriptive information.

     In March 2002, Onstream Media contracted with Science Applications International Corporation (SAIC) to build the Onstream Media's Alpha platform and demonstration system. In July 2002, SAIC made an equity investment in Onstream Media, which represented a 2% ownership position. In December 2001, we made a 20% equity investment in Onstream Media, which was subsequently increased to 28.6% and entered into a strategic joint venture.

      On February 11, 2004, Onstream Media entered into a license agreement whereby it licensed certain software from Virage, Inc. This software will be integrated into the Onstream Media digital asset management platform. On February 11, 2004 we guaranteed a promissory note (the "Onstream Media Note") in the principal amount of $1,406,250 for Onstream Media in favor of Virage for the licensing of certain software by Onstream Media. The principal was due and payable upon the earlier of (i) May 11, 2004 or (ii)the closing of any debt or equity financing by us of at least $2,000,000. If we had not concluded a financing of at least $2,000,000 or Onstream Media has not satisfied the Note by May 11, 2004, Onstream Media would be in default under the Note and the software agreement could be terminated at the discretion of Virage and the Note will be cancelled. In June 2004 in connection with a payment of $293,750 to Virage by us on Onstream Media's behalf, Virage extended the due date of the Onstream Media Note to July 31, 2004 and the closing by us of a debt or equity financing of at least $2,000,000. As set forth in Proposal 5, $1,112,500 of the proceeds of the Financing Transactions will be advanced to Onstream for use in satisfying the Onstream Media Note in full.

Its business model

     Onstream Media's digital asset management center will allow its customers and their employees to connect their computers and IP-enabled devices systems to the Onstream Media network to encode, index, store, stream, broadcast and access their digital-rich media files. Typical customers will be businesses that require large and rapidly growing volumes of digital-rich media files. These companies span a wide range of economic sectors, such as financial services, communications, media, healthcare, education, small to medium businesses and home offices.

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     Onstream Media's business model provides that it will make available to enterprises, without having to invest in a costly infrastructure, a full range of digital asset management, repurposing and collaboration tools. In addition to reducing operations and capital costs, Onstream Media's goal is to deliver a service that permits greater exploitation of content through repurposing and indexing, and a secure collaborative environment that permits integrated team development of all forms of rich media.

We believe that Onstream Media's solution will:

*	Offer a suite of media management, collaboration and repurposing tools,
*	Provide a secure, hosted service that is economical for a range of business sizes from individually owned to the Fortune 500,
*	Relieve organizations from the capital and labor costs of purchasing and maintaining media storage and management systems,
*	Offer customized user tools and capabilities with the ability to tailor the system through the addition of new features directed to specific user needs,
*	Offer a flexible core system design that allows for the addition of commercial applications and scaling to grow as media libraries increase,
*	Provide a secure communication or VPN architecture that allows enterprises to share rich media documents quickly, cost effectively from any location in the world.

     Onstream Media's goal is to provide the highest quality standard for a global IP-based content management system and supply its customers with a secure, high availability and redundant digital asset management network providing online access to digital assets. Whether the assets are audio files, financial information, photographic libraries, CAD/CAM drawings, corporate video assets or the creation and collaboration of new media, Onstream Media intends to offer an alternative to customers from building, managing and operating their own digital asset management infrastructures.

     By outsourcing valuable digital assets through Onstream Media, we believe that businesses will be able to more cost-effectively satisfy and manage their growing media libraries and will be freed from the need to build and operate and manage their own digital asset management networks.

     Onstream Media's business model assumes revenue will be generated from subscription fees, encoding fees, streaming fees, storage fees and professional fees.

      Onstream Media has contracted with SAIC to design, implement and manage its network. An alpha demonstration version of the platform was completed in June 2003, and it is anticipated that version 2.0, an integrated platform including SAIC technology and the Virage assets will be available by the end of the fourth quarter of 2004 with commercial deployment in the first quarter of 2005. The system is currently operational, however, certain features that were determined to be required in the commercial system have yet to be deployed due to funding constraints. Upon the closing of the Onstream Merger, these features will be integrated and the system will be ready for commercial deployment as defined above.

      Once the integrated platform is released for commercial deployment, Onstream Media believes it can market its digital asset management services through a combination of our client base and contacts which may be provided through its relationship with SAIC. There is no agreement or understanding, however, between SAIC and Onstream Media regarding the marketing of Onstream Media's digital asset management services to its customers.

Intellectual Property

      Onstream Media's success will depend in part on its ability to protect its intellectual property. To protect its proprietary rights, Onstream Media will rely generally on copyright, trademark and trade secret laws, confidentiality agreements with employees and third parties, and agreements with consultants, vendors and customers, although it may not sign such agreements in every case. Despite such protections, a third party could, without authorization, copy or otherwise obtain and use its platform. Onstream Media may also pursue the registration of certain of its trademarks and service marks in the United States. In general, there can be no assurance that Onstream Media's efforts to protect its intellectual property rights through copyright, trademark and trade secret laws will be effective to prevent misappropriation of its intellectual property. Its failure or inability to protect its proprietary rights could materially advers ely affect its business, financial condition and results of operations.

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Employees

      Onstream Media currently has 3 employees, all of which are full-time and none of which are part-time. None of its employees are covered by collective bargaining agreements and Onstream Media believes its relationships with its employees to be good.

Principal Executive Offices and General Information

      Onstream Media was formed under the laws of the State of Florida in June 2001. Its fiscal year is December 31. Onstream Media is a privately held company and its shares are not traded on any exchange or the Nasdaq Stock Market, nor are they quoted in the over-the-counter market. In accordance with a Management Agreement, we lease Onstream Media approximately 1,125 square feet of office space in our principal executive offices at 1291 SW 29th Avenue, Pompano Beach, FL 33069. In accordance with a Management Agreement, Onstream Media is charged $750 per month for office space and $500 per month for general facilities.

Selected Financial Information

     The following summary financial information has been derived from the financial statements of Onstream Media that are included in this proxy statement:

Balance Sheet Data

		December 31,
	March 31,
	2004	2003	2002

	(unaudited)
Working capital (deficit)	$(1,957,821)	$(299,040)	$(1,650)
Current assets	$26,338	$162,474	$124,765
Total assets	$2,467,630	$1,113,232	$912,515
Current liabilities	$1,984,159	$461,514	$126,415
Total liabilities	$1,984,159	$461,514	$126,415
Stockholders' equity	$483,471	$651,718	$786,100

Income Statement Data

		Fiscal year ended		Accumulated
	Three Months	December 31,		from inception
	Ended			(June 11, 2001) to
	March 31, 2004	2003	2002	December 31, 2003

	(unaudited)
Total operating expenses	$183,157	$523,979	$293,730	$817,709
Loss from operations	183,157	523,979	293,730	817,709
Other expense	65	389,879	148,804	538,683
Net loss	$183,222	$913,858	$442,534	$1,356,392

Management's Discussion and Analysis of Financial Condition and Plan of Operation for Onstream Media

      The following discussion should be read together with the information contained in the financial statements and related notes of Onstream Media included elsewhere in this proxy statement.

Plan of operation

      Onstream Media is a development-stage company. Since inception in June 11, 2001 through March 31, 2004 it has not generated any revenues. Onstream Media's activities through that date have been limited to start-up activities that included the development of a business plan and the initial activities involved in the development of its digital asset management platform. During the balance of 2004 Onstream Media's plan of operation includes completing the development of its digital asset management platform, subject to availability of sufficient working capital as described below. Assuming it is able to deploy its system by the first quarter of 2005, Onstream Media anticipates that it will begin to generate revenues from digital asset management services during 2005.

Liquidity and capital resources

      Onstream Media's working capital deficit at March 31, 2004 was approximately $1,958,000 and at March 31, 2004 it had an accumulated deficit of approximately $1,540,000. Net cash used in operations for the three months ended March 31, 2004 was approximately $175,000 compared to net cash used in operations of approximately $79,000 for the three months ended March 31, 2003. Net cash used in investing activities was approximately $1,341,000 for the three months ended March 31, 2004 as compared to $0 for the three months ended March 31, 2003. The increase in investing activities for the three months ended March 31, 2004 was primarily the result of software licenses purchased from Virage, Inc. for approximately $1,406,000. Cash flow provided by financing activities was approximately $1,520,000 for the three months ended March 31, 2004 as compared to approximately $94,000 for the three months ended March 31, 2003. The increase in finan cing activities for the three months ended March 31, 2004 was primarily the result of software licenses purchased from Virage, Inc. for approximately $1,406,000 for which Onstream Media issued a promissory note which is guaranteed by Visual Data.

      Through March 31, 2004 working capital to fund its operations has been generated from the proceeds of approximately $1,004,000 received by it from the private placement of its securities in a transaction exempt from registration pursuant to Regulation D of the Securities Act of 1933, and approximately $425,000 from the re-sale of common stock of Visual Data which it received in exchange for Visual Data's interest in Onstream Media. This resale was made in reliance on an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) of that act. The purchasers were accredited investors, no general solicitation or advertising was used in connection with this transaction, and the certificates evidencing the shares that were issued contained a legend restricting their transferability absent registration under the Securities Act of 1933 or the availability of an applicable exemption therefrom.

      During the next 12 months Onstream Media anticipates that it will make certain capital expenditures for the completion of the digital asset management platform of approximately $600,000. Onstream Media does not have sufficient capital resources to fund these expenditures, either through internal or external sources, and is presently dependent upon the closing of the Onstream Merger and the proceeds from the Financing Transaction to provide it sufficient capital to implement its business model. In addition, Onstream Media does not have sufficient funds to satisfy its obligation to Virage in the amount of approximately $1,400,000 unless the Onstream Merger closes. If the Onstream Merger does not close, because Onstream Media is both a development stage which has never generated revenues and a privately-held company with no market for its securities, in all likelihood it will be extremely difficult for Onstream Media to raise suffi cient capital to fund its working capital needs and satisfy the Virage note. In that event its ability to continue as going concern would be in doubt.

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Onstream Media's Management

     The following individuals are Onstream Media's executive officers and directors:

Name	Age	Positions Held

Clifford Friedland	53	Chairman and CEO
David Glassman	53	Vice Chairman and President
Randy S. Selman	48	Director
Alan M. Saperstein	45	Director

     Clifford Friedland. Mr. Friedland has been Chairman, CEO and co-founder since June 2001. Mr. Friedland was Vice President of Business Development and co-founder of TelePlace, Inc., a developer and owner of internet data centers and central offices from December 1999 to May 2001. Mr. Friedland was co-founder, Chairman and co-CEO of Long Distance International, Inc., one of the first competitive European telephone operators from May 1993 to December 1999. Mr. Friedland was President of Clifford Friedland Inc., a technology consulting firm, from January 1991 to April 1993. Mr. Friedland was a Director and co-founder of Action Pay-Per-View, a pay per view cable channel from January 1988 to December 1990. Mr. Friedland was President and co-founder of Long Distance America, one of the first competitive long distance operators after the breakup of AT&T from June 1984 to December 1987. Mr. Friedland was Vice President and co-founder of United States Satellite Systems, Inc., an FCC licensed builder and operator of geosynchronous communications satellites from April 1981 until December 1983. Mr. Friedland was Director and co-founder of United Satellite Communications, Inc., the world's first direct-to-home satellite network from April 1981 until May 1984. Mr. Friedland received a B.B.A. cum laude, from City University of New York.

     David Glassman. Mr. Glassman has been Vice Chairman, President and co-founder since June 2001. Mr. Glassman was Vice President of Marketing and co-founder of TelePlace, Inc., a developer and owner of internet data centers and central offices from December 1999 to May 2001. Mr. Glassman was co-founder, Vice chairman and Co-CEO of Long Distance International, Inc., one of the first competitive European telephone operators from May 1993 to December 1999. Mr. Glassman was an independent technology consultant from January 1988 to April 1993. Clients included Action Pay Per View. Mr. Glassman was President and co-founder of Long Distance America, one of the first competitive long distance operators after the breakup of AT&T from January 1984 to December 1987. Mr. Glassman was a communications consultant from January 1981 to January 1984 providing services to United States Satellite Systems Inc. and United Satellite Communications Inc. Mr. Glassman was co-founder and director of All American Hero, Inc., from January 1981 until December 1986. Mr. Glassman received a B.S. in Business Management from Florida International University.

     Randy S. Selman. Mr. Selman is an officer and director of Visual Data. His biographical information appears under Proposal 1 on page 7 of this proxy statement.

     Alan M. Saperstein. Mr. Saperstein is an officer and director of Visual Data. His biographical information appears under Proposal 1 on page 7 of this proxy statement.

Key Employees

     Allen. R. Goins. Mr. Goins has been Vice President of Operations since May 2003. Mr. Goins has over 28 years of management experience managing large technical teams. After serving with distinction as a Naval Officer for over 23 years which included an ashore commanding officer and a major department head tour on an aircraft carrier, Mr. Goins joined Science Applications International Corporation ("SAIC") as a Program Manager. He was deputy program manager and test manager on a highly successful $115 million dollar contract to put the first IP telecommunications network into business. Subsequently, Mr. Goins was Program Manager responsible for the integration and build out of the operational and business support systems and network for a 38GHz wireless competitive local exchange carrier. Mr. Goins was also Program Manager for Operational Support System to provide outsourced services for competitive local exchange carriers. This included the integration of off-the-shelf software, build out of a data center, network operations center, methods and procedures development and tier one call center to support the outsourced customer base.

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Advisory Committee

     Onstream Media's Board of Directors has established an Advisory Committee which presently consists of the following individuals.

     Jonathan Morris, M.D. Dr. Morris is founder, CEO and President of Prosanos Corporation, a company providing information solutions to the healthcare industry. Dr. Morris has held senior management roles in companies focused on healthcare information systems, clinical care products and services, the integration of bioinformatics and clinical data, and managing the impact of emerging technology in healthcare. Previously, Dr. Morris was Chief Medical Officer and Vice President of Clinical Services for the Enterprise & Health Solutions Sectors at SAIC. Prior to SAIC, Dr. Morris ran component product development at Oceania, Inc., a leading developer of patient charting software.

     General Ronald W. Yates (Ret.). General Yates was commander, Air Force Materiel Command, Wright-Patterson Air Force Base, Ohio. The Air Force Materiel Command researches, develops, tests, acquires and provides logistics support necessary to keep Air Force units and weapons systems in a state of readiness, and to sustain their operations in peace and war. The command manages these systems from inception on the drawing board through their retirement from the inventory. The Air Force Material Command has 18 specialized centers and 116,000 military and civilian employees around the world. The general entered the Air Force in 1960 upon graduation from the U.S. Air Force Academy. He has served as a test pilot, program manager for a variety of weapons systems, commander of a test wing and as commander of Air Force Systems Command.

     Lou Pugliese. Mr. Pugliese created the vision, the strategic direction and operation of onCourse, a digital asset management and metadata platform and service provider. OnCourse is a not-for-profit corporation backed by PBS members in order to create an environment for digital and online distribution of content to the K-12 education market. Mr. Pugliese brings more than 17 years of experience connecting the public sector education markets with private sector products, including serving as the Founding CEO of Blackboard Inc. - the leading e-Learning solutions provider.

     Vaikunth Gupta, PhD. Dr. Gupta is General Partner of Panum Group, LLC, a tele-communications consulting firm specializing in information technology and engineering Previously, Dr. Gupta was founder, President and CEO of Wisor Telecom Corporation, a software engineering and systems integration company for the telecommunications industry. Prior to Wisor, Dr. Gupta was founder, President and CEO of CTel, a software engineering firm whose customers included worldwide PTTs and other major carriers. Ctel created patents on SS7 signaling and traffic simulation that led to ANSI and ITU standards.

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     Carl Silva. Mr. Silva has over 15 years experience in Next Generation Information Networking. Most recently, Mr. Silva was Senior Vice President for SAIC's Converged Network Professional services. In this role, Mr. Silva also worked closely with SAIC Venture Capital Corporation to develop investments in the areas of Converged Networks, OSS/BSS and Wireless. Prior to SAIC, Mr. Silva was with Telcordia Technologies (formerly Bellcore) responsible for starting up Telcordia's initiatives in Voice over IP.

The Onstream Merger Benefits

     We believe that the Onstream Media service will expand our product offering by providing our Fortune 1000 and media and entertainment customers a low cost monthly service for the storage, streaming, encoding, collaboration and distribution of digital rich media. We believe that Onstream Media brings new target markets for our webcasting services that include government, healthcare, education, telecommunications and international sectors. We believe that these verticals also have strong requirements for digital asset management services and are the primary business sectors for SAIC. Our purchase of assets and licensing of software from Virage permitted us to begin providing digital asset management services during the second quarter of fiscal 2004; however, we do not have internal data and storage facilities. As a result, we believe that the merger with Onstream Media will enable us to utilize Onstream Media's platform, including a managed data and storage facility, when completed. We also believe the merger with will expose our company to significant incremental revenue opportunities in our webcasting and EDNET businesses. Moreover, we believe that the merger will eliminate the need for our company to expend significant capital, manpower and time to develop, build and roll-out our own asset management system. We believe that being able to offer our clients such instrumental product and services is a critical element to differentiating Visual Data from our competitors in the marketplace.

     Like Visual Data, Onstream Media will generate sales, with projected margins in excess of 60%, primarily through providing monthly recurring fees for subscriptions, storage, streaming and transport, encoding and professional services. Onstream Media will benefit from our infrastructure and sales channels. Additionally, Onstream Media's planned back office support will provide fully automated billing and provisioning to our current semi-automated system. We anticipate that the further automation of our billing and provisioning requirements will speed up billing time, cash flow and scalability.

Why we need shareholder approval to issue these shares and the dilutive effect to our current shareholders

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     No shareholder approval was required under Florida law for the Onstream Merger. Rule 4460(i)(1)(D) of The Nasdaq Stock Market, Inc. Nasdaq Marketplace Rules requires certain companies whose securities are traded on the Nasdaq SmallCap Market (such as Visual Data) to obtain shareholder approval prior to issuing common stock (or shares convertible into common stock) in a transaction other than a public offering at a price less than the market value of the common stock when the amount of common stock to be issued (or issuable upon conversion) is or will be greater than 20% of the common stock or voting power of the company outstanding prior to issuance.

     The approval of the issuance in excess of 19.99% of our common stock will cause dilution in our current stockholders' ownership interests. Any such issuance of additional stock could also have the effect of diluting any earnings per share we may report in the future, together with the book value per share of outstanding shares of our common stock.

     In addition, Rule 4350(i)(1)(C)(i) of The Nasdaq Stock Market, Inc. Nasdaq Marketplace Rules requires shareholder approval prior to the issuance of any securities in a transaction in which any director, officer or substantial shareholder of the issuer has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more. A trust and a company controlled by Charles C. Johnston, a member of our Board of Directors, owns 1,540,000 shares of Onstream Media which will covert into 228,074 shares of our common stock if this Proposal is approved. This ownership interest represents approximately 7.7% of Onstream Media prior to the transaction. Another member of our Board of Directors, Robert Wussler, is the owner of warrants to acquire 25,000 shares of Onstream Media common stock which, if this Proposal is approved, will convert into warrants to purchase 14,810 shares of our common stock at an exercise price of $3.376 per share. Both Messrs. Johnston and Wussler will be participating in the Onstream Merger upon the same terms and conditions as the other Onstream Media shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVING THE ISSUANCE BY VISUAL DATA OF IN EXCESS OF 19.99% OF THE PRESENTLY ISSUED AND OUTSTANDING COMMON STOCK OF VISUAL DATA TO BE ISSUED IN THE ONSTREAM MERGER IN A TRANSACTION IN WHICH A DIRECTOR OWNS MORE THAN 5%.

PROPOSAL 7

TO APPROVE NEW EMPLOYMENT AGREEMENTS FOR EXECUTIVE OFFICERS
FOLLOWING THE ONSTREAM MERGER, THE GRANTING OF OPTIONS TO CERTAIN
MEMBERS OF MANAGEMENT AND THE PAYMENT OF SEVERANCE BENEFITS

Employment Agreements to be signed as a result of the Onstream Merger

     In accordance with the employment contracts of Messrs. Selman and Saperstein, if the Onstream Merger is closed, as a result of the provisions of their current employment agreement we will be obligated to provide both Messrs. Selman and Saperstein with their base salaries, currently contracted at $302,500 each, for a three year period, which can be dispersed in a lump sum or over the standard term, at the option of the executive, plus full benefits for a period of two years from the date of termination. In addition, all options previously granted will become fully vested and have registration rights.

     To alleviate us from the obligations, Messrs. Selman and Saperstein have each agreed to enter into new four year employment contracts with us on the closing date of the Onstream Merger. The form of these agreements is included as Appendix D to this proxy statement. The new contracts provide a base salary of $178,000, with 10% annual increases, for Mr. Selman and a base salary of $163,000, with 10% annual increases, for Mr. Saperstein. The term of the employment contracts is four years, with the term beginning upon the consummation of the Onstream Merger. In addition to the base salary, the executive will receive an auto allowance of $1,000 per month, a deferred compensation allocation of $1,500 per month and an annual $5,000 allowance for the reimbursement of dues. We will grant the executive non-Plan options to purchase 400,000 shares of common stock at an exercise price per share equal to the greater of $2.50 per share or fair market value on the date of grant that will vest in installments of 100,000 shares on each anniversary date of the agreement, subject to accelerated vesting under certain circumstances. These options are in addition to the 450,000 options each of Messrs. Selman and Saperstein are also receiving as described below. Upon a subsequent change of control or termination without cause, we would be obligated to pay Messrs. Selman and Saperstein their base salaries for a three year period, which can be dispersed in a lump sum or over the standard term, at the option of the executive, plus full benefits for a period of two years from the date of termination. In addition, if the five day average closing price of the common stock is greater than or equal to $2.50 per share on the date of termination, all options previously granted will be cancelled, with all underlying shares (vested or unvested) issued to the executive, with Visual Data paying all taxes for the executive. If the five day average closing price of the common stock is less than $2.50 per share on the date of termination, the options will remain exercisable under the original term.

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     Following the Onstream Merger Messrs. Glassman and Friedland will enter into employment agreements with us. The form of these employment agreements is attached to this proxy statement as Appendix E. The agreements provide a base salary of $163,000, with 10% annual increases. The term of the employment agreement is for four years. In addition to the base salary, the executive will receive an auto allowance of $1,000 per month, a deferred compensation allocation of $1,500 per month and an annual $5,000 allowance for the reimbursement of dues. Upon a change of control or termination without cause, we would be obligated to pay Messrs. Glassman and Friedland their base salaries for a three year period, which can be dispersed in a lump sum or over the standard term, at the option of the executive, plus full benefits for a period of two years from the date of termination.

Granting of non-Plan options

     As additional compensation for the closing of the Onsteam Merger, if Proposals 5, 6 and 7 are approved, immediately following the closings each of our current directors, and Mr. Jacobs, a member of senior management and a former member of our board of directors, will receive immediately exercisable five-year options to purchase shares of our common stock with an exercise price equal to fair market value on the date of issuance in the amounts set forth below. These options will be issued outside of our 1996 Stock Option Plan:

Name	No. of Shares

Randy S. Selman(1)	450,000
Alan M. Saperstein(1)	450,000
Eric Jacobs	150,000
Benjamin Swirsky	100,000
Robert J. Wussler	100,000
Charles C. Johnston	100,000

1,350,000

(1)	Excludes options to purchase 400,000 shares of our common stock with an exercise price equal to fair market value on the date of grant that will be issued as additional compensation under the new employment agreements each of Messrs. Selman and Saperstein will execute following the closing of the Onstream Merger as described above.

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Severance Benefits

     Ms. Gail Babitt, formerly our CFO, and Mr. George Stemper, formerly our COO, are leaving their positions with our company. In connection with the Onstream Merger, we will be issue 150,000 shares of our common stock to Ms. Babitt who will assist us in the transition after the Onstream Merger. In addition to these shares, under the terms of her severance agreement Ms. Babitt will continue to be compensated in the form of salary until February 1, 2005 and all benefits until August 1, 2005. In connection with the Onstream Merger, we will issue 100,000 shares of our common stock to Mr. Stemper who will assist us in the transition after the Onstream Merger. In addition to these shares, under the terms of his severance agreement Mr. Stemper will continue to be compensated in the form of salary until February 1, 2005 and all benefits until August 1, 2005. In addition, all options previously granted to each of Ms. Babitt and Mr. Stemper, representing the right to purchase 20,001 shares each of our common stock which are fully vested and will remain exercisable throughout the term as prescribed by the individual grant. If Proposal 4 is approved these options will be subject to the cancellation and re-grant as described in that Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVING THE NEW EMPLOYMENT AGREEMENTS FOR EXECUTIVE OFFICERS FOLLOWING THE ONSTREAM MERGER, THE GRANTING OF OPTIONS TO CERTAIN MEMBERS OF MANAGEMENT AND THE PAYMENT OF SEVERANCE BENEFITS

PROPOSAL 8

TO APPROVE ARTICLES OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE THE NAME OF OUR COMPANY TO ONSTREAM MEDIA CORPORATION

     Our board of directors has unanimously adopted a resolution approving, and recommending to our shareholders for their approval, Articles of Amendment to our Articles of Incorporation changing the name of our company to Onstream Media Corporation. We will only undertake this name change if Proposals 5, 6 and 7 are approved at the 2004 Annual Meeting. Our board of directors believes that the name change of our company to Onstream Media Corporation will allow both the parent and the Onstream Media subsidiary to present a more uniform brand in their respective marketing activities and to transact business more seamlessly.

     If Proposals 5, 6, 7 and this Proposal 8 are approved, we anticipate that we will file Articles of Amendment to our Articles of Incorporation changing the name of the company within 30 days following the 2004 Annual Meeting. Other than the name change, there are no other changes to our Articles of Incorporation. Concurrent with the name change, we will be required to change the CUSIP number of our common stock and its trading symbol. We will provide supplement information regarding these changes in the form of a press release as soon as that information is available to us.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVING ARTICLES OF AMENDMENT TO OUR ARTICLES OF INCORPORATION CHANGING THE NAME OF OUR COMPANY TO ONSTREAM MEDIA CORPORATION.

HOW PROPOSAL 5, PROPOSAL 6, PROPOSAL 7 AND PROPOSAL 8
WILL EFFECT VISUAL DATA

     If Proposals 5, 6 and 7 and 8 are approved by our shareholders at the 2004 Annual Meeting, as soon as practicable after the meeting we will:

     *      close the Financing Transactions,

     *      issue the 8% senior secured convertible notes, common stock purchase warrants and additional investment right sold in that transaction,

     *      issue the Series A-10 Convertible Preferred Stock and common stock purchase warrants sold in that transaction, together with the shares of Series A-10 Convertible Preferred Stock and warrants to be issued to Mr. Deluca,

43

     *      pay the placement fees and issue those placement agents the warrants, both as described in Proposal 5,

     *      close the Onstream Merger,

     *      use the proceeds of the Financing Transactions as described in Proposal 5,

and

     *      change our company name to Onstream Media Corporation.

     The closings of the Financing Transactions and the Onstream Merger will also have the following effects on our company:

     *      we will expand our Board of Directors from five members to eight members. The additional directors will include Messrs. Friedland and Glassman, officers, directors and principal shareholders of Onstream Media and will be named as executive officers of Visual Data, and General Yates. We have included a Pro forma Directors and Executive Officers section later in this proxy statement. The purchasers of the Series A-10 Convertible Preferred Stock are also entitled to nominate one member of our Board of Directors. As of the date of this proxy statement, no individual has been identified by the investors as the Board designeee.

     *      we will enter into new employment agreements with Messrs. Selman and Saperstein, which include the granting of options, as well as employment agreements with Messrs. Glassman and Friedland, all of which are described above,

     *      Messrs. Glassman and Friedland, who will be executive officers and directors of our company, will receive an aggregate of $200,000 from the proceeds of the Financing Transaction which represents payment to them of salaries, benefits and expenses which were accrued by Onstream Media before the closing of the Onstream Merger, and

     *      we will issue the additional compensatory options and pay the severance benefits described in Proposal 7.

Proforma Executive Officers and Directors After the Onstream Merger

     The following individuals will be our executive officers and directors if Proposal 1 and Proposals 5, 6 and 7 are approved at the 2004 Annual Meeting:

Name	Age	Position

Randy S. Selman	48	Chairman of the Board, President and
		Chief Executive Officer
Clifford Friedland	53	Vice Chairman of the Board,
		Executive Vice President Business
		Development
Alan M. Saperstein	45	Director, Chief Operating Officer and
		Treasurer
David Glassman	53	Director and Chief Marketing Officer
Benjamin Swirsky(1)(2)(3)(4)	62	Director
Robert J. Wussler(1)(2)(3)(4)	66	Director
Charles C. Johnston (1)(2)(3)(4)	69	Director
General Ronald W. Yates (1)(2)(3)(4)	65	Director

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Finance Committee
(4)	Member of the Governance and Nominating Committee

44

     The biographical information for Messrs. Selman, Saperstein, Swirsky, Wussler and Johnston appears in Proposal 1 beginning on page 7 of this proxy statement.

     The biographical information for Messrs. Friedland and Glassman appears in Proposal 6 beginning on page 7 of this proxy statement.

     The biographical information for General Yates appears in Proposal 6 on page 39 of this proxy statement.

Proforma Principal Shareholders

     At May 31, 2004 we had 4,560,590 shares of our common stock issued and outstanding. If Proposals 5, 6 and 7 are approved at the 2004 Annual Meeting, we will immediately issue an additional approximately 2,434,429 shares of our common stock, including:

     *      an aggregate of approximately 2,184,429 shares of our common stock in the Onstream Merger as described in Proposal 5; and

     *      250,000 shares of our common stock as severance benefits as described in Proposal 7.

     As a result of the issuance of these additional shares of common stock, on a pro forma basis giving effect to the approval and enactment of Proposals 5, 6 and 7 at May 31, 2004 we would have had a total of 6,995,019 shares of our common stock issued and outstanding. This amount gives no effect to:

     *      an aggregate of 6,052,433 shares of our common stock issuable upon the exercise of outstanding options and warrants, including options and warrants issued in the Financing Transactions, the Onstream Merger and the employment agreements and compensatory options described in Proposal 7,

     *      2,148,250 shares of our common stock issuable upon the conversion of shares of our Class A-10 Convertible Preferred Stock,

45

     *      2,300,000 shares of our common stock issuable upon the conversion of the 8% senior secured convertible notes, excluding shares issuable as payment for interest, or

     *      1,150,000 shares of our common stock issuable if the additional investment right held by the holders of the 8% senior secured convertible notes if exercised.

     The following table contains pro forma information, giving effect to the closing of Financing Transactions and the Onstream Merger, regarding the beneficial ownership of our common stock as of May 31, 2004 as if the transactions had occurred on that date held by:

*	persons who own beneficially more than 5% of our outstanding common stock,
*	our directors,
*	named executive officers, and
*	all of our directors and officers as a group.

     The information contained in this table, however, gives no effect to the change in exercise prices that will result from the cancellation and re-grant of certain options if Proposal 4 is approved. Unless otherwise indicated, the address of each of the listed beneficial owners identified is c/o Visual Data Corporation, 1291 Southwest 29 Avenue, Pompano Beach, Florida 33069. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from May 31, 2004 upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from the date hereof have been exercised.

	SHARES OF COMMON
	STOCK BENEFICIALLY
NAME AND ADDRESS OF	OWNED
OF BENEFICIAL OWNER	NUMBER		PERCENTAGE

Randy S. Selman(1)		511,520	6.8%
Alan M. Saperstein(2)		513,487	6.8%
Benjamin Swirsky(3)		115,752	1.6%
Robert Wussler(4)		137,093	1.9%
Charles C. Johnston (5)		631,242	8.6%
Cliff Friedland(6)		829,527	11.7%
Dave Glassman(7)		832,109	11.7%
Ronald W. Yates		0	—
All Directors and
Officers (eight persons)(8)	3,	570,730	48.7%
Fred Deluca (9)	1,	555,050	18.3%
Alpha Capital AG (10)		405,000	5.5%
Fennmore Holdings, LLC (11)		692,500	9.1%
DKR Soundshore Oasis Holding Fund LTD (12)		648,000	8.5%

46

* Less than 1%

(1)     This amount includes options to acquire an aggregate of 20,000 shares of common stock at an exercise price of $22.50 per share, options to acquire an aggregate of 23,334 shares of common stock at an exercise price of $30.00 per share, options to acquire an aggregate of 8,333 shares of common stock at an exercise price of $31.88 per share and options to purchase an aggregate of 450,000 shares of common stock with an exercise price equal to fair market value on the date of grant to be issued in connection with the Onstream Merger. Excludes options to purchase 13,334 shares of common stock at an exercise price of $22.50, and options to purchase 400,000 shares at an exercise price equal to the fair market value on the date of grant to be issued as part of the new employment agreement which have not yet vested.

(2)     This amount includes options to acquire an aggregate of 20,000 shares of common stock at an exercise price of $22.50 per share, options to acquire an aggregate of 23,334 shares of common stock at an exercise price of $30.00 per share, options to acquire an aggregate of 8,333 shares of common stock at an exercise price of $31.88 per share and options to purchase an aggregate of 450,000 shares of common stock to be issued in connection with the Onstream Merger. Excludes options to purchase 13,334 shares of common stock at an exercise price of $22.50 and options to purchase 400,000 shares at an exercise price equal to the fair market value on the date of grant to be issued as part of the new employment agreement, which have not yet vested.

(3)     This amount includes options to acquire an aggregate of 6,667 shares of common stock at an exercise price of $11.25 per share, options to purchase 5,000 shares of common stock at an exercise price of $30.00 per share, options to purchase 3,334 shares of common stock at an exercise price of $112.50 per share and options to purchase an aggregate of 100,000 shares of common stock with an exercise price equal to fair market value on the date of grant to be issued in connection with the Onstream Merger .

(4)     This amount includes options to acquire an aggregate of 6,667 shares of common stock at an exercise price of $7.50 per share, options to purchase 6,667 shares of common stock at an exercise price of $11.25 per share, options to purchase 5,000 shares of common stock at an exercise price of $30.00 per share, options to purchase 800 shares of common stock at an exercise price of $150.00 per share, options to purchase 3,333 shares of common stock at an exercise price of $257.82 per share and options to purchase an aggregate of 100,000 shares of common stock with an exercise price equal to fair market value of the date of grant to be issued in connection with the Onstream Merger and warrants to purchase 14,810 shares of Common Stock at an exercise price of $3.376 in exchange for warrants granted by Onstream Media. Excludes options to acquire an aggregate of 3,333 shares of common stock at an exercise price of $11.25 per share, which have not yet vested.

(5)     Includes shares of our common stock held by J&C Resources, LLC , options to purchase an aggregate of 100,000 shares of common stock with an exercise price equal to fair market value on the date of grant to be issued in connection with the Onstream Merger, 175,000 shares of common stock underlying 17,500 shares of Series A-10 Convertible Preferred Stock and 87,500 shares of common stock issuable upon the exercise of warrants with an exercise price of $2.25 per share, both as acquired in the private placement of our Series A-10 Convertible Preferred Stock, and 207,340 shares and 20,734 shares of common stock to be issued in the Onstream Merger in exchange for shares of Onstream Media's common stock held by a trust controlled by Mr. Johnston and J&C Resources, LLC, respectively.

(6)     This amount includes options to acquire an aggregate of 88,860 shares of common stock at an exercise price of $3.376 per share.

(7)     This amount includes options to acquire an aggregate of 88,860 shares of common stock at an exercise price of $3.376 per share.

(8)     See notes (1)-(9) above.

(9)     Includes warrants to acquire 66,667 shares of our common stock at an exercise price of $15 share, 1,198,250 shares of common stock issuable upon the conversion of shares of our Class A-10 Convertible Preferred Stock, 250,000 shares of common stock underlying warrants with an exercise price of $2.25 per share and 29,625 shares of common stock to be issued in exchange for shares of Onstream Media in the Onstream Merger.

47

(10)     Includes 300,000 shares of common stock issuable upon the conversion of 8% senior secured convertible notes and 105,000 shares of common stock underlying warrants with an exercise price of $2.50 per share, but excludes any common stock underlying the additional investment right. Under the terms of the 8% senior secured convertible notes, the number of shares of our common stock which can be beneficially owned by this holder cannot exceed 9.999% of our issued and outstanding common stock.

(11)      Includes 450,000 shares of common stock issuable upon the conversion of 8% senior secured convertible notes and 157,500 shares of common stock underlying warrants with an exercise price of $2.50 per share, but excludes any common stock underlying the additional investment right. Under the terms of the 8% senior secured convertible notes, the number of shares of our common stock which can be beneficially owned by this holder cannot exceed 9.999% of our issued and outstanding common stock..

(12)      Includes 480,000 shares of common stock issuable upon the conversion of 8% senior secured convertible notes and 168,000 shares of common stock underlying warrants with an exercise price of $2.50 per share, but excludes any common stock underlying the additional investment right. Under the terms of the 8% senior secured convertible notes, the number of shares of our common stock which can be beneficially owned by this holder cannot exceed 9.999% of our issued and outstanding common stock.

Dilutive Effect of Proposals 5, 6 and 7 to our Current Shareholders

     As set forth elsewhere herein, unless Proposal 5, Proposal 6 and Proposal 7 are all approved at the 2004 Annual Meeting, we will not close the Financing Transactions nor will we close the Onstream Merger. If however, all three of these proposals are approved both transactions will close. Because of the somewhat intertwined nature of the Proposals, the following table sets forth the dilutive effect of both Proposals to our current shareholders.

Shares of common stock issued
and outstanding at May 31, 2004	4,560,590
Shares of common stock underlying
the 8% senior secured convertible
notes and Series A-10 Convertible
Preferred Stock to be issued Proposal 5	4,448,250

Shares of common stock to be issued in
the Onstream Merger (Proposal 6)	2,184,429

Shares of common stock to be issued
in Proposal 7	250,000

As adjusted total number of shares of
common stock to be issued and
outstanding if Proposals 5, 6 and 7
are approved	11,443,269

Ownership percentage of existing shareholders	39.9%

Ownership percentage of new shareholders	60.1%

48

     The foregoing table gives no effect to shares of our common stock which are issuable upon the payment of interest on the 8% senior secured convertible notes, dividends on the Series A-10 Convertible Preferred Stock, the exercise of warrants and options described in Proposals 5, 6 and 7, or the additional investment right, including warrants, described in Proposal 5 if this right is exercised.

What Happens if Proposal 5, Proposal 6, Proposal 7 and Proposal 8 are Not Approved

     Because the proceeds from the Financing Transactions are necessary to close the Onstream Merger, and certain of the transactions to occur under Proposal 7 are tied to the effects of the Onstream Merger, if we fail to obtain approval of Proposals 5, 6 and 7 at the 2004 Annual Meeting:

     *      The Financing Transactions will not close and we will not receive the $6,500,000 in gross proceeds from these transactions;

     *      The Onstream Merger will not close. In that event, we will still own 28.6% of Onstream Media, however, unless it can secure financing from another source its ability to execute its business plan is in doubt and we would likely lose our investment in that company;

     *      Onstream Media would not have sufficient funds to satisfy the Onstream Media Note. In this event, Virage would look to us to satisfy the note under the terms of our guarantee and we would not have sufficient funds to satisfy the Virage obligations. As a result, we will lose the $900,000 we have paid to date and both our company and Onstream Media will loose their respective rights to the assets acquired. Revenues from these assets represented approximately 12.7% of our total revenues for the three months ended March 31, 2004, and

     *      the name of our company will remain Visual Data Corporation and there will be no change in the CUSIP number or trading symbol of our common stock.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and later information filed with the SEC will update and supersede this information. We incorporate by reference the documents listed below:

     *      our annual report on Form 10-KSB for the fiscal year ended September 30, 2003,

     *      our quarterly report on Form 10-QSB for the three months ended December 31, 2003, and

     *      our quarterly report on Form 10-QSB for the three months ended March 31, 2004.

     Reports we file with the SEC after the date of this proxy statement may also contain information that updates, modifies or is contrary to information in this proxy statement or in documents incorporated by reference in this prospectus. Shareholders should review these reports as they may disclose a change in our business, prospects, financial condition or other affairs after the date of this proxy statement.

APPRAISAL RIGHTS

     No appraisal rights are available under Florida or under our Articles of Incorporation as amended or By-Laws to any shareholder who dissents from any Proposal.

OTHER MATTERS

     As of the date hereof, there are no other matters that Visual Data intends to present, or has reason to believe others will present, at the 2004 Annual Meeting. If, however, other matters properly come before the 2004 Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

49

PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders to be considered for inclusion in the Proxy Statement and proxy card for the 2004 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Secretary of Visual Data on or before December 31, 2004. The submission of a shareholder proposal does not guarantee that it will be included in Visual Data's Proxy Statement.

ANNUAL REPORT ON FORM 10-KSB

     A copy of the Visual Data's Annual Report on Form 10-KSB for the year ended September 30, 2003 accompanies this Proxy Statement. An additional copy will be furnished without charge to beneficial shareholders or shareholders of record upon request by mail to Investor Relations, Visual Data Corporation, 1291 SW 29 Avenue, Pompano Beach, Florida 33069. A copy of our Annual Report on Form 10-KSB, including exhibits, is also available in digital form for download or review by visiting "About Us/Investors/Filing" at www.vdat.com or at the SEC's web site at www.sec.gov.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you write us at Attention: Corporate Secretary, 1291 SW 29 Avenue, Pompano Beach, Florida 33069, telephone (954) 917-6655. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

50

EXHIBIT A

OnStream Media Corporation
(A Development Stage Company)

Financial Statements

For the Years Ended
December 31, 2003 and 2002

GUTTA, KOUTOULAS & RELIS, LLC

A-1

A-2

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
OnStream Media Corporation
Pompano Beach, Florida

We have audited the accompanying balance sheets of OnStream Media Corporation (a development stage company) as of December 31, 2003, and 2002 the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OnStream Media Corporation as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred significant losses during the development stage, which raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Gutta, Koutoulas & Relis, LLC
February 6, 2004

A-3

ONSTREAM MEDIA CORPORATION
(A Develpomental Stage Company)

BALANCE SHEETS

	December 31,

	2003	2002

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$5,124	$1,267
Investment in marketable securities	7,350	–
Notes receivable, net	150,000	–
Restricted cash	–	123,498

Total current assets	162,474	124,765
FIXED ASSETS, net	950,758	787,750

Total assets	$1,113,232	$912,515

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$78,206	$–
Due to related parties	383,308	126,415

Total current liabilities	461,514	126,415

COMMITMENTS AND CONTINGENCIES	–	–

STOCKHOLDER’S EQUITY:

Preferred stock, $0.01 par value; authorized shares – 5,000,000, no shares issued and outstanding at December 31, 2003 and 2002
Common stock, $ 0.001 par value; authorized shares - 25,000,000 18,779,680 and 17,029,680 shares issued and outstanding at December 31, 2003 and 2002, respectively	18,780	17,280
Additional paid-in capital	2,027,654	1,239,854
Deferred stock compensation	(37,800)	(28,500)
Unrealized loss on marketable securities	(524)	–
Deficit accumulated during the development stage	(1,356,392)	(442,534)

Total stockholders’ equity	651,718	786,100

Total liabilities and stockholders’ equity	$1,113,232	$912,515

The accompanying notes are an integral part of the financial statements.

A-4

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)

STATEMENTS OF OPERATIONS

	Accumulated from Inception (June 11, 2001) to December 31,	For the year ended December 31,

	2003	2003	2002

Operating expenses:
Selling, general and administrative expenses	$817,426	$523,696	$293,730
Depreciation	283	283	–

Total operating expenses	817,709	523,979	293,730

Loss from operations	(817,709)	(523,979)	(293,730)

Other income (expense):
Interest income	3,648	1,400	2,248
Dividend income	45,776	45,776	–
Financial expenses	(3,552)	(3,552)	–
Write down of note receivable	(60,000)	(60,000)	–
Realized loss on sales of marketable securities	(524,555)	(373,503)	(151,052)

	(538,683)	(389,879)	(148,804)

Net loss before provision for income taxes	(1,356,392)	(913,858)	(442,534)
Income tax provision	–	–	–

Net loss	$(1,356,392)	$(913,858)	$(442,534)

The accompanying notes are an integral part of the financial statements.
A-5

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

	Common Shares Outstanding	Common Stock	Additional Paid-in Capital	Deferred Stock Compensation	Accumulated Deficit	Comprehensive Income (Loss)	Total Stockholders’ Equity

June 22, 2001 (date of inception)	–	$ –	$ –	$ –	$ –	$ –	$ –
Initial capitalization (reflects a 2-1 stock split on March 8, 2002	10,000,000	10,000					10,000
Net loss	–	–	–	–	–	–	–

Balance as of December 31, 2001	10,000,000	10,000	–	–	–	–	10,000

Issuance of common stock in exchange for 200,000 shares of Visual Data Corporation	4,000,000	4,000	196,000	–	–	–	200,000
Issuance of common stock – Private Placement, net of offering costs	3,279,680	3,280	1,100,354	–	–	–	1,103,634
Deferred stock compensation	–	–	43,500	(43,500)	–	–	–
Amortization of deferred stock compensation	–	–	–	15,000	–	–	15,000
Repurchase of shares	–	–	(100,000)		–	–	(100,000)
Net loss	–	–	–	–	(442,534)	–	(442,534)

Balance as of December 31, 2002	17,279,680	17,280	1,239,854	(28,500)	(442,534)	–	786,100

Issuance of Common Stock in exchange for 62,500 preferred shares in Visual Data Corporation	1,500,000	1,500	748,500				750,000
Deferred stock compensation	–	–	39,300	(39,300)	–	–	–
Amortization of deferred stock compensation	–	–	–	30,000	–	–	30,000
Net loss	–	–	–	–	(913,858)	–	(913,858)
Unrealized loss on marketable securities	–	–	–	–	–	(524)	(524)

Balance as of December 31, 2003	18,779,680	$18,780	$2,027,654	$(37,800)	$(1,356,392)	$ (524)	$ 651,718

The accompanying notes are an integral part of the financial statements.

A-6

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

	Accumulated From Inception (June 11, 2001) to December 31,	For the Year Ended December 31

	2003	2003	2002

Cash flows from operating activities:
Net income (loss)	$(1,356,392)	$(913,858)	$(442,534)
Adjustments required to reconcile net loss to net cash used in operating activities:
Loss on sale of marketable securities	478,779	327,727	151,052
Amortization of deferred compensation	45,000	30,000	15,000
Write down of note receivable	60,000	60,000	–
Depreciation	283	283	–
Cash Escrow	–	123,498	(123,498)
Accounts payable and accrued expenses	196,256	78,206	118,050

Net cash used in operating activities	(310,816)	(37,251)	(273,565)

Cash flows from investing activities:
Purchase of equipment	(951,152)	(163,402)	(787,750)
Proceeds from the sale of marketable securities	253,458	204,510	48,948

Net cash provided by (used in) investing activities	(697,694)	41,108	(738,802)

Cash flows from financing activities:
Share repurchase	(100,000)	–	(100,000)
Borrowings from related party	265,258	256,893	8,365
Sale of common stock, net of offering costs	1,113,634	–	1,113,634

Net cash provided by financing activities	1,278,892	256,893	1,021,999

Increase (decrease) in cash and cash equivalents	5,124	3,857	1,267
Cash and cash equivalents at beginning of period	–	1,267	–

Cash and cash equivalents at end of period	$5,124	$5,124	$1,267

Supplemental Information:
Non Cash Transactions:
Common stock exchanged for stock in VDAT	$950,000	$750,000	$200,000

Marketable securities received in lieu of dividend	$45,776	$45,776	$–

The accompanying notes are an integral part of the financial statements.

A-7

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
NOTES TO AUDITED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

OnStream Media Corporation (a development stage company) was incorporated in the State of Florida on June 22, 2001. Onstream Media is developing a desktop solution for education, corporations, government, healthcare and media and entertainment companies to better manage their digital rich media without the requirement for major capital investment for the hardware, software and additional staff necessary to build their own digital asset management solution. Onstream Media will digitize, encode, index, centralize, transcode and distribute all rich media content within an organization or industry sector and make it immediately available worldwide, saving valuable time and money.

On October 22, 2003 the Company executed an agreement and plan of merger agreement (“Agreement”) with a shareholder of the Company, publicly held Visual Data Corporation (“VDAT”). The Agreement is for VDAT to acquire the remaining shares it does not own, or approximately 72% of the Company. Under the terms of the Agreement, each common share of Onstream Media (other than shares owned by VDAT) shall be converted into the right to receive .1481 restricted common shares of Visual Data common stock. It is estimated that at the time of the merger Visual Data will issue approximately 2 million shares of restricted common stock to acquire the remaining interest in the Company.

The closing of the merger is subject to various conditions, including approval by VDAT’s and by the Company’s shareholders, as well as the completion by Visual Data of a financing for a minimum of $6.5 million. Jesup & Lamont Securities Corporation has issued a fairness opinion regarding this transaction to the board of directors of Visual Data.

Going Concern

The Company has incurred substantial losses since its inception and has yet to generate any revenues from its operations. In addition, the Company has no cash reserves to fund any additional losses. The Company is reliant upon a merger with VDAT as discussed above. In the event that the anticipated merger should happen to fail, it is likely that the Company will be unable to continue as a going concern.

A-8

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
NOTES TO AUDITED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Estimates are used when accounting for depreciation, taxes, contingencies and impairment allowances. Such estimates are reviewed on an on-going basis and actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consists of all highly liquid investments with original maturities of three months or less.

Concentrations

The Company is heavily reliant upon SAIC (See Note 2) to provide the Company with the platform as well as the management of the platform as described in Note 1. In the event that unforeseen circumstances occur with the vendor, the Company would be unable to continue its development without incurring significant costs and delays.

Investments in Marketable Securities

The Company’s publicly traded equity securities are classified as available-for-sale and are reported at fair market value (based on quoted market prices). Unrealized gains and losses are reported, net of taxes, as a component of stockholders’ equity. Unrealized losses are charged against income when a decline in the fair market value of an individual security is determined to be other-than-temporary. Realized gains and losses on investments are included in investment and other income (loss), when realized.

Fixed Assets

Fixed assets are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets.

A-9

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
NOTES TO AUDITED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company accounts for deferred income taxes using the liability method pursuant to Statement of Financial Accounting Standards No.109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities. Measurement of deferred income tax is based on enacted tax rates and laws that will be in effect when the differences are expected to reverse, with the measurement of deferred income tax assets being reduced by available tax benefits not expected to be realized.

Long-lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company assesses the recoverability of the long-lived assets by comparing the estimated undiscounted cash flows associated with the related asset or group of assets against their respective carrying amounts. The amount of an impairment, if any, is calculated based on the excess of the carrying amount over the fair value of those assets.

During the years ended December 31, 2003 and 2002, the Company did not incurr an impairment of its long-lived assets.

Fair value of Financial Instruments

The carrying amounts of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, accrued expenses and notes payable approximate fair value due to the short maturity of the instruments.

Stock Compensation

Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), provides for the use of a fair value based method of accounting for employee stock compensation. However, SFAS 123 also allows an entity to continue to measure compensation cost for stock options granted to employees using the intrinsic value method of accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), which only requires charges to compensation expense for the excess, if any, of the fair value of the underlying stock at the date a stock option is granted (or at an appropriate subsequent measurement date) over the amount the employee must pay to acquire the stock, if such amounts differ materially from historical amounts. The Company has elected to continue to account for employee stock options using the intrinsic value method under APB 25. By making that election, it is required by SFAS 123 and SFAS 148, "Accounting for Stock-Based Compensation - Transition and Disclosure" to provide pro forma disclosures of net income (loss) and earnings (loss) per share as if a fair value based method of accounting had been applied.

A-10

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
NOTES TO AUDITED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Had compensation costs been determined in accordance with the fair value method prescribed by SFAS No. 123 for all options issued to employees and amortized over the vesting period, the Company's net loss would have been increased to the pro forma amounts indicated below.

	2003	2002

Net loss as reported	$(1,356,392)	$(913,858)
Deduct: Total stock-based employee compensation expense determined under fair value method	(54,000)	(9,000)

Net loss as adjusted	$(1,410,392)	$(922,858)

Effects of Recent Accounting Pronouncements

In April 2002, the FASB issued SFAS No. 145, which eliminates the requirement to report material gains or losses from debt extinguishments as an extraordinary item, net of any applicable income tax effect, in an entity's statement of operations. SFAS No. 145 instead requires that a gain or loss recognized from a debt extinguishment be classified as an extraordinary item only when the extinguishment meets the criteria of both "unusual in nature" and "infrequent in occurrence" as prescribed under APB No. 30. The provisions of SFAS No.145 are effective for fiscal years beginning after May 15, 2002 with respect to the rescission of SFAS No. 4 and for transactions occurring after May 15, 2002, with respect to provisions related to SFAS No. 13. The Company adopted this standard for the year ended December 31, 2003 and it did not have a material effect on the Company's results of operations or its financial position.

In June 2002, the FASB issued Statement 146, Accounting for Costs Associated with Exit or Disposal Activities. This statement requires entities to recognize costs associated with exit or disposal activities when liabilities are incurred rather than when the entity commits to an exit or disposal plan, as currently required. Examples of costs covered by this guidance include one-time employee termination benefits, costs to terminate contracts other than capital leases, costs to consolidate facilities or relocate employees, and certain other exit or disposal activities. This statement is effective for fiscal years beginning after December 31, 2002, and will impact any exit or disposal activities the Company initiates after that date.

A-11

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
NOTES TO AUDITED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". FASB Interpretation No. 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of the interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The Company has not entered into arrangements or guarantees that meet the criteria of this interpretation and does not expect the adoption of this interpretation to have a material effect on its results of operations or financial position.

In December 2002, the FASB issued SFAS No. 148 which amends SFAS No. 123. SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair-value-based method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB No.28, "Interim Financial Reporting," to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income (loss) per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB No. 25. The provisions of SFAS No. 148 are effective for fiscal years ending after December 15, 2002 with respect to the amendments of SFAS No. 123 and effective for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 with respect to the amendments of APB No. 28. The Company implemented SFAS No. 148.

In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities and Interpretation of ARB No. 51" ("FIN 46"). FIN 46 addresses consolidation by business enterprises of variable interest entities. A variable interest entity is defined as an entity in which the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or as a group the holders of the equity investment at risk lack any one of the following three characteristics of a controlling financial interest: (1) the direct or indirect ability to make decisions about entity's activities through voting rights or similar rights, (2) the obligation to absorb the expected losses of the entity if they occur and (3) the right to receive the expected residual returns of the entity if they occur. FIN 46 applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003 to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The Company does not currently expect the adoption of FIN 46 to have a material effect on the Company's financial statements.

A-12

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
NOTES TO AUDITED FINANCIAL STATEMENTS
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" ("SFAS No. 149"). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. In general, SFAS No.149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The Company does not currently expect the adoption of SFAS No. 149 to have a material effect on its financial statements.

In May 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No.150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." SFAS No. 150 requires certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity to be classified as liabilities. Many of these instruments previously were classified as equity or temporary equity and as such, SFAS No. 150 represents a significant change in practice in the accounting for a number of mandatorily redeemable equity instruments and certain equity derivatives that frequently are used in connection with share repurchase programs. SFAS No. 150 is effective for all financial instruments created or modified after May 31, 2003, and to other instruments at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS No. 150 is not expected to have a material effect on the Company's results of operations, liquidity, or financial condition.

NOTE 2 – FIXED ASSETS

Fixed assets consist of the following at December 31 2003 and 2002:

	December 31,
	2003	2002

Platform development - contract in progress	$942,551	$787,750
Office furniture and equipment	8,490	–

	951,041	787,750
Less accumulated depreciation	(283)	–

	$950,758	$787,750

A-13

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
NOTES TO AUDITED FINANCIAL STATEMENTS

NOTE 2 – FIXED ASSETS (continued)

The Company is in the development stage of building a platform to develop the business as discussed in Note 1. The development has been subcontracted for the most part to one vendor, Science Applications International Corporation. As of December 31, 2003, the platform was not operational and therefore the platform is not being depreciated.

NOTE 3 - NOTE RECEIVABLE

As of December 31, 2003, the Company is carrying a $150,000 non-interest bearing note receivable from an investor who acquired the Company’s marketable securities (See Note 4) during the year. The note is payable on demand.

NOTE 4 – INVESTMENT IN MARKETABLE SECURITIES

The Company has acquired, at various times, 387,012 shares of VDAT, a 28% shareholder of the Company. The Company received such shares in exchange for stock in the Company and a stock dividend 20,345 shares (See Notes 5, 6). The shares were subsequently sold in the open market resulting in the Company incurring losses of approximately $374,000 and $151,000 for the years ended December 31, 2003 and 2002, respectively. Investments in marketable securities consist of 3,500 common shares of Visual Data Corporation as of December 31, 2003.

NOTE 5 –RELATED PARTY TRANSACTIONS

As discussed in Notes 1 and 4, VDAT owns 28% of the Company as of December 31, 2003. The Company utilized space in VDAT’s facilities for general office purposes. Included in selling, general and administrative expenses is a cumulative amount since inception of approximately $47,000 for the use of the facilities. For the years ended December 31, 2003 and 2002, these expenses totaled approximately $34,000 and $13,000, respectively.

The Company owes VDAT, $139,000 and $8,000, respectively, relating to the expenses noted above and for other items paid on its behalf as of December 31, 2003 and 2002. Such amounts are included in due to related parties in the accompanying balance sheets.

Also included in due to related parties on the accompanying balance sheets, are amounts that the Company has accrued relating to salaries and reimbursable expenses it owes its executive officers. The unpaid balance as of December 31, 2003 was approximately $251,000. For the years ended December 31, 2003 and 2002 these expenses totaled approximately $244,000 and $118,000, respectively.

A-14

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
NOTES TO AUDITED FINANCIAL STATEMENTS
NOTE 6 –STOCKHOLDERS’ EQUITY

Capital Stock

The Company is authorized to issue 25 million shares of common stock and 5 million shares of preferred stock. As of December 31, 2003 the Company had 18,529,680 shares of common stock outstanding and no preferred shares outstanding.

On March 8, 2002, the Company’s shareholders approved a 2 for 1 stock split. All common shares have been restated retroactively to account for the split.

On April 11, 2002, the Company exchanged 3,800,000 shares of its common stock to VDAT in exchange for 200,000 shares of VDAT common stock. The exchange was based on a valuation of VDAT at the closing price of the stock as of the date of the exchange (See Note 4).

During 2002, the Company issued 2.5 million shares of common stock in conjunction with a private placement. The offering raised approximately $1.1 million, net of offering costs.

In March 2003, VDAT issued 62,500 shares of Class A-7 Preferred Stock, with a value of $750,000, to Onstream Media in exchange for 1.5 million shares of common stock in the Company. This increased VDAT’s ownership in the Company to approximately 28%. The Class A-7 Preferred Stock has a liquidation preference. The Class A-7 Preferred Stock bears a 12% coupon, payable semi-annually in March and September. The Company subsequently converted the A-7 preferred shares into 166,667 shares common shares of VDAT. (See note 4)

Also during 2002, the Company issued 579,680 shares of common stock for financial advisory services in conjunction with the private placement and such costs are included in the net proceeds from the offering.

Warrants

The Company has issued 820,000 warrants to promoters and consultants to purchase the Company’s common stock at $0.50 per share. The warrants are exercisable for 5 years and were issued for services rendered by consultants and financial advisors. As of December 31, 2003, 370,000 warrants were fully vested and exercisable. The Company accounts for such issuances using the Black Scholes Model to estimate the fair value. For the years ended December 31, 2003 and 2002 the Company recorded expenses of $15,000 and $11,700, respectively.

A-15

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
NOTES TO AUDITED FINANCIAL STATEMENTS

NOTE 6 –STOCKHOLDERS’ EQUITY (continued)

Stock Options
On July 1, 2002, the Board of Directors and a majority of the Company's shareholders adopted the 2002 Stock Option Plan (the "Plan"), which, reserved an aggregate of 2,000,000 plan options. At December 31, 2003 and 2002, the Company has granted 1,700,000 and 1,200,000 options, respectively, to management and employees under the Plan. The term of these options is generally for 10 years and the vesting periods are from two to four years.

On March 1, 2003, the Board of Directors and a majority of the Company's shareholders adopted the 2003 Advisory Committee Stock Option Plan (the "Advisory Plan"), which reserved an aggregate of 610,000 plan options, of which 610,000 have been granted as of December 31, 2003. The Advisory Plan provides incentives for advisors that the Company sees as essential for its success. The term of these options is generally for five years and the vesting periods are generally two years.

All options are granted at a price which management believes is equal to or greater than the fair market value at the date of grant. Detail of option activity for the years ended December 31, 2003 and 2002 is as follows:

	Years Ended December 31,

	2002		2003

	Shares	Weighted average exercise price	Shares	Weighted average exercise price

Options outstanding at the beginning of the year	–	$–	1,200,000
Changes during the year:
Granted	1,200,000	0.50	1,110,000	0.50
Exercised	–	–	–	–
Forfeited and cancelled	–	–	–	–

Options outstanding at the end of the year	1,200,000	$0.50	2,310,000	$0.50

Options exercisable at the end of the year	150,000	$0.50	1,025,000	$0.50

The fair value of each option granted is estimated on the date of grant using the Black-Scholes model with the following assumptions: expected volatility of 0%, risk-free interest rate of 5.00%, expected dividends of $0 and expected term of the option ranging from 1 to 10 years.

A-16

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
NOTES TO AUDITED FINANCIAL STATEMENTS
NOTE 6 –STOCKHOLDERS’ EQUITY (continued)

Included in the amounts above are options issued to advisors totaling $610,000, The Company accounts for such stock options under SFAS No. 123. The Company has recognized approximately $18,300 and $0 in expense for such options during the years ended December 31, 2003 and 2002, respectively.

NOTE 7 - INCOME TAXES

The Company has incurred approximately $1.3 million in losses since its inception. Operating losses totaling approximately $727,000 can be carried forward to offset future operating income. Such losses will begin to expire in 2023. The Company also has approximately $525,000 in capital loss carryforwards which begin to expire in 2008.

The Company has a deferred tax asset of approximately $471,000 resulting primarily from the net operating loss carryforwards and capital loss carryforwards. A full valuation allowance has been recorded to offset the deferred tax asset as a result of management's uncertainty as to the realization of such assets. There are no significant temporary differences. Accordingly, no income tax benefit has been recorded in the accompanying statements of operations as a result of the approximately $310,000 and $161,000 increase in the Company's valuation allowance related to the 2003 and 2002 net operating losses, respectively.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Legal matters

The Company is not involved in any regulatory or litigation matters resulting from the ordinary course of business or otherwise.

Employment agreements

On November 15, 2001, the Company entered into employment agreements with two of the Company’s principal officers, Clifford Friedland, CEO and David Glassman, President. The agreements for the two executives are principally the same and call for an initial consulting period which will last up until the date of an initial financing of up to $1 million. Upon such financing, the base salary will be $100,000 per annum. Upon the date of a subsequent financing, which will total $1.5 million in the aggregate including the initial financing, then the base shall be increased to $150,000. The terms of the agreements are for three years from the date of the initial financing subject to annual renewals by each party.

A-17

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)
 NOTES TO AUDITED FINANCIAL STATEMENTS
NOTE 9 – SUBSEQUENT EVENTS

In February 2004, the Company received repayment of a promissory note that the Company had received as consideration for a sale of VDAT common stock (see Note 3) to an investor. In order to expedite payment, the Company accepted a settlement on the outstanding balance of the note in the amount of $150,000. The transaction resulted in the Company incurring a loss of approximately $60,000, which has been reflected in the accompanying financial statements.

On February 11, 2004, the Company entered into a license agreement (“Custom License Agreement”) whereby the Company licensed certain software from Virage, Inc. (“Virage”). In connection with the agreements, VDAT guaranteed ("Guaranty") a Promissory Note (the "Note") in the principal amount of $1,406,250 for the Company. The principal is due and payable upon the earlier of (i) May 11, 2004 or (ii) the closing of any debt or equity financing by the Company of at least $2,000,000 (the "Maturity Date"). If VDAT has not concluded a financing of at least $2,000,000 or Onstream Media has not satisfied the Note by May 11, 2004, then Onstream Media would be in default under the Note; consequently the Software Agreement can be terminated at the discretion of Virage, thus canceling the Note. If VDAT has concluded a financing of at least $2,000,000 by May 11, 2004 but the Company has not satisfied the Note, then VDAT would be in breach of the Guaranty; as a result, the Software would be transferred back to Virage and VDAT and the Company would still be obligated to satisfy the Note. In addition, upon a breach of the Guaranty, Virage may convert any principal and unpaid accrued interest due under the Note into shares of the VDAT common stock. The number of conversion shares to be issued would be determined by dividing the outstanding principal amount of the Note and any unpaid accrued interest by the conversion of price of $2.00 per common share of VDAT’s common stock. The Company promised to pay interest on the outstanding principal amount of this promissory note beginning on May 12, 2004 and until such principal sum and any interest accrued thereon is paid in full at a rate per annum equal to ten percent.

*****

A-18

OnStream Media Corporation
(A Development Stage Company)

Financial Statements

For the Three Months Ended
March 31, 2004 and 2003

GUTTA, KOUTOULAS & RELIS, LLC

A-19

OnStream Media Corporation
(A Development Stage Company)

A-20

[LETTERHEAD OF GUTTA KOUTOULAS & RELIS LLC]

Accountant’s Review Report

To the Board of Directors of
OnStream Media Corporation
Pompano Beach, Florida

We have reviewed the accompanying condensed balance sheet of OnStream Media Corporation (a development state company) as of March 31, 2004, and the related statements of income and retained earnings and cash flows for the three months ended March 31, 2004 and 2003, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of OnStream Media Corporation.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted accounting standards, the objective of which is the expression of an opinion regarding statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred significant losses during the development stage, which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The financial statements for the year ended December 31, 2003, were audited by us and we expressed an unqualified opinion on them in our report dated February 6, 2004, but we have not performed any auditing procedures since that date.

/s/ Gutta, Koutoulas & Relis, LLC

Gutta, Koutoulas & Relis, LLC
June 14, 2004

A-21

OnStream Media Corporation
(A Development Stage Company)

CONDENSED BALANCE SHEETS

	December 31,
	March 31, 2004	December 31, 2003

ASSETS	(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$8,632	$5,124
Investment in marketable securities	8,750	7,350
Prepaid insurance	8,956
Notes receivable, net	–	150,000

Total current assets	26,338	162,474
FIXED ASSETS, net	2,441,292	950,758

Total assets	$2,467,630	$1,113,232

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:

Accounts payable and accrued expenses	$80,921	$78,206

Due to related parties	479,488	383,308
Loan payable	17,500	–
Note payable	1,406,250	–

Total current liabilities	1,984,159	461,514

COMMITMENTS AND CONTINGENCIES	–	–

STOCKHOLDER’S EQUITY:

Preferred stock, $0.01 par value; authorized shares – 5,000,000, no shares issued and outstanding at March 31, 2003 and December 31, 2003	–	–
Common stock, $ 0.001 par value; authorized shares - 25,000,000 18,779,680 shares issued and outstanding at March 31, 2004 and December 31, 2003	18,780	18,780
Additional paid-in capital	2,027,654	2,027,654
Deferred stock compensation	(24,225)	(37,800
Unrealized loss on marketable securities	876	(524
Deficit accumulated during the development stage	(1,539,614)	(1,356,392

Total stockholders’ equity	483,471	651,718

Total liabilities and stockholders’ equity	$2,467,630	$1,113,232

The accompanying notes are an integral part of the financial statements.

A-22

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)

CONDENSED STATEMENTS OF OPERATIONS

	Accumulated From Inception (June 11, 2001) to March 31,	For the Three Months Ended March 31

	2004	2004	2003

Operating expenses:
Selling, general and administrative expenses	$1,000,158	$182,732	$93,519
Depreciation	708	425	–

Total operating expenses	1,000,866	183,157	93,519

Loss from operations	(1,000,866)	(183,157)	(93,519)

Other income (expense):
Interest income	3,648	–	–
Dividend income	45,776	–	–
Financial expenses	(3,617)	(65)	–
Write down of note receivable	(60,000)	–	–
Realized loss on sales of marketable securities	(524,555)	–	–

	(538,748)	(65)	–

Net loss before provision for income taxes	(1,539,614)	(183,222)	(93,519)
Income tax provision	–	–	–

Net loss	$(1,539,614)	$(183,222)	$(93,519)

The accompanying notes are an integral part of the financial statements.

A-23

ONSTREAM MEDIA CORPORATION
(A Development Stage Company)

CONDENSED STATEMENTS OF CASH FLOWS

	Accumulated From Inception (June 11, 2001) to March 31,	For the Three Months Ended March 31,

	2004	2004	2003

Cash flows from operating activities:
Net income (loss)	$(1,539,614)	$(183,222)	$(93,519)
Adjustments required to reconcile net loss to net cash used in operating activities:
Loss on sale of marketable securities	478,779	–	–
Amortization of deferred compensation	58,575	13,575	–
Write down of note receivable	60,000	–	–
Depreciation	708	425	–
Increase in prepaid expenses	(8,956)	(8,956)
Increase in accounts payable and accrued expenses	198,971	2,715	–

Net cash used in operating activities	(751,537)	(175,463)	(78,519)

Cash flows from investing activities:
Purchase of equipment	(2,442,000)	(1,490,959)	–
Proceeds from the sale of marketable securities	253,458	–	–
Repayment of note receivable	150,000	150,000

Net cash used in investing activities	(2,038,542)	(1,340,959)	–

Cash flows from financing activities:
Share repurchase	(100,000)	–	–
Borrowings from related party	361,327	96,180	93,519
Borrowing from loans	17,500	17,500
Borrowing from note payable	1,406,250	1,406,250
Sale of common stock, net of offering costs	1,113,634	–	–

Net cash provided by financing activities	2,798,711	1,519,930	93,519

Increase in cash and cash equivalents	8,632	3,508	–
Cash and cash equivalents at beginning of period	–	5,124	1,267

Cash and cash equivalents at end of period	$8,632	$8,632	$1,267

Supplemental Information:
Common stock exchanged for stock in VDAT	$950,000	$–	$750,000

Marketable securities received in lieu of dividend	$45,776	$–	$–

The accompanying notes are an integral part of the financial statements.

A-24

ONSTREAM MEDIA CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements as of March 31, 2004 and March 31, 2003 include all adjustments (consisting only of normal recurring adjustments) that the Company considers necessary for a fair presentation of the results for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for the full fiscal year or for any future period. These financial statements should be read in conjunction with the financial statements as of and for the year ended December 31, 2003 and related notes.

Certain information and note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission.

Merger

On October 22, 2003 the Company executed an agreement and plan of merger agreement (“Agreement”) with a shareholder of the Company, publicly held Visual Data Corporation (“VDAT”). The Agreement is for VDAT to acquire the remaining shares it does not own, or approximately 72% of the Company. Under the terms of the Agreement, each common share of Onstream Media (other than shares owned by VDAT) shall be converted into the right to receive 0.1481 restricted common shares of Visual Data common stock. It is estimated that at the time of the merger Visual Data will issue approximately 2 million shares of restricted common stock to acquire the remaining interest in the Company.

The closing of the merger is subject to various conditions, including approval by VDAT’s and by the Company’s shareholders, as well as the completion by Visual Data of a financing for a minimum of $6.5 million. Jesup & Lamont Securities Corporation has issued a fairness opinion regarding this transaction to the board of directors of Visual Data.

Going Concern

The Company has incurred substantial losses since its inception and has yet to generate any revenues from its operations. In addition, the Company has no cash reserves to fund any additional losses. The Company is reliant upon the merger with VDAT as discussed above. In the event that the anticipated merger should happen to fail, it is likely that the Company will be unable to continue as a going concern.

A-25

ONSTREAM MEDIA CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 2 – FIXED ASSETS

Fixed assets consist of the following at December 31 2003 and 2002:

	March 31, 2004 (Unaudited)	December 31, 2003

Platform development - contract in progress	$998,365	$942,551
Office furniture and equipment	8,490	8,490
Software	28,895
Licensed software	1,406,250

Less accumulated depreciation	(708)	(283)

	$2,441,292	$950,758

The Company is in the development stage of building a platform to develop the business as discussed in Note 1. The development has been subcontracted for the most part to one vendor, Science Applications International Corporation. As of December 31, 2003, the platform was not operational and therefore the platform is not being depreciated.

On February 11, 2004, the Company entered into a license agreement (“Custom License Agreement”) whereby the Company licensed certain software from Virage, Inc. (“Virage”). In connection with the agreement, VDAT guaranteed ("Guaranty") a Promissory Note (the "Note") in the principal amount of $1,406,250 for the Company. The principal is due and payable upon the earlier of (i) May 11, 2004 or (ii) the closing of any debt or equity financing by the Company of at least $2,000,000 (the "Maturity Date"). If VDAT has not concluded a financing of at least $2,000,000 or Onstream Media has not satisfied the Note by May 11, 2004, then Onstream Media would be in default under the Note; consequently, the Software Agreement can be terminated at the discretion of Virage, thus canceling the Note. If VDAT has concluded a financing of at least $2,000,000 by May 11, 2004, but the Company has not satisfied the Note, then VDAT would be in breach of the Guaranty; as a result, the Software would be transferred back to Virage and VDAT and the Company would still be obligated to satisfy the Note. In addition, upon a breach of the Guaranty, Virage may convert any principal and unpaid accrued interest due under the Note into shares of the VDAT common stock. The number of conversion shares to be issued would be determined by dividing the outstanding principal amount of the Note and any unpaid accrued interest by the conversion of price of $2.00 per common share of VDAT’s common stock. The Company promised to pay interest on the outstanding principal amount of this promissory note beginning on May 12, 2004 and until such principal sum and any interest accrued thereon is paid in full at a rate per annum equal to ten percent.

A-26

ONSTREAM MEDIA CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 2 – FIXED ASSETS (continued)

As of March 31, 2004, the Company has recorded the licensed software and the related liability to Virage due to the impending merger and related financing as discussed in Note 1. The Company has recorded these amounts because it believes that the transaction is more likely than not to proceed through closing. In the event that the closing does not occur, the Company will have to reverse the recording of the asset and remove the corresponding liability, which will have no affect on the Company’s statement of operations as such amounts have been guaranteed by VDAT.

NOTE 3 –RELATED PARTY TRANSACTIONS

As discussed in Notes 1, VDAT owns 28% of the Company as of March 31, 2004. The Company utilized space in VDAT’s facilities for general office purposes. Included in selling, general and administrative expenses is a cumulative amount since inception of approximately $57,000 for the use of the facilities. For the three months ended March 31, 2004 and 2003, these expenses totaled approximately $10,000 and $13,000, respectively.

The Company owes VDAT, $196,000 and $139,000, respectively, relating to the expenses noted above and for other items paid on its behalf as of March 31, 2004 and December 31, 2003. Such amounts are included in due to related parties in the accompanying balance sheets.

Also included in due to related parties on the accompanying balance sheets, are amounts that the Company has accrued relating to salaries and reimbursable expenses it owes its executive officers. The unpaid amount as of March 31, 2004 was approximately $283,000. For the three months ended March 31, 2004 and 2003 these expenses totaled approximately $83,000 and $58,000, respectively.

*****

A-27

EXHIBIT B

VISUAL DATA PRO FORMA FINANCIAL STATEMENTS

Visual Data Corporation acquisition of Onstream Media Corporation

On October 22, 2003 Visual Data Corporation executed an agreement and plan of merger agreement with privately held Onstream Media Corporation to acquire the remaining 72% of Onstream Media that Visual Data does not presently own. In December 2001, Visual Data acquired an initial 20% stake in and formed a strategic partnership with Onstream Media. In March 2003, Visual Data increased its ownership in Onstream Media to 28.6%. In accordance with the terms of the Plan of Merger, Onstream Media will merge with OSM, Inc., a wholly-owned subsidiary of Visual Data, and Onstream Media will be the surviving company. Messrs. Randy S. Selman and Alan Saperstein, officers and directors of Visual Data, are members of the board of directors of Onstream Media.

Under the terms of the agreement, each common share of Onstream Media (other than shares owned by Visual Data)     shall be converted into the right to receive .1481 restricted common shares of Visual Data common stock.

The closing of the Acquisition is subject to various conditions, including approval by Visual Data and Onstream Media shareholders, as well as the completion by Visual Data of a financing for a minimum of $6.5 million. Jesup & Lamont Securities Corporation has issued a fairness opinion regarding this transaction to the board of directors of Visual Data.

The following represents significant elements of these transactions:

a)     Onstream Media 's common shareholders will be issued 2,184,429 shares of Visual Data common stock;

b)     Warrants to purchase 820,000 shares of Onstream Media common stock, with an exercise price of $.50 per share, issued and outstanding immediately prior to the closing date will be exchanged for warrants to purchase 121,443 shares of Visual Data common stock, with and exercise price of $3.376. The term of the warrants will remain unchanged;

c)     Options to purchase 342,111 shares of Visual Data 's common stock, with an exercise price of $3.376 per share, will be issued to employees of Onstream Media in exchange for 2,310,000 outstanding vested and unvested Onstream Media options, with an exercise price of $.50 per share. The unvested options will have the same vesting period as the Onstream Media option and a four year term from the closing of the Acquisition and;

d)     The Company entered into a Financing Agreement with several accredited investors. Pursuant to the Financing Agreement the accredited investors will purchase 95,000 shares of Class A-10 for $1.9 million (“Class A-10”). The Class A-10 has a coupon of 8%, payable in cash or in-kind at the Company’s option, has a stated value of $20.00 per share, has a conversion rate of $2.00 per share and for every one share of Class A-10, the investor will receive a warrant to purchase five shares of common stock in Visual Data at $2.25 per share. The warrant will vest at the date of grant and will have a term of five years from the closing of the Transaction. The Company will issue 95,000 shares of Class A-10, which will convert into 950,000 shares of common stock in Visual Data and warrants to purchase an additional 475,000 shares of the Company's common stock, all with an exercise price of $2.25 per share, for an aggregate cash consideration of approximately $2,970,000 before fees. The fees from the Class A-10 financing will be approximately $133,000 and warrants to purchase approximately 95,000 shares of common stock in Visual Data at $2.25 per share. The warrant will vest at the date of grant and will have a term of five years from the closing of the Transaction.

B-1

e)     In addition, the Company also entered into a Financing Agreement with several accredited investors. Pursuant to the Financing Agreement the accredited investors will receive an 8% Convertible Debenture for $4.6 million. The dividend of 8% is payable in cash or in-kind at the Company’s option if the average price during the 20-day period prior to payment exceeds $2.36 per share. The 8% Convertible Debenture has a $2.00 conversion rate per share and for every dollar invested in the 8% Convertible Debenture the investor will receive 17.5% in warrant coverage. The exercise price of the warrant is $2.50 per share. The warrant will vest at the date of grant and will have a term of five years from the closing of the Transaction. The 8% Convertible Debenture includes an additional investment right of $2.3 million. The additional investment right has the same terms as the 8% Convertible Debenture, including warrant coverage. If the entire 8% Convertible Debenture is financed, including the additional investment right, the Company will have $6.9 million in convertible debentures, which will convert into 3,450,000 shares of common stock in Visual Data and warrants to purchase an additional 1,207,500 shares of the Company's common stock, all with an exercise price of $2.50 per share, for an aggregate cash consideration of approximately $9.9 million. The fees from the $6.9 million in convertible debentures, including the $2.3 million in additional investment rights, will be approximately $483,000 and warrants to purchase 345,000 shares of common stock in Visual Data at $2.50 per share. The warrant will vest at the date of grant and will have a term of five years from the closing of the Transaction.

Also as part of this agreement, the following took place:

a)     The Holder of secured promissory notes of Visual Data with an aggregate principal balance of $3,000,000 will be exchanged for 50,000 shares of Class A-10 of Visual Data plus an aggregate of $2,000,000 of cash from the current Financing and the restricted cash. The Holder will receive a warrant to purchase 250,000 shares of common stock in Visual Data at $2.25 per share. The warrant will vest at the date of grant and will have a term of five years from the closing of the Transaction. In addition, the same investor currently owns 232,750 shares of class A-8 convertible preferred stock of Visual Data, with a stated value of $1,396,500. The investor will exchange the 232,750 shares of class A-8 convertible preferred stock of Visual Data into 69,825 shares of Class A-10 of Visual Data, with a stated value of $1,396,500. There will be no warrants granted upon the exchange from Class A-8 to Class A-10 and;

b)     The Company will enter into new employment agreements with executives of the Merged companies. As a result of these transactions, the Company will issue 250,000 shares of common stock and 2,150,000 options to purchase shares of common stock,

The following unaudited pro forma statements of operations for the year ended September 30, 2003 and the six months ended March 31, 2004, give effect to the acquisition and the related financing as if these had been consummated at the beginning of the periods. The unaudited pro forma balance sheet as of March 31, 2004 gives effect to the Acquisition and the related financing as if it had occurred at the beginning of the period.

B-2

Visual Data Corporation
Unaudited Pro Forma Condensed Combining Balance Sheet
As of March 31, 2004

ASSETS	VDAT	OSM	Financing		Acquisition		pro forma Combined

Current assets:
Cash and cash equivalents	$169,085	$8,632	$4,600,000	[1]	$(175,000)	[7]	$2,319,517
			(444,000)	[1]	(200,000)	[9]
			1,900,000	[2]
			(133,000)	[2]
			(993,700)	[3]
			(1,612,500)	[4]
			(300,000)	[5]
			(500,000)	[6]
Restricted cash	1,006,300	—	(1,006,300)	[3]	—		—
Accounts receivable, Net	1,370,993	—	—		(196,154)	[7]	1,174,839
Inventories	146,714	—	—		—		146,714
Prepaid expenses	890,785	8,956	—		—		899,741
Other current assets	8,588	8,750	—		—		17,338

Total current assets	3,592,465	26,338	1,510,500		(571,154)		4,558,149

Property and equipment, net	886,782	2,441,292	—		—		3,328,074
Intangible assets, net	4,038,808	—	—		7,970,192	[7]	11,235,857
					(483,471)	[7]
					500,000	[8]
					89,672	[12]
Other assets	739,625	—	—		—		739,625

Total Assets	$9,257,680	$2,467,630	$1,510,500		$6,625,895		$19,861,705

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,385,353	$80,921	$260,000	[10]	$61,000	[13]	$1,787,785
Related party payable	—	479,488	—		(196,154)	[7]	83,334
					(200,000)	[9]
Deferred revenue	17,575	—	—		—		17,575
Current notes payable	541,129	1,423,750	(1,406,250)	[4]	—		128,279
			(206,250)	[4]
			(300,000)	[5]
			75,900	[5]
Current portion of capital lease obligations	5,293	—	—		—		5,293

Total current liabilities	1,949,861	1,984,159	(1,576,600)		(335,154)		2,022,266
Notes payable, less current Portion	2,885,717	—	4,600,000	[1]	—		2,818,860
			(2,035,589)	[1]
			(2,885,717)	[3]
			254,449	[10]

Preferred Stock:
Class A-8 convertible preferred stock	24	—	(24)	[3]	—		—
Class A-10 convertible preferred stock	—	—	10	[2]	—		22
			5	[3]
			7	[3]
Class A-11 convertible preferred stock	3	—	(3)	[6]	—		—
Common stock	444	18,780	—		218	[7]	687
					(18,780)	[7]
					25	[8]
Additional paid-in capital	61,464,439	2,027,654	1,591,589	[1]	1,241,905	[7]	73,617,983
			1,899,990	[2]	6,553,069	[7]
			(133,000)	[2]	(2,027,654)	[7]
			999,995	[3]	499,975	[8]
			17	[3]
			(499,997)	[6]
Deferred stock-based compensation	—	(24,225)	—		24,225	[7]	—
Unrealized gain on marketable securities		876	—		(876)	[7]	—
Accumulated deficit	(57,042,808)	(1,539,614)	(114,283)	[3]	1,539,614	[7]	(57,232,991)

			(75,900)	[5]	(789,672)	[12]
			(76,000)	[10]	(61,000)	[13]

			(184,000)	[10]
			(254,449)	[10]

Total stockholders' equity	4,422,102	483,471	3,153,957		6,961,049		15,020,579

Total liabilities and stockholders' equity	$9,257,680	$2,467,630	$1,510,500		$6,625,895		$19,861,705

See notes to unaudited pro forma condensed combining financial information.

B-3

Visual Data Corporation
Unaudited Pro Forma Condensed Combining Statement of Operations
For the six months ended March 31, 2004
	VDAT	OSM	Financing		Acquisition		pro forma Combined

Revenues	$3,462,558	$—	$—		$—		$3,462,558
Operating costs
Cost of revenues	1,301,838	—	—		—		1,301,838
Compensation	1,864,997	272,063	—		61,000	[13]	2,198,060
Professional fees	417,573	10,840	—		—		428,413
General and administrative	659,017	29,352	—		(7,564)	[14]	680,805
Sales and marketing	6,287	—	—		—		6,287
Depreciation and amortization	733,840	708	—		789,672	[12]	1,524,220

Total operating costs	4,983,552	312,963	—		843,108		6,139,623

Income (loss) from operations	(1,520,994)	(312,963)	—		(843,108)		(2,677,065)
Other income (expense)	66,364	59,969	(514,449)	[10]	(7,564)	[14]	(705,301)

			(190,183)	[11]

Net loss	$(1,454,630)	$(372,432)	$(704,632)		$(850,672)		$(3,382,366)

Net loss per common share - basic & diluted	$(0.37)	$(0.02)	$—		$(3.40)		$(0.52)
Weighted average shares outstanding - basic & diluted	3,906,478	20,049,680	—		250,000		6,499,911

See notes to unaudited pro forma condensed combining financial information.

B-4

Visual Data Corporation
Unaudited Pro Forma Condensed Combining Statement of Operations
For the twelve months ended September 30, 2003

	VDAT	OSM	Financing		Acquisition		pro forma Combined

Revenues	$6,815,119	$—	$—		$—		$6,815,119
Operating costs
Cost of revenues	2,635,940	—	—		—		2,635,940
Compensation	3,681,576	307,579	—		242,400	[13]	4,231,555
Professional fees	1,038,294	127,076	—		—		1,165,370
General and administrative	1,247,710	57,642	—		(26,722)	[14]	1,278,630
Sales and marketing	17,691	9,429	—		—		27,120
Depreciation and amortization	1,964,989	—	—		1,579,344	[12]	3,544,333

Total operating costs	10,586,200	501,726	—		1,795,022		12,882,948

Income (loss) from operations	(3,771,081)	(501,726)	—		(1,795,022)		(6,067,829)
Other income (expense)	(420,427)	(480,666)	(1,028,897)	[10]	(26,722)	[11]	(2,084,709)

			(141,711)	[11]

Net loss	$(4,191,508)	$(982,392)	$(1,156,894)		$(1,821,744)		$(8,152,538)

Net loss per common share - basic & diluted	$(1.79)	$(0.05)	$—		$(7.29)		$(1.71)
Weighted average sharesoutstanding - basic & diluted	2,344,938	20,049,680	—		250,000		4,779,367

See notes to unaudited pro forma condensed combining financial information.
B-5

VISUAL DATA CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

The accompanying unaudited pro forma financial information is presented for illustrative purposes and is not necessarily indicative of the results of operations that would have been reported if the combination had been completed as presented in the accompanying unaudited pro forma condensed combining balance sheet and statements of operations. The results of operations of Onstream Media will be consolidated with the results of operations of the Company for all periods subsequent to the acquisition date. The unaudited pro forma condensed combined financial information presented is based on, and should be read in conjunction with, the historical financial statements and the related notes thereto for both the Company and Onstream Media.

The unaudited pro forma net loss per share is based on the combined weighted average number of shares of common stock, which include the shares issued in connection with the acquisition of Onstream Media and the financing transactions. Since the effect of common stock equivalents was anti-dilutive, all such equivalents are excluded from the calculation of pro forma net loss per share.

The allocation of the purchase price consideration to the assets acquired and liabilities assumed included in the pro forma condensed combined financial information was based upon preliminary estimates of the fair market value of the acquired assets and assumed liabilities. These estimates of fair market value may change based upon completion of the Company's final valuation of the assets and liabilities of Onstream Media.

The following table sets forth the components of the purchase price (rounded):
Common stock issued	$6,553,000
Options issued to employees	917,000
Warrants issued	325,000
Estimated transaction costs	175,000

Total purchase price	$7,970,000

The consideration issued to holders of Onstream Media's equity instruments was valued as follows:

a)     Onstream Media Common Stock - The exchange ratio from Onstream Media common stock into the Company’s common stock was determined to be .1481 per share.

b)     Options issued to Onstream Media employees - All outstanding options held by employees and advisors to purchase Onstream Media 's common stock have been exchanged for options to purchase 342,111 shares of The Company's common stock. The options have an exercise price of $3.376 per share. The Company valued such stock options using the Black-Scholes option pricing model at $917,000. The calculation was based on the following assumptions:
Volatility	158%
Expected life	4 years
Risk free interest rate	6.25%
Dividend Rate	N/A

c)     Warrants - Warrants to purchase the Company's common stock issued in connection with the acquisition were also valued using the Black-Scholes option pricing model. The warrants have an exercise price of $3.376 per share. The Company valued such warrants at $325,000. The calculation was based on the same assumptions as discussed in b) above.
B-8

The following table provides the preliminary estimated fair value of the acquired assets and liabilities assumed based upon Onstream Media's March 31, 2004 balance sheet (rounded):

Assets:
Onstream Media’s historical assets	$2,467,000
Onstream Media’s historical liabilities	(1,984,000)

Fair value of net assets acquired	483,000
Preliminary intangible asset	7,487,000

Total estimated fair value of net assets
acquired and recorded intangible asset	$7,970,000

In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets, effective for fiscal years beginning after December 15, 2001. The provisions of these statements apply to all business combinations initiated after June 30, 2001. Under the provisions of these pronouncements, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests. Intangible assets with finite lives will be amortized over their useful lives.

Based upon an evaluation of Onstream Media, the excess purchase price over net assets being acquired will be allocated to the Partner Agreement established between Onstream Media and SAIC. In accordance with the provisions of SFAS No. 142, the Company will amortize the intangible assets recorded in connection with the acquisition of Onstream Media over a five year period based upon the estimated term of benefit provided to Onstream Media from the agreement with SAIC. The Company expects to perform an annual impairment test of the intangible assets but has not yet determined what effect these tests will have on the results of operations or the financial position of the Company in future periods.

2.     Explanation of pro forma adjustments:

The accompanying pro forma condensed combining financial statements give effect to the acquisition and the related financing. The unaudited pro forma statements of operations for the year ended September 30, 2003 and the six months ended March 31, 2004, give effect to the acquisition and the related financing as if these had occurred at the beginning of the periods. The unaudited pro forma balance sheet as of March 31, 2004 gives effect to the acquisition and the related financing as if they had occurred at the beginning of the period.

Balance Sheet Adjustments:

A.     Related to Financing

1)     Gross proceeds of $4,600,000 from the issuance of 8% convertible debentures, with a $2.00 per share conversion rate. The 8% convertible debentures have detachable warrants to purchase 805,000 shares of the Company's common stock (with an exercise price of $2.50 per share). The commission on this financing is 7% of the gross proceeds. The estimated additional costs for legal, accounting and printing are approximately $122,000. The fair value of the warrants is approximately $1,592,000 using the Black-Scholes pricing model, utilizing the same assumptions as described above, which is allocated to additional paid in capital. As a result of the commissions and the valuation of the warrants, the Company recorded a discount on the 8% convertible debentures of approximately $2,036,000 that will be amortized into interest over the term of the debentures. The additional investment rights are not reflected in the balance sheet adjustments.

2)     Gross proceeds of $1,900,000 from the issuance of 95,000 shares of Class A-10 convertible preferred stock (“Class A-10”), with a $2.00 per share conversion rate. The Class A-10 has detachable warrants to purchase 475,000 shares of the Company's common stock (with an exercise price of $2.25 per share). The commission on this financing is 7% of the gross proceeds. The commission results in a reduction of additional paid in capital of $133,000.

3)     Settlement of a secured promissory note issued to a shareholder in the principal amount of $3,000,000 ($2,885,717 in long term notes payable, net of unamortized discount) through the issuance of 50,000 shares of Class A-10, with a $2.00 per share conversion rate, and a payment of $2,000,000 by the Company. The Class A-10 has detachable warrants to purchase 250,000 shares of the Company's common stock (with an exercise price of $2.25 per share). The secured promissory note has an unamortized discount of $114,283 at March 31, 2004 that was the result of fees paid on the transaction. This will be expensed to interest expense as part of this transaction. In addition, the same shareholder currently holds 232,750 shares of Class A-8 convertible preferred stock (“Class A-8”), with a stated value of $1,396,500. The shareholder’s Class A-8 shares will be exchanged for 69,825 shares of Class A-10. There will be no additional warrants issued upon this exchange. As a result of these exchanges, the shareholder released the restriction on the restricted cash.

B-9

4)     Settlement of notes payable to Virage, Inc. of $1,612,500, $206,250 represents the Company’s obligation and $1,406,250 represents Onstream Media’s obligation.

5)     Settlement of notes payable to J&C Resources, LLC of $300,000. As a result of the settlement, the balance of the unamortized discount will be expensed. The balance of the unamortized discount is $75,900 as of March 31, 2004. One of the members of our board of directors is the President, Chairman and CEO of J&C Resources, LLC.

6)     Reflects the redemption of the Class A-11 preferred stock for it’s stated value of $500,000.

B.      Related to Acquisition

7)     Reflects the issuance of 2,184,429 shares of the Company's common stock to purchase all of the outstanding common stock of Onstream Media; issuance of options to purchase 342,111 shares of the Company's common stock in exchange for options to purchase 2,310,000 shares of Onstream Media 's common stock; issuance of warrants to purchase 121,443 shares of common stock in exchange for warrants to purchase 820,000 shares of Onstream Media 's common stock. Reflects adjustments to the balance sheet of Onstream Media to reflect the fair value of acquired assets and assumed liabilities, after giving account for the elimination of payable due from Onstream Media to The Company of $196,154. In addition, reflects legal, accounting and opinion fees of $175,000. Refer to the table detailing the purchase price allocation above.

8)     Reflects the issuance of 250,000 shares of the Company's common stock to executives as severance upon the consummation of the acquisition.

9)     Reflects the payment of a portion of the obligations to officers of Onstream Media upon completion of the acquisition. The balance will be satisfied by the Company as mutually agreed between the officers of Onstream Media and the CEO of the Company.

Income Statement Adjustments:

A.     Related to Financing

10)     Reflects interest expense on the Class A-10 and the 8% Convertible Debenture as if they were outstanding for the entire period. The interest expense reflected for the Class A-10 is $152,000 and $76,000, for the 8% Convertible Debenture is $368,000 and $184,000 and the interest expense resulting from the amortization of the discount associated with the 8% Convertible Debenture is $508,897 and $254,449 for the twelve months ended September 30, 2003 and the six months ended March 31, 2004, respectively.

11)     Reflects the write-off of the unamortized discount on the secured promissory note, as described in 3 above. The unamortized discount on the secured promissory note was $141,711 at September 30, 2003 and $114,283 at March 31, 2004. Also, reflects the write-off of the unamortized discount on the J&C Resources LLC note, as described in 5 above. The Company entered into the J&C Resources LLC note in February 2004, therefore, the unamortized discount was $0 at September 30, 2003 and $75,900 at March 31, 2004.

B.     Related to Acquisition

12)     Reflects the amortization of the $7,986,721 of intangible assets classified as partner agreement as if the merger occurred at the beginning of the respective periods. The amortization period is 60 months, therefore, the amortization expense reflected is $1,579,344 and $789,672 for the twelve months ended September 30, 2003 and the six months ended March 31, 2004, respectively.

13)     Reflects the employment contracts as if they were entered into at the beginning of the respective periods. The result is additional compensation expense of $242,000 and $61,000 for the twelve months ended September 30, 2003 and the six months ended March 31, 2004, respectively.

14)     Reflects the reclassification to general and administrative costs for other income recorded by the Company for rent charged Onstream Media. The rent charge was $26,722 for the twelve months ended September 30, 2003 and $7,564 for the six months ended March 31, 2004.

15)     Weighted average shares includes 2,184,429 shares issued to Onstream Media and 250,000 shares issued to executives for severance as if the issuances occurred at the beginning of the respective periods. The calculation does not include options, warrants or other convertible instruments due to the impact being anti-dilutive.

B-10

EXHIBIT C

Visual Data Corporation
Audit Committee Charter

INTRODUCTION AND PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (a) the Company's financial reporting and public disclosure activities, (b) the Company's internal controls regarding finance and accounting, (c) the Company's auditing, accounting and financial reporting processes generally, (d) monitoring management's identification and control of key business and financial risks, and (e) ensuring the independent auditor is ultimately accountable to the board of directors and the audit committee.

COMPOSITION

The Committee shall be comprised of a minimum of three independent directors as appointed by the Board of Directors, who shall meet the independence and Audit Committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. Members of the Audit Committee will be considered independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in t he individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership

MEETINGS

The Committee will have four regularly scheduled meetings each fiscal year. In addition, the Committee will meet at other times if deemed necessary to completely discharge its duties and responsibilities as outlined in this charter.

RESPONSIBILITIES

The responsibilities of the Audit Committee shall include:

C-1

1.	Reviewing this Charter on an annual basis and update it as conditions dictate.
2.

Ensuring that the auditor submits a formal written statement regarding relationships and services which may affect objectivity and independence, for discussing any relevant matters with the independent auditors and for recommending that the full Board take appropriate action to address the independence of the auditor.

3.	Nominating and recommending to the Board the selection or replacement of the independent accountants, taking into consideration independence and effectiveness.
4.	Reviewing the plan for the audit and related services.
5.	Reviewing audit results and financial statements.
6.

Overseeing the adequacy and effectiveness of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls.

7.	Overseeing compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities.
8.	Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.
9.	Annually review the significant risks the Company is exposed to and evaluate management's plan to manage these uncertainties.
10.	Report Committee actions to the Board of Directors, with such recommendations as the Committee deems appropriate.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

REPORTING REQUIREMENTS

The Audit Committee Chairperson will update the full Board of Directors regarding the significant items of discussion at each committee meeting. Additional reports on matters of special interest will be submitted to the Board of Directors as appropriate. In addition to Board of Directors communication, the following information will be reported to the shareholders in the annual proxy statement: (a) confirmation that the company has a formal, documented audit committee charter; and (b) the full text of the audit committee charter at least once every three years and after any significant modification is approved by the Board of Directors.

C-2

EXHIBIT D

EXECUTIVE EMPLOYMENT AGREEMENT

THIS EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into and is effective as of the ___ day of ______, 2004 (the "Effective Date"), between Visual Data Corporation, a Florida corporation, whose principal place of business is 1291 S.W. 29th Avenue, Pompano Beach, Florida 33069 (the "Company") and ________________, an individual whose address is ________________________ (the "Executive").

RECITALS

A.   The Company is a Florida corporation and is principally engaged in the business of providing managed services including webcasting, digital asset management, collaboration and video and audio transport, storage and encoding (the "Business").

B.   The Company presently employs the Executive and desires to continue to employ the Executive and the Executive desires to continue in the employ of the Company.

C.   The Company has established a valuable reputation and goodwill in the Business.

D.   The Executive, by virtue of the Executive's employment with the Company has become familiar with and possessed with the manner, methods, trade secrets and other confidential information pertaining to the Company's business, including the Company's client base.

E.   Any and all options granted to Executive preceding this Agreement shall continue and not expire as a result of any options issued under this Agreement.

F.   The Change of Control excludes the Merger with Onstream Media and the contemplated financing.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and the Executive do hereby agree as follows:

1.   Recitals. The above recitals are true, correct, and are herein incorporated by reference.

2.   Employment. The Company hereby employs the Executive, and the Executive hereby accepts employment, upon the terms and conditions hereinafter set forth.
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3.   Authority and Power During Employment Period.

a.   Duties and Responsibilities. During the term of this Agreement, the Executive shall serve as _______________________________ of the Company and shall have general executive operating supervision over the property, business and affairs of the Company, its subsidiaries and divisions, subject to the guidelines and direction of the Board of Directors of the Company. It is further the intention of the parties that at all times during the "Term," as hereinafter defined, of the Agreement, the Executive shall serve as a member of the Board of Directors of the Company, in accordance with the Bylaws of the Company.

b.   Time Devoted. Throughout the term of the Agreement, the Executive shall devote substantially all of the Executive's business time and attention to the business and affairs of the Company consistent with the Executive's senior executive position with the Company, except for reasonable vacations and except for illness or incapacity, but nothing in the Agreement shall preclude the Executive from engaging in personal business including as a member of the board of directors of related companies, charitable and community affairs, provided that such activities do not interfere with the regular performance of the Executive's duties and responsibilities under this Agreement. In the event Executive shall, at any time, not be on the Board of Directors of the Company and serving as Chairman of such Board, it shall be presumed (if Executive so elects) that the Executive has been terminated other than for cause and Executive shall have all of the rights specified in Section 6(h) of this Agreement just as if the Executive had been terminated "Without Cause."

4.   Term. The Term of employment hereunder will commence on the date as set forth above and terminate four (4) years from the Effective Date, and such term shall automatically be extended for successive one (1) year terms thereafter unless (a) the parties mutually agree in writing to alter or amend the terms of the Agreement; or (b) one or both of the parties exercises their right, pursuant to Section 6 herein, to terminate this employment relationship. For purposes of this Agreement, the Term (the "Term") shall include the initial term and all renewals thereof.

5.   Compensation and Benefits.

a.   Salary. The Executive shall be paid a base salary (the "Base Salary"), payable semi-monthly, at an annual rate of no less than ______________________ Dollars ($________) for the first year, with annual incremental increases of ten (10%) percent per year.

b.   Performance Based Bonus. As additional compensation, the Executive shall be entitled to receive a bonus ("Bonus") for each fiscal year during the Term of the Executive's employment by the Company in an amount equal to one percent (1%) of Earnings of the Company Before Income Tax, Depreciation and Amortization (EBITDA) in excess of the EBITDA for the previous fiscal year (only to the extent of positive net income for such period). The base year for the Bonus shall commence fiscal 2003. The Bonus shall be payable within thirty (30) days of the determination of the amount of the Bonus; provided that at the Executive's sole discretion, to elect to take his bonus in cash or in restricted common stock of the Company, based upon an amount of such restricted common stock which shall be equal to Seventy-Five (75%) of the fair market value of the Company's common stock, which fair market value shall be equal to the average of the closing price for the five (5) prior trading days immediately prior to the determination of such Bonus.

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c.   Stock Options. The Executive shall be granted options ("Options") to purchase an aggregate of ________ shares of Common Stock at an exercise price of $2.50 and shall be exercisable for a period of four (4) years from the date of vesting unless sooner terminated, as described herein. The options shall vest in installments of ________ options each, on each anniversary of the Effective Date of this Agreement, subject to anti-dilution provisions relating to adjustments in the event that the Company, among other things, declares stock dividends, effects forward or reverse stock splits. In addition, the Options shall automatically vest upon the happening of the following events: (i) change of control of the Company, as defined herein; (ii) Constructive Termination, as defined herein, of the Executive; and (iii) termination of the Executive other than for Cause, as defined herein. The unvested Options shall automatically terminate upon the happening of the following: (i) the Executive’s termination for Cause, as defined herein; and (ii) the Executive’s voluntary termination. In the event this Agreement is not renewed or the Executive is terminated other than for Cause, the Executive shall be entitled to register the stock received by Executive upon the exercise of the options provided hereunder on the terms and conditions set forth in a registration rights agreement to be mutually agreed upon by and between Executive and the Company. The Company shall file such Registration Statement as promptly as practicable and at its sole expense. The Company will use its reasonable best efforts through its officers, directors, auditors and counsel in all matters necessary or advisable to file and cause to become effective such Registration Statement as promptly as practicable. Such agreement is in the form attached hereto as Exhibit A. Nothing herein shall effect any options that have previously been issued to the Executive. Upon any termination of the Executive, and if the 5 day average closing stock price is equal to or greater than the exercise price ($2.50) of the option on the date of termination, the Company will cancel the option and will issue fully paid shares in replacement of the option (“Paid Shares”). The Company will pay any and all income taxes incurred by executive from the issuance of the Paid Shares. If the 5 day average closing stock price is less than the exercise price ($2.50) of the option on the date of termination, the options will remain exercisable over the initial term.

d.   Executive Benefits. The Executive shall be entitled to participate in all benefit programs of the Company currently existing or hereafter made available to executives and/or other salaried employees, including, but not limited to, pension and other retirement plans, group life insurance, hospitalization, surgical and major medical coverage, sick leave, disability and salary continuation, vacation and holidays, cellular telephone and all related costs and expenses, long-term disability, and other fringe benefits. In addition the executive will be entitled to receive $1500 monthly as part of a deferred compensation plan for the executive’s retirement.

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e.   Vacation. During each fiscal year of the Company, the Executive shall be entitled to reasonable vacation time and to utilize such vacation as the Executive shall determine; provided however, that the Executive shall evidence reasonable judgment with regard to appropriate vacation scheduling. Notwithstanding the foregoing, Executive shall be entitled to four (4) weeks vacation per year, with unused vacation accruing to the following year in accordance with the Company’s policy.

f.   Business Expense Reimbursement. During the Term of employment, the Executive shall be entitled to receive proper reimbursement for all reasonable, out-of-pocket expenses incurred by the Executive (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder, provided the Executive properly accounts therefor.

g.   Automobile Expenses. The Company shall provide the Executive with an automobile allowance not to exceed $1,000 per month. The Company shall pay all insurance premiums and maintenance for the automobile that is the subject of the automobile allowance.

h.   Memberships, Dues and Charitable Contributions. The Company shall provide to the Executive, in the Executive's sole discretion (i) a membership in a social, charitable or religious organization or club, which membership shall be either in the name of the Executive or in the name of the Company, as determined by the Executive; or (ii) an equivalent dollar amount of charitable donations or contributions shall be made, which amounts and which charities shall be determined in the sole discretion of the Executive; provided that such Membership, Dues and Charitable Contributions shall not exceed Five Thousand Dollars ($5,000) per year.

i.   Place of Employment - Moving Allowance. This Agreement is entered into on the basis that the principal place of business of the Company, and the location from which Executive is to be based for the performance of his services hereunder, is Pompano Beach, Florida. In the event that the Company shall change the location of Company's principal office, or otherwise require Executive to be based and/or to operate from another location which is more than fifty (50) miles further from Executive's then-current residence to the Company's current headquarters office at 1291 S.W. 29th Avenue, Pompano Beach, Florida 33069, Company shall reimburse Executive for all moving and relocation expenses paid or incurred in connection with Executive's relocation to a new residence closer to Company's new principal office.

6.   Consequences of Termination of Employment.

a.   Death. In the event of the death of the Executive during the Term, salary shall be paid to the Executive's designated beneficiary, or, in the absence of such designation, to the estate or other legal representative of the Executive for a period of one (1) year from and after the date of death. The Company shall also be obligated to pay to the Executive's estate or heirs, as the case may be, such amount of Bonus based upon (i) the formula set forth in Section 5(b) of this Agreement, and (ii) the greater of (a) the Bonus earned or accrued for such fiscal year annualized for a 12-month period, or (b) the Bonus for the prior year multiplied times two. Other death benefits will be determined in accordance with the terms of the Company's benefit programs and plans.

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b.   Disability.

(1)   In the event of the Executive's disability, as hereinafter defined, the Executive shall be entitled to compensation in accordance with the Company's disability compensation practice for senior executives, including any separate arrangement or policy covering the Executive, but in all events the Executive shall continue to receive the Executive's salary for a period, at the annual rate in effect immediately prior to the commencement of disability, of not less than 180 days from the date on which the disability has been deemed to occur as hereinafter provided below. Any amounts provided for in this Section 6(b) shall not be offset by other long-term disability benefits provided to the Executive by the Company.

(2)   "Disability," for the purposes of this Agreement, shall be deemed to have occurred in the event (A) the Executive is unable by reason of sickness or accident to perform the Executive's duties under this Agreement for an aggregate of 180 days in any twelve-month period or (B) the Executive has a guardian of the person or estate appointed by a court of competent jurisdiction. Termination due to disability shall be deemed to have occurred upon the first day of the month following the determination of disability as defined in the preceding sentence.

Anything herein to the contrary notwithstanding, if, following a termination of employment hereunder due to disability as provided in the preceding paragraph, the Executive becomes reemployed, whether as an Executive or a consultant to the Company, any salary, annual incentive payments or other benefits earned by the Executive from such reemployment shall offset any salary continuation due to the Executive hereunder commencing with the date of re-employment.

c.   Termination by the Company for Cause.

(1)   Nothing herein shall prevent the Company from terminating Employment for "Cause," as hereinafter defined. The Executive shall continue to receive salary only for the period ending twenty (20) days after the date of such termination plus any accrued Bonus through such date of termination. Any rights and benefits the Executive may have in respect of any other compensation shall be determined in accordance with the terms of such other compensation arrangements or such plans or programs.

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(2)   "Cause" shall mean and include those actions or events specified below in subsections (A) through (E) to the extent the same occur, or the events constituting the same take place, subsequent to the date of execution of this Agreement: (A) Committing or participating in an injurious act of fraud, gross neglect or embezzlement against the Company; (B) committing or participating in any other injurious act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent against the Company, monetarily or otherwise; (C) engaging in a criminal enterprise involving moral turpitude; (D) conviction of an act or acts constituting a felony under the laws of the United States or any state thereof; or (E) any assignment of this Agreement by the Executive in violation of Section 14 of this Agreement. No actions, events or circumstances occurring or taking place at any time prior to the date of this Agreement shall in any event constitute or provide any basis for any termination of this Agreement for Cause;

(3)   Notwithstanding anything else contained in this Agreement, this Agreement will not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a notice of termination stating that the Executive committed one of the types of conduct set forth in this Section 6(c) contained in this Agreement and specifying the particulars thereof and the Executive shall be given a thirty (30) day period to cure such conduct, if possible.

d.   Termination by the Company Other than for Cause. The foregoing notwithstanding, the Company may terminate the Executive's employment for whatever reason it deems appropriate; provided, however, that in the event such termination is not based on Cause, as provided in Section 6(c) above, the Company may terminate this Agreement upon giving three (3) months' prior written notice. During such three (3) month period, the Executive shall continue to perform the Executive's duties pursuant to this Agreement, and the Company shall continue to compensate the Executive in accordance with this Agreement. Subsequent to such 3 month period, the Executive shall be entitled to all Compensation and Benefits as set forth in Subsection 6(h) of this Agreement.

e.   Voluntary Termination. In the event the Executive terminates the Executive's employment on the Executive's own volition (except as provided in Section 6(f) and/or Section 6(g)) prior to the expiration of the Term of this Agreement, including any renewals thereof, such termination shall constitute a voluntary termination and in such event the Executive shall be limited to the same rights and benefits as provided in connection with a termination for Cause as provided in Section 6(c).

f.   Constructive Termination of Employment. If the Executive so elects, a termination by the Company other than for Cause shall be deemed to have occurred upon the occurrence of one or more of the following events without the express written consent of the Executive. In such event, the Executive shall be entitled to all Compensation and Benefits as set forth in Subsection 6(h) of this Agreement:

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(1)   a significant change in the nature or scope of the authorities, powers, functions, duties or responsibilities attached to Executive's position as described in Section 3; or

(2)   Change in the Executive's principal office to a location outside of Broward County or Palm Beach County; or

(3)   any reduction in the Executive's salary or any change in the method of calculating Executive's Bonus Compensation hereunder; or

(4)   a material breach of the Agreement by the Company; or

(5)   a material reduction of the Executive's benefits under any employee benefit plan, program or arrangement (for Executive individually or as part of a group) of the Company as then in effect or as in effect on the effective date of the Agreement, which reduction shall not be effectuated for similarly situated employees of the Company; or

(6)   failure by a successor company to assume the obligations under the Agreement.

Anything herein to the contrary notwithstanding, the Executive shall give written notice to the Board of Directors of the Company that the Executive believes an event has occurred which would result in a Constructive Termination of the Executive's employment under this Section 6(f), which written notice shall specify the particular act or acts, on the basis of which the Executive intends to so terminate the Executive's employment, and the Company shall then be given the opportunity, within fifteen (15) days of its receipt of such notice to cure said event, provided, however, there shall be no time period permitted to cure a second or subsequent occurrence under this Section 6(f) (whether such second occurrence be of the same or a different event specified in subsections (1) through (7) above).

g.   Termination Following a Change of Control.

(1)   In the event that a "Change in Control" of the Company shall occur at any time during the Term hereof, the Executive shall have the right to terminate the Executive's employment under this Agreement upon thirty (30) days written notice given at any time within one year after the occurrence of such event, and such termination of the Executive's employment with the Company pursuant to this Section 6(g)(1), and, in any such event, such termination shall be deemed to be a Termination by the Company other than for Cause and the Executive shall be entitled to such Compensation and Benefits as set forth in Subsection 6(h) of this Agreement.

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(2)   For purposes of this Agreement, a "Change in Control" of the Company shall mean a change in control (A) as set forth in Section 280G of the Internal Revenue Code or (B) of a nature that would be required to be reported in response to Item 1 of the current report on Form 8K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as:

(A)   any "person or group of persons", other than the Executive, (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's outstanding securities then having the right to vote at elections of directors; or,

(B)   there is a failure to elect three or more (or such number of directors as would constitute a majority of the Board of Directors) candidates nominated by management of the Company to the Board of Directors; or

(C)   the individuals who at the commencement date of the Agreement constitute the Board of Directors cease for any reason to constitute a majority thereof unless the election, or nomination for election, of each new director was approved by a vote of at least two thirds of the directors then in office who were directors at the commencement of the Agreement; or

(D)   the business of the Company for which the Executive's services are principally performed is disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary of the Company) or otherwise.

Anything herein to the contrary notwithstanding, this Section 6(g)(2) will not apply where the Executive gives the Executive's explicit written waiver stating that for the purposes of this Section 6(g)(2) a Change in Control shall not be deemed to have occurred. The Executive's participation in any negotiations or other matters in relation to a Change in Control shall in no way constitute such a waiver which can only be given by an explicit written waiver as provided in the preceding sentence.

(3)   In the event that, within twelve (12) months of any Change in Control of the Company or any "Attempted Change in Control," as hereinafter defined of the Company, the Company terminates the employment of the Executive under this Agreement, other than for Cause as defined in Section 6(d), or the Executive's employment is constructively terminated as defined in Section 6(f), then, in any such event, such termination shall be deemed to be a Termination by the Company other than for Cause and the Executive shall be entitled to such Compensation and Benefits as set forth in Subsection 6(h) of this Agreement.

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An "Attempted Change in Control" shall be deemed to have occurred if any substantial attempt, accompanied by significant work efforts and expenditures of money, is made to accomplish a Change in Control, as described in subparagraphs (A), (B), (C) or (D) above whether or not such attempt is made with the approval of a majority of the then current members of the Board of Directors.

h.   Compensation and Benefits Upon Termination of Executive Employment. In the event of any termination of Executive's employment other than for Cause under Section 6(d), or any termination of Executive's employment pursuant to Section 6(f) or Section 6(g), on the effective date of any such termination, the Executive shall be entitled to receive the following:

(1)   All life, disability, health insurance and other benefits pursuant to Section 5, to which he was entitled to continue to receive thirty (30) days prior to the Effective Date of such termination, for a period equal to the lesser of (A) the number of full months the Executive has been employed by the Company, whether pursuant to this Agreement or to any other agreement or arrangement, or (B) two (2) years, and which benefits shall be made for such period (as determined herein) following the effective date of such termination; provided that in the Executive's sole discretion, the Executive may receive the cash equivalent of all or any part of such life, disability and/or health insurance benefits from the Company in lieu of receiving such benefits; plus

(2)   An amount equal to (3) times the Executive's annual Base Salary, based upon the greater of the Executive's Base Salary (i) immediately prior to the effective date of termination or (ii) as of ninety (90) days prior to the effective date of termination; provided that all Base Compensation shall be payable to the Executive bi-weekly; provided that in the event that the Executive is entitled to receive the Base Compensation as a result of a Change in Control, at the Executive's option, the Executive may receive either (i) a lump sum equal to the Base Compensation due to the Executive pursuant to Section 6(g) reduced to present value, as set forth in Section 280G of the Internal Revenue Code or (ii) bi-weekly, plus any accrued Bonus multiplied times two, as computed to the effective date of such termination, computed on the basis of actual figures through such effective date of termination and based upon the formula set forth in Section 5(b) above.

The provisions of this Section 6.h notwithstanding, the Compensation and Benefits to be received by the Executive pursuant to this Section 6.h shall not exceed the amount set forth in Section 162(m) of the Internal Revenue Code, or its successor provision.

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7.   Covenant Not to Compete and Non-Disclosure of Information.

a.   Covenant Not to Compete. The Executive acknowledges and recognizes the highly competitive nature of the Company's business and the goodwill, continued patronage, and specifically the names and addresses of the Company's Clients (as hereinafter defined) constitute a substantial asset of the Company having been acquired through considerable time, money and effort. Accordingly, in consideration of the execution of this Agreement, in the event the Executive's employment is terminated by reason of disability pursuant to Section 6(b) or for Cause pursuant to Section 6(c), then the Executive agrees to the following:

i.   That during the Restricted Period (as hereinafter defined) and within the Restricted Area (as hereinafter defined), the Executive will not, individually or in conjunction with others, directly or indirectly, engage in any Competitive Business Activities (as hereinafter defined), whether as an officer, director, proprietor, employer, partner, independent contractor, investor (other than as a holder solely as an investment of less than 1% of the outstanding capital stock of a publicly traded corporation), consultant, advisor or agent.

ii.   That during the Restricted Period and within the Restricted Area, the Executive will not, directly or indirectly, compete with the Company by soliciting, inducing or influencing any of the Company's Clients which have a business relationship with the Company at the time during the Restricted Period to discontinue or reduce the extent of such relationship with the Company.

b.   Non-Disclosure of Information. In the event Executive's employment has been terminated pursuant to either Section 6(b) or Section 6(c) hereof, Executive agrees that, during the Restricted Period, Executive will not use or disclose any Proprietary Information of the Company for the Executive's own purposes or for the benefit of any entity engaged in Competitive Business Activities. As used herein, the term "Proprietary Information" shall mean trade secrets or confidential proprietary information of the Company which are material to the conduct of the business of the Company. No information can be considered Proprietary Information unless the same is a unique process or method material to the conduct of Company's Business, or is a customer list or similar list of persons engaged in business activities with Company, or if the same is otherwise in the public domain or is required to be disclosed by order of any court or by reason of any statute, law, rule, regulation, ordinance or other governmental requirement. Executive further agrees that in the event his employment is terminated pursuant to Sections 6(b) or 6(c) above, all Documents in his possession at the time of his termination shall be returned to the Company at the Company's principal place of business.

c.   Documents. "Documents" shall mean all original written, recorded, or graphic matters whatsoever, and any and all copies thereof, including, but not limited to: papers; books; records; tangible things; correspondence; communications; telex messages; memoranda; work-papers; reports; affidavits; statements; summaries; analyses; evaluations; client records and information; agreements; agendas; advertisements; instructions; charges; manuals; brochures; publications; directories; industry lists; schedules; price lists; client lists; statistical records; training manuals; computer printouts; books of account, records and invoices reflecting business operations; all things similar to any of the foregoing however denominated. In all cases where originals are not available, the term "Documents" shall also mean identical copies of original documents or non-identical copies thereof.

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d.   Company's Clients. The "Company's Clients" shall be deemed to be any partnerships, corporations, professional associations or other business organizations for whom the Company has performed Business Activities.

e.   Restrictive Period. The "Restrictive Period" shall be deemed to be twelve (12) months following termination of this Agreement pursuant to Sections 6(b) or 6(c) of this Agreement.

f.   Restricted Area. The "Restricted Area" shall, if this Agreement has been terminated pursuant to Section 6(b) or 6(c), be the area commonly included as part of the "Standard Metropolitan Statistical Area" of Pompano Beach, Florida.

g.   Competitive Business Activities. The term "Competitive Business Activities" as used herein shall be deemed to mean the Business.

h.   Covenants as Essential Elements of this Agreement. It is understood by and between the parties hereto that the foregoing covenants contained in Sections 7(a) and (b) are essential elements of this Agreement, and that but for the agreement by the Executive to comply with such covenants, the Company would not have agreed to enter into this Agreement. Such covenants by the Executive shall be construed to be agreements independent of any other provisions of this Agreement. The existence of any other claim or cause of action, whether predicated on any other provision in this Agreement, or otherwise, as a result of the relationship between the parties shall not constitute a defense to the enforcement of such covenants against the Executive.

i.   Survival After Termination of Agreement. Notwithstanding anything to the contrary contained in this Agreement, the covenants in Sections 7(a) and (b) shall survive the termination of this Agreement and the Executive's employment with the Company.

j.   Remedies.

i.    The Executive acknowledges and agrees that the Company's remedy at law for a breach or threatened breach of any of the provisions of Section 7(a) or (b) herein would be inadequate and a breach thereof will cause irreparable harm to the Company. In recognition of this fact, in the event of a breach by the Executive of any of the provisions of Section 7(a) or (b), the Executive agrees that, in addition to any remedy at law available to the Company, including, but not limited to monetary damages, all rights of the Executive to payment or otherwise under this Agreement and all amounts then or thereafter due to the Executive from the Company under this Agreement may be terminated and the Company, without posting any bond, shall be entitled to obtain, and the Executive agrees not to oppose the Company's request for equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available to the Company.

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ii.   The Executive acknowledges that the granting of a temporary injunction, temporary restraining order or permanent injunction merely prohibiting the use of Proprietary Information would not be an adequate remedy upon breach or threatened breach of Section 7(a) or (b) and consequently agrees, upon proof of any such breach, to the granting of injunctive relief prohibiting any form of competition with the Company. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach.

8.   Indemnification.

a.   The Executive shall continue to be covered by the Articles of Incorporation and/or the Bylaws of the Company with respect to matters occurring on or prior to the date of termination of the Executive's employment with the Company, subject to all the provisions of Florida and Federal law and the Articles of Incorporation and Bylaws of the Company then in effect. Such reasonable expenses, including attorneys' fees, that may be covered by the Articles of Incorporation and/or Bylaws of the Company shall be paid by the Company on a current basis in accordance with such provision, the Company's Articles of Incorporation and Florida law. To the extent that any such payments by the Company pursuant to the Company's Articles of Incorporation and/or Bylaws may be subject to repayment by the Executive pursuant to the provisions of the Company's Articles of Incorporation or Bylaws, or pursuant to Florida or Federal law, such repayment shall be due and payable by the Executive to the Company within twelve (12) months after the termination of all proceedings, if any, which relate to such repayment and to the Company's affairs for the period prior to the date of termination of the Executive's employment with the Company and as to which Executive has been covered by such applicable provisions.

b.   The Company specifically acknowledges and agrees that the Executive has personally guaranteed certain obligations on behalf of the Company and further that the Executive is personally liable for certain obligations of the Company. The Company shall indemnify and hold the Executive harmless from any and all obligations that the Executive may incur, including, without limitation, costs and attorneys fees in connection with such guaranties or personal liabilities. Any costs or expenses that may be incurred by the Executive in connection with such liabilities or guaranties shall be reimbursed to the Executive, upon receipt by the Company of documented evidence of such liabilities, within three (3) business days of the receipt of such documented evidence.

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9.   Withholding. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Executive or the Executive's estate or beneficiaries shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other arrangements pursuant to which it is satisfied that such tax and other payroll obligations will be satisfied in a manner complying with applicable law or regulation.

10.   Certain Tax Matters. The Company shall indemnify and hold the Executive harmless from and against (i) the imposition of excise tax (the"Excise Tax") under Section 4999 of the Internal Revenue Code of 1986, as amended (or any successor provision thereto, the ACode@), on any payment made under this Agreement (including any payment made under this paragraph) and any interest, penalties and additions to tax imposed in connection therewith, and (ii) any federal, state or local income tax imposed on any payment made pursuant to this paragraph. The Executive shall not take the position on any tax return or other filing that any payment made under this Agreement is subject to the Excise Tax, unless, in the opinion of independent tax counsel reasonably acceptable to the Company, there is no reasonable basis for taking the position that any such payment is not subject to the Excise Tax under U.S. tax law then in effect. If the Internal Revenue Service makes a claim that any payment or portion thereof is subject to the Excise Tax, at the Company's election, and the Company's direction and expense, the Executive shall contest such claim; provided, however, that the Company shall advance to the Executive the costs and expenses of such contest, as incurred. For the purpose of determining the amount of any payment under clause (ii) of the first sentence of this paragraph, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation applicable to individuals in the calendar year in which such indemnity payment is to be made and state and local income taxes at the highest marginal rates of taxation applicable to individuals as are in effect in the jurisdiction in which the Executive is resident, net of the reduction in federal income taxes that is obtained from deduction of such state and local taxes.

11    Notices. Any notice required or permitted to be given under the terms of this Agreement shall be sufficient if in writing and if sent postage prepaid by registered or certified mail, return receipt requested; by overnight delivery; by courier; or by confirmed telecopy, in the case of the Executive to the Executive's last place of business or residence as shown on the records of the Company, or in the case of the Company to its principal office as set forth in the first paragraph of this Agreement, or at such other place as it may designate.

12    Waiver. Unless agreed in writing, the failure of either party, at any time, to require performance by the other of any provisions hereunder shall not affect its right thereafter to enforce the same, nor shall a waiver by either party of any breach of any provision hereof be taken or held to be a waiver of any other preceding or succeeding breach of any term or provision of this Agreement. No extension of time for the performance of any obligation or act shall be deemed to be an extension of time for the performance of any other obligation or act hereunder.

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13    Completeness and Modification. This Agreement constitutes the entire understanding between the parties hereto superseding all prior and contemporaneous agreements or understandings among the parties hereto concerning the Employment Agreement. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties or, in the case of a waiver, by the party to be charged.

14    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute but one agreement.

15    Binding Effect/Assignment. This Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors and assigns. This Agreement shall not be assignable by the Executive but shall be assignable by the Company in connection with the sale, transfer or other disposition of its business or to any of the Company's affiliates controlled by or under common control with the Company.

16    Governing Law. This Agreement shall become valid when executed and accepted by Company. The parties agree that it shall be deemed made and entered into in the State of Florida and shall be governed and construed under and in accordance with the laws of the State of Florida. Anything in this Agreement to the contrary notwithstanding, the Executive shall conduct the Executive's business in a lawful manner and faithfully comply with applicable laws or regulations of the state, city or other political subdivision in which the Executive is located.

17    Further Assurances. All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

18    Headings. The headings of the sections are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the provisions of this Agreement.

19    Survival. Any termination of this Agreement shall not, however, affect the ongoing provisions of this Agreement which shall survive such termination in accordance with their terms.

20    Severability. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provision of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

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21    Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.

22    Venue. Company and Executive acknowledge and agree that the U.S. District for the Southern District of Florida, or if such court lacks jurisdiction, the 15th Judicial Circuit (or its successor) in and for Palm Beach County, Florida, shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising either, directly or indirectly, under or in connection with this Agreement and the parties further agree that, in the event of litigation arising out of or in connection with this Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

23    Construction. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

THE EXECUTIVE ACKNOWLEDGES THAT THE EXECUTIVE HAS READ ALL OF THE TERMS OF THIS AGREEMENT, UNDERSTANDS THE AGREEMENT, AND AGREES TO ABIDE BY ITS TERMS AND CONDITIONS.

IN WITNESS WHEREOF, the parties have executed this Agreement as of date set forth in the first paragraph of this Agreement.

Witness:	The Company:

VISUAL DATA CORPORATION

By:

Witness:	The Executive

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EXHIBIT E

EXECUTIVE EMPLOYMENT AGREEMENT

THIS EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of the _____ day of _________________, 200__ and is effective as of the ___________day of _______________, 2004 (the "Effective Date"), between Visual Data Corporation, a Florida corporation, whose principal place of business is 1291 S.W. 29th Avenue, Pompano Beach, Florida 33069 (the "Company") and _________________, an individual whose address is _____________________________________ (the "Executive").

RECITALS

A.   The Company is a Florida corporation and is principally engaged in the business of acquisition, marketing, development, distributing, and product production of video information, including without limitation hotel, resort and attraction specific, travel related information (the "Business").

B.   The Company presently employs the Executive and desires to continue to employ the Executive and the Executive desires to continue in the employ of the Company.

C.   The Company has established a valuable reputation and goodwill in the Business.

D.   The Executive, by virtue of the Executive's employment with the Company has become familiar with and possessed with the manner, methods, trade secrets and other confidential information pertaining to the Company's business, including the Company's client base.

E.   Any and all options granted to Executive preceding this Agreement shall continue and not expire as a result of any options issued under this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and the Executive do hereby agree as follows:

1.   Recitals. The above recitals are true, correct, and are herein incorporated by reference.

2.   Employment. The Company hereby employs the Executive, and the Executive hereby accepts employment, upon the terms and conditions hereinafter set forth.

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3.   Authority and Power During Employment Period.

a.   Duties and Responsibilities. During the term of this Agreement, the Executive shall serve as ________________________________ of the Company and shall have general executive operating supervision over the property, business and affairs of the Company, its subsidiaries and divisions, subject to the guidelines and direction of the Board of Directors of the Company. It is further the intention of the parties that at all times during the "Term," as hereinafter defined, of the Agreement, the Executive shall serve as a member of the Board of Directors of the Company, in accordance with the Bylaws of the Company.

b.   Time Devoted. Throughout the term of the Agreement, the Executive shall devote substantially all of the Executive's business time and attention to the business and affairs of the Company consistent with the Executive's senior executive position with the Company, except for reasonable vacations and except for illness or incapacity, but nothing in the Agreement shall preclude the Executive from engaging in personal business including as a member of the board of directors of related companies, charitable and community affairs, provided that such activities do not interfere with the regular performance of the Executive's duties and responsibilities under this Agreement. In the event Executive shall, at any time, not be on the Board of Directors of the Company and serving as Chairman of such Board, it shall be presumed (if Executive so elects) that the Executive has been terminated other than for cause and Executive shall have all of the rights specified in Section 6(h) of this Agreement just as if the Executive had been terminated "Without Cause."

4.   Term. The Term of employment hereunder will commence on the date as set forth above and terminate four (4) years from the Effective Date, and such term shall automatically be extended for successive one (1) year terms thereafter unless (a) the parties mutually agree in writing to alter or amend the terms of the Agreement; or (b) one or both of the parties exercises their right, pursuant to Section 6 herein, to terminate this employment relationship. For purposes of this Agreement, the Term (the "Term") shall include the initial term and all renewals thereof.

5.   Compensation and Benefits.

a.   Salary. The Executive shall be paid a base salary (the "Base Salary"), payable bi-weekly, at an annual rate of no less than ________________________ Dollars ($__________) for the first year, with annual incremental increases of ten (10%) percent per year.

b.   Performance Based Bonus. As additional compensation, the Executive shall be entitled to receive a bonus ("Bonus") for each fiscal year during the Term of the Executive's employment by the Company in an amount equal to one percent (1%) of Earnings of the Company Before Income Tax, Depreciation and Amortization (EBITDA) in excess of the EBITDA for the previous fiscal year. The base year for the Bonus shall commence fiscal 2003. The Bonus shall be payable within thirty (30) days of the determination of the amount of the Bonus; provided that at the Executive's sole discretion, to elect to take his bonus in cash or in restricted common stock of the Company, based upon an amount of such restricted common stock which shall be equal to Seventy-Five (75%) of the fair market value of the Company's common stock, which fair market value shall be equal to the average of the closing price for the five (5) prior trading days immediately prior to the determination of such Bonus.

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c.   Executive Benefits. The Executive shall be entitled to participate in all benefit programs of the Company currently existing or hereafter made available to executives and/or other salaried employees, including, but not limited to, pension and other retirement plans, group life insurance, hospitalization, surgical and major medical coverage, sick leave, disability and salary continuation, vacation and holidays, cellular telephone and all related costs and expenses, long-term disability, and other fringe benefits.

d.   Vacation. During each fiscal year of the Company, the Executive shall be entitled to reasonable vacation time and to utilize such vacation as the Executive shall determine; provided however, that the Executive shall evidence reasonable judgment with regard to appropriate vacation scheduling. Notwithstanding the foregoing, Executive shall be entitled to four (4) weeks vacation per year, with unused vacation accruing to the following year.

e.   Business Expense Reimbursement. During the Term of employment, the Executive shall be entitled to receive proper reimbursement for all reasonable, out-of-pocket expenses incurred by the Executive (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder, provided the Executive properly accounts therefor.

f.   Automobile Expenses. The Company shall provide the Executive with an automobile allowance not to exceed $1,000 per month. The Company shall pay all insurance premiums and maintenance for the automobile that is the subject of the automobile allowance.

g.   Memberships, Dues and Charitable Contributions. The Company shall provide to the Executive, in the Executive's sole discretion (i) a membership in a social, charitable or religious organization or club, which membership shall be either in the name of the Executive or in the name of the Company, as determined by the Executive; or (ii) an equivalent dollar amount of charitable donations or contributions shall be made, which amounts and which charities shall be determined in the sole discretion of the Executive; provided that such Membership, Dues and Charitable Contributions shall not exceed Five Thousand Dollars ($5,000) per year.

h.   Place of Employment - Moving Allowance. This Agreement is entered into on the basis that the principal place of business of the Company, and the location from which Executive is to be based for the performance of his services hereunder, is Pompano Beach, Florida. In the event that the Company shall change the location of Company's principal office, or otherwise require Executive to be based and/or to operate from another location which is more than fifty (50) miles further from Executive's then-current residence to the Company's current headquarters office at 1291 S.W. 29th Avenue, Pompano Beach, Florida 33069, Company shall reimburse Executive for all moving and relocation expenses paid or incurred in connection with Executive's relocation to a new residence closer to Company's new principal office.

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6.   Consequences of Termination of Employment.

a.   Death. In the event of the death of the Executive during the Term, salary shall be paid to the Executive's designated beneficiary, or, in the absence of such designation, to the estate or other legal representative of the Executive for a period of one (1) year from and after the date of death. The Company shall also be obligated to pay to the Executive's estate or heirs, as the case may be, such amount of Bonus based upon (i) the formula set forth in Section 5(b) of this Agreement, and (ii) the greater of (a) the Bonus earned or accrued for such fiscal year annualized for a 12-month period, or (b) the Bonus for the prior year multiplied times two. Other death benefits will be determined in accordance with the terms of the Company's benefit programs and plans.

b.   Disability.

(1)   In the event of the Executive's disability, as hereinafter defined, the Executive shall be entitled to compensation in accordance with the Company's disability compensation practice for senior executives, including any separate arrangement or policy covering the Executive, but in all events the Executive shall continue to receive the Executive's salary for a period, at the annual rate in effect immediately prior to the commencement of disability, of not less than 180 days from the date on which the disability has been deemed to occur as hereinafter provided below. Any amounts provided for in this Section 6(b) shall not be offset by other long-term disability benefits provided to the Executive by the Company.

(2)   "Disability," for the purposes of this Agreement, shall be deemed to have occurred in the event (A) the Executive is unable by reason of sickness or accident to perform the Executive's duties under this Agreement for an aggregate of 180 days in any twelve-month period or (B) the Executive has a guardian of the person or estate appointed by a court of competent jurisdiction. Termination due to disability shall be deemed to have occurred upon the first day of the month following the determination of disability as defined in the preceding sentence.

Anything herein to the contrary notwithstanding, if, following a termination of employment hereunder due to disability as provided in the preceding paragraph, the Executive becomes reemployed, whether as an Executive or a consultant to the Company, any salary, annual incentive payments or other benefits earned by the Executive from such reemployment shall offset any salary continuation due to the Executive hereunder commencing with the date of re-employment.

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c.   Termination by the Company for Cause.

(1)   Nothing herein shall prevent the Company from terminating Employment for "Cause," as hereinafter defined. The Executive shall continue to receive salary only for the period ending twenty (20) days after the date of such termination plus any accrued Bonus through such date of termination. Any rights and benefits the Executive may have in respect of any other compensation shall be determined in accordance with the terms of such other compensation arrangements or such plans or programs.

(2)   "Cause" shall mean and include those actions or events specified below in subsections (A) through (E) to the extent the same occur, or the events constituting the same take place, subsequent to the date of execution of this Agreement: (A) Committing or participating in an injurious act of fraud, gross neglect or embezzlement against the Company; (B) committing or participating in any other injurious act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent against the Company, monetarily or otherwise; (C) engaging in a criminal enterprise involving moral turpitude; (D) conviction of an act or acts constituting a felony under the laws of the United States or any state thereof; or (E) any assignment of this Agreement by the Executive in violation of Section 14 of this Agreement. No actions, events or circumstances occurring or taking place at any time prior to the date of this Agreement shall in any event constitute or provide any basis for any termination of this Agreement for Cause;

(3)   Notwithstanding anything else contained in this Agreement, this Agreement will not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a notice of termination stating that the Executive committed one of the types of conduct set forth in this Section 6(c) contained in this Agreement and specifying the particulars thereof and the Executive shall be given a thirty (30) day period to cure such conduct, if possible.

d.   Termination by the Company Other than for Cause. The foregoing notwithstanding, the Company may terminate the Executive's employment for whatever reason it deems appropriate; provided, however, that in the event such termination is not based on Cause, as provided in Section 6(c) above, the Company may terminate this Agreement upon giving three (3) months' prior written notice. During such three (3) month period, the Executive shall continue to perform the Executive's duties pursuant to this Agreement, and the Company shall continue to compensate the Executive in accordance with this Agreement. Subsequent to such 3 month period, the Executive shall be entitled to all Compensation and Benefits as set forth in Subsection 6(h) of this Agreement.

e.   Voluntary Termination. In the event the Executive terminates the Executive's employment on the Executive's own volition (except as provided in Section 6(f) and/or Section 6(g)) prior to the expiration of the Term of this Agreement, including any renewals thereof, such termination shall constitute a voluntary termination and in such event the Executive shall be limited to the same rights and benefits as provided in connection with a termination for Cause as provided in Section 6(c).

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f.   Constructive Termination of Employment. If the Executive so elects, a termination by the Company other than for Cause shall be deemed to have occurred upon the occurrence of one or more of the following events without the express written consent of the Executive. In such event, the Executive shall be entitled to all Compensation and Benefits as set forth in Subsection 6(h) of this Agreement:

(1)   a significant change in the nature or scope of the authorities, powers, functions, duties or responsibilities attached to Executive's position as described in Section 3; or

(2)   Change in the Executive's principal office to a location outside of Broward County or Palm Beach County; or

(3)   any reduction in the Executive's salary or any change in the method of calculating Executive's Bonus Compensation hereunder; or

(4)   a material breach of the Agreement by the Company; or

(5)   a material reduction of the Executive's benefits under any employee benefit plan, program or arrangement (for Executive individually or as part of a group) of the Company as then in effect or as in effect on the effective date of the Agreement, which reduction shall not be effectuated for similarly situated employees of the Company; or

(6)   failure by a successor company to assume the obligations under the Agreement.

Anything herein to the contrary notwithstanding, the Executive shall give written notice to the Board of Directors of the Company that the Executive believes an event has occurred which would result in a Constructive Termination of the Executive's employment under this Section 6(f), which written notice shall specify the particular act or acts, on the basis of which the Executive intends to so terminate the Executive's employment, and the Company shall then be given the opportunity, within fifteen (15) days of its receipt of such notice to cure said event, provided, however, there shall be no time period permitted to cure a second or subsequent occurrence under this Section 6(f) (whether such second occurrence be of the same or a different event specified in subsections (1) through (7) above).

g.   Termination Following a Change of Control.

(1)   In the event that a "Change in Control" of the Company shall occur at any time during the Term hereof, the Executive shall have the right to terminate the Executive's employment under this Agreement upon thirty (30) days written notice given at any time within one year after the occurrence of such event, and such termination of the Executive's employment with the Company pursuant to this Section 6(g)(1), and, in any such event, such termination shall be deemed to be a Termination by the Company other than for Cause and the Executive shall be entitled to such Compensation and Benefits as set forth in Subsection 6(h) of this Agreement.

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(2)   For purposes of this Agreement, a "Change in Control" of the Company shall mean a change in control (A) as set forth in Section 280G of the Internal Revenue Code or (B) of a nature that would be required to be reported in response to Item 1 of the current report on Form 8K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as:

(A)   any "person or group of persons", other than the Executive, (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's outstanding securities then having the right to vote at elections of directors; or,

(B)   there is a failure to elect three or more (or such number of directors as would constitute a majority of the Board of Directors) candidates nominated by management of the Company to the Board of Directors; or

(C)   the individuals who at the commencement date of the Agreement constitute the Board of Directors cease for any reason to constitute a majority thereof unless the election, or nomination for election, of each new director was approved by a vote of at least two thirds of the directors then in office who were directors at the commencement of the Agreement; or

(D)   the business of the Company for which the Executive's services are principally performed is disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary of the Company) or otherwise.

Anything herein to the contrary notwithstanding, this Section 6(g)(2) will not apply where the Executive gives the Executive's explicit written waiver stating that for the purposes of this Section 6(g)(2) a Change in Control shall not be deemed to have occurred. The Executive's participation in any negotiations or other matters in relation to a Change in Control shall in no way constitute such a waiver which can only be given by an explicit written waiver as provided in the preceding sentence.

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(3)   In the event that, within twelve (12) months of any Change in Control of the Company or any "Attempted Change in Control," as hereinafter defined of the Company, the Company terminates the employment of the Executive under this Agreement, other than for Cause as defined in Section 6(d), or the Executive's employment is constructively terminated as defined in Section 6(f), then, in any such event, such termination shall be deemed to be a Termination by the Company other than for Cause and the Executive shall be entitled to such Compensation and Benefits as set forth in Subsection 6(h) of this Agreement.

An "Attempted Change in Control" shall be deemed to have occurred if any substantial attempt, accompanied by significant work efforts and expenditures of money, is made to accomplish a Change in Control, as described in subparagraphs (A), (B), (C) or (D) above whether or not such attempt is made with the approval of a majority of the then current members of the Board of Directors.

h.   Compensation and Benefits Upon Termination of Executive Employment. In the event of any termination of Executive's employment other than for Cause under Section 6(d), or any termination of Executive's employment pursuant to Section 6(f) or Section 6(g), on the effective date of any such termination, the Executive shall be entitled to receive the following:

(1)   All life, disability, health insurance and other benefits pursuant to Section 5, to which he was entitled to continue to receive thirty (30) days prior to the Effective Date of such termination, for a period equal to the lesser of (A) the number of full months the Executive has been employed by the Company, whether pursuant to this Agreement or to any other agreement or arrangement, or (B) two (2) years, and which benefits shall be made for such period (as determined herein) following the effective date of such termination; provided that in the Executive's sole discretion, the Executive may receive the cash equivalent of all or any part of such life, disability and/or health insurance benefits from the Company in lieu of receiving such benefits; plus

(2)   An amount equal to (3) times the Executive's annual Base Salary, based upon the greater of the Executive's Base Salary (i) immediately prior to the effective date of termination or (ii) as of ninety (90) days prior to the effective date of termination; provided that all Base Compensation shall be payable to the Executive bi-weekly; provided that in the event that the Executive is entitled to receive the Base Compensation as a result of a Change in Control, at the Executive's option, the Executive may receive either (i) a lump sum equal to the Base Compensation due to the Executive pursuant to Section 6(g) reduced to present value, as set forth in Section 280G of the Internal Revenue Code or (ii) bi-weekly, plus any accrued Bonus multiplied times two, as computed to the effective date of such termination, computed on the basis of actual figures through such effective date of termination and based upon the formula set forth in Section 5(b) above.

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The provisions of this Section 6.h notwithstanding, the Compensation and Benefits to be received by the Executive pursuant to this Section 6.h shall not exceed the amount set forth in Section 162(m) of the Internal Revenue Code, or its successor provision.

7.   Covenant Not to Compete and Non-Disclosure of Information.

a.   Covenant Not to Compete. The Executive acknowledges and recognizes the highly competitive nature of the Company's business and the goodwill, continued patronage, and specifically the names and addresses of the Company's Clients (as hereinafter defined) constitute a substantial asset of the Company having been acquired through considerable time, money and effort. Accordingly, in consideration of the execution of this Agreement, in the event the Executive's employment is terminated by reason of disability pursuant to Section 6(b) or for Cause pursuant to Section 6(c), then the Executive agrees to the following:

i.   That during the Restricted Period (as hereinafter defined) and within the Restricted Area (as hereinafter defined), the Executive will not, individually or in conjunction with others, directly or indirectly, engage in any Competitive Business Activities (as hereinafter defined), whether as an officer, director, proprietor, employer, partner, independent contractor, investor (other than as a holder solely as an investment of less than 1% of the outstanding capital stock of a publicly traded corporation), consultant, advisor or agent.

ii.   That during the Restricted Period and within the Restricted Area, the Executive will not, directly or indirectly, compete with the Company by soliciting, inducing or influencing any of the Company's Clients which have a business relationship with the Company at the time during the Restricted Period to discontinue or reduce the extent of such relationship with the Company.

b.   Non-Disclosure of Information. In the event Executive's employment has been terminated pursuant to either Section 6(b) or Section 6(c) hereof, Executive agrees that, during the Restricted Period, Executive will not use or disclose any Proprietary Information of the Company for the Executive's own purposes or for the benefit of any entity engaged in Competitive Business Activities. As used herein, the term "Proprietary Information" shall mean trade secrets or confidential proprietary information of the Company which are material to the conduct of the business of the Company. No information can be considered Proprietary Information unless the same is a unique process or method material to the conduct of Company's Business, or is a customer list or similar list of persons engaged in business activities with Company, or if the same is otherwise in the public domain or is required to be disclosed by order of any court or by reason of any statute, law, rule, regulation, ordinance or other governmental requirement. Executive further agrees that in the event his employment is terminated pursuant to Sections 6(b) or 6(c) above, all Documents in his possession at the time of his termination shall be returned to the Company at the Company's principal place of business.

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c.   Documents. "Documents" shall mean all original written, recorded, or graphic matters whatsoever, and any and all copies thereof, including, but not limited to: papers; books; records; tangible things; correspondence; communications; telex messages; memoranda; work-papers; reports; affidavits; statements; summaries; analyses; evaluations; client records and information; agreements; agendas; advertisements; instructions; charges; manuals; brochures; publications; directories; industry lists; schedules; price lists; client lists; statistical records; training manuals; computer printouts; books of account, records and invoices reflecting business operations; all things similar to any of the foregoing however denominated. In all cases where originals are not available, the term "Documents" shall also mean identical copies of original documents or non-identical copies thereof.

d.   Company's Clients. The "Company's Clients" shall be deemed to be any partnerships, corporations, professional associations or other business organizations for whom the Company has performed Business Activities.

e.   Restrictive Period. The "Restrictive Period" shall be deemed to be twelve (12) months following termination of this Agreement pursuant to Sections 6(b) or 6(c) of this Agreement.

f.   Restricted Area. The "Restricted Area" shall, if this Agreement has been terminated pursuant to Section 6(b) or 6(c), be the area commonly included as part of the "Standard Metropolitan Statistical Area" of Pompano Beach, Florida.

g.   Competitive Business Activities. The term "Competitive Business Activities" as used herein shall be deemed to mean the Business.

h.   Covenants as Essential Elements of this Agreement. It is understood by and between the parties hereto that the foregoing covenants contained in Sections 7(a) and (b) are essential elements of this Agreement, and that but for the agreement by the Executive to comply with such covenants, the Company would not have agreed to enter into this Agreement. Such covenants by the Executive shall be construed to be agreements independent of any other provisions of this Agreement. The existence of any other claim or cause of action, whether predicated on any other provision in this Agreement, or otherwise, as a result of the relationship between the parties shall not constitute a defense to the enforcement of such covenants against the Executive.

i.   Survival After Termination of Agreement. Notwithstanding anything to the contrary contained in this Agreement, the covenants in Sections 7(a) and (b) shall survive the termination of this Agreement and the Executive's employment with the Company.

j.   Remedies.

i.   The Executive acknowledges and agrees that the Company's remedy at law for a breach or threatened breach of any of the provisions of Section 7(a) or (b) herein would be inadequate and a breach thereof will cause irreparable harm to the Company. In recognition of this fact, in the event of a breach by the Executive of any of the provisions of Section 7(a) or (b), the Executive agrees that, in addition to any remedy at law available to the Company, including, but not limited to monetary damages, all rights of the Executive to payment or otherwise under this Agreement and all amounts then or thereafter due to the Executive from the Company under this Agreement may be terminated and the Company, without posting any bond, shall be entitled to obtain, and the Executive agrees not to oppose the Company's request for equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available to the Company.

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ii.   The Executive acknowledges that the granting of a temporary injunction, temporary restraining order or permanent injunction merely prohibiting the use of Proprietary Information would not be an adequate remedy upon breach or threatened breach of Section 7(a) or (b) and consequently agrees, upon proof of any such breach, to the granting of injunctive relief prohibiting any form of competition with the Company. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach.

8.   Indemnification.

a.   The Executive shall continue to be covered by the Articles of Incorporation and/or the Bylaws of the Company with respect to matters occurring on or prior to the date of termination of the Executive's employment with the Company, subject to all the provisions of Florida and Federal law and the Articles of Incorporation and Bylaws of the Company then in effect. Such reasonable expenses, including attorneys' fees, that may be covered by the Articles of Incorporation and/or Bylaws of the Company shall be paid by the Company on a current basis in accordance with such provision, the Company's Articles of Incorporation and Florida law. To the extent that any such payments by the Company pursuant to the Company's Articles of Incorporation and/or Bylaws may be subject to repayment by the Executive pursuant to the provisions of the Company's Articles of Incorporation or Bylaws, or pursuant to Florida or Federal law, such repayment shall be due and payable by the Executive to the Company within twelve (12) months after the termination of all proceedings, if any, which relate to such repayment and to the Company's affairs for the period prior to the date of termination of the Executive's employment with the Company and as to which Executive has been covered by such applicable provisions.

b.   The Company specifically acknowledges and agrees that the Executive has personally guaranteed certain obligations on behalf of the Company and further that the Executive is personally liable for certain obligations of the Company. The Company shall indemnify and hold the Executive harmless from any and all obligations that the Executive may incur, including, without limitation, costs and attorneys fees in connection with such guaranties or personal liabilities. Any costs or expenses that may be incurred by the Executive in connection with such liabilities or guaranties shall be reimbursed to the Executive, upon receipt by the Company of documented evidence of such liabilities, within three (3) business days of the receipt of such documented evidence.

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9.   Withholding. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Executive or the Executive's estate or beneficiaries shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other arrangements pursuant to which it is satisfied that such tax and other payroll obligations will be satisfied in a manner complying with applicable law or regulation.

10.   Certain Tax Matters. The Company shall indemnify and hold the Executive harmless from and against (i) the imposition of excise tax (the"Excise Tax") under Section 4999 of the Internal Revenue Code of 1986, as amended (or any successor provision thereto, the ACode@), on any payment made under this Agreement (including any payment made under this paragraph) and any interest, penalties and additions to tax imposed in connection therewith, and (ii) any federal, state or local income tax imposed on any payment made pursuant to this paragraph. The Executive shall not take the position on any tax return or other filing that any payment made under this Agreement is subject to the Excise Tax, unless, in the opinion of independent tax counsel reasonably acceptable to the Company, there is no reasonable basis for taking the position that any such payment is not subject to the Excise Tax under U.S. tax law then in effect. If the Internal Revenue Service makes a claim that any payment or portion thereof is subject to the Excise Tax, at the Company's election, and the Company's direction and expense, the Executive shall contest such claim; provided, however, that the Company shall advance to the Executive the costs and expenses of such contest, as incurred. For the purpose of determining the amount of any payment under clause (ii) of the first sentence of this paragraph, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation applicable to individuals in the calendar year in which such indemnity payment is to be made and state and local income taxes at the highest marginal rates of taxation applicable to individuals as are in effect in the jurisdiction in which the Executive is resident, net of the reduction in federal income taxes that is obtained from deduction of such state and local taxes.

11    Notices. Any notice required or permitted to be given under the terms of this Agreement shall be sufficient if in writing and if sent postage prepaid by registered or certified mail, return receipt requested; by overnight delivery; by courier; or by confirmed telecopy, in the case of the Executive to the Executive's last place of business or residence as shown on the records of the Company, or in the case of the Company to its principal office as set forth in the first paragraph of this Agreement, or at such other place as it may designate.

12    Waiver. Unless agreed in writing, the failure of either party, at any time, to require performance by the other of any provisions hereunder shall not affect its right thereafter to enforce the same, nor shall a waiver by either party of any breach of any provision hereof be taken or held to be a waiver of any other preceding or succeeding breach of any term or provision of this Agreement. No extension of time for the performance of any obligation or act shall be deemed to be an extension of time for the performance of any other obligation or act hereunder.

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13    Completeness and Modification. This Agreement constitutes the entire understanding between the parties hereto superseding all prior and contemporaneous agreements or understandings among the parties hereto concerning the Employment Agreement. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties or, in the case of a waiver, by the party to be charged.

14    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute but one agreement.

15    Binding Effect/Assignment. This Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors and assigns. This Agreement shall not be assignable by the Executive but shall be assignable by the Company in connection with the sale, transfer or other disposition of its business or to any of the Company's affiliates controlled by or under common control with the Company.

16    Governing Law. This Agreement shall become valid when executed and accepted by Company. The parties agree that it shall be deemed made and entered into in the State of Florida and shall be governed and construed under and in accordance with the laws of the State of Florida. Anything in this Agreement to the contrary notwithstanding, the Executive shall conduct the Executive's business in a lawful manner and faithfully comply with applicable laws or regulations of the state, city or other political subdivision in which the Executive is located.

17    Further Assurances. All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

18    Headings. The headings of the sections are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the provisions of this Agreement.

19    Survival. Any termination of this Agreement shall not, however, affect the ongoing provisions of this Agreement which shall survive such termination in accordance with their terms.

20    Severability. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provision of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

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21    Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.

22    Venue. Company and Executive acknowledge and agree that the U.S. District for the Southern District of Florida, or if such court lacks jurisdiction, the 15th Judicial Circuit (or its successor) in and for Palm Beach County, Florida, shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising either, directly or indirectly, under or in connection with this Agreement and the parties further agree that, in the event of litigation arising out of or in connection with this Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

23    Construction. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

THE EXECUTIVE ACKNOWLEDGES THAT THE EXECUTIVE HAS READ ALL OF THE TERMS OF THIS AGREEMENT, UNDERSTANDS THE AGREEMENT, AND AGREES TO ABIDE BY ITS TERMS AND CONDITIONS.

IN WITNESS WHEREOF, the parties have executed this Agreement as of date set forth in the first paragraph of this Agreement.

Witness:	The Company:

VISUAL DATA CORPORATION

By:

Witness:	The Executive

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VISUAL DATA CORPORATION

2004 ANNUAL MEETING OF SHAREHOLDERS
           , 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF VISUAL DATA CORPORATION.

     The undersigned hereby appoints Randy S. Selman proxy with power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock of Visual Data Corporation held of record by the undersigned on June 28, 2004 at the 2004 Annual Meeting of Shareholders to be held at the Courtyard by Marriott Fort Lauderdale North, 2440 West Cypress Creek Road, Fort Lauderdale, Florida 33309, on Wednesday, August 25, 2004 at 2 p.m., local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

1. Election of Directors

Nominees: Randy S. Selman, Alan M. Saperstein, Benjamin Swirsky, Robert J. Wussler and Charles S. Johnston.

|_| FOR all nominees	|_| WITHHOLD AUTHORITY	|_| FOR all nominees, except
as noted :
Nominee exception

2. Proposal to ratify the appointment of Goldstein Lewin & Co. as independent auditors of Visual Data Corporation for the fiscal year ending September 30, 2004.

|_| FOR	|_| AGAINST	|_| ABSTAIN

3. Proposal to approve an amendment to our 1996 Stock Option Plan increasing the number of shares of common stock issuable under the Plan from 733,334 shares to 3,500,000 shares;

|_| FOR	|_| AGAINST	|_| ABSTAIN

4. Proposal to approve the cancellation of outstanding options and the re-granting of these options to the option holders;

|_| FOR	|_| AGAINST	|_| ABSTAIN

5. Proposal to approve the possible issuance of in excess of 19.99% of the presently issued and outstanding common stock of Visual Data upon the conversion of shares of Series A-10 Convertible Preferred Stock and the 8% senior secured convertible notes; and

|_| FOR	|_| AGAINST	|_| ABSTAIN

6. Proposal to approve the possible issuance of in excess of 19.99% of the presently issued and outstanding common stock of Visual Data in the Onstream Merger in a transaction in which a Director owns more than 5%.

|_| FOR	|_| AGAINST	|_| ABSTAIN

7. Proposal to approve new employment agreements for executive officers following the Onstream Merger, the granting of options to certain members of management and the payment of severance benefits.

|_| FOR	|_| AGAINST	|_| ABSTAIN

8. Proposal to approve Articles of Amendment to our Articles of Incorporation changing the name of our company to Onstream Media Corporation.

|_| FOR	|_| AGAINST	|_| ABSTAIN

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     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     IF PROPOSAL 5, PROPOSAL 6, PROPOSAL 7 AND PROPOSAL 8 ARE NOT APPROVED, NONE OF THESE PROPOSALS WILL BE ENACTED.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF 2004 ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Please check the appropriate box indicating the class or classes of voting securities you hold and insert the number of shares opposite the description.

(Signature)	(Signature if jointly held)

(Printed name)	(Printed name)

     Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY.
THANK YOU.

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